                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-8370

                                 MCMORGAN FUNDS
               (Exact name of Registrant as specified in charter)

                           One Bush Street, Suite 800
                             San Francisco, CA 94104
               (Address of principal executive offices) (Zip code)

                                 Teresa Matzelle
                          Vice President and Secretary
                             McMorgan & Company LLC
                           One Bush Street, Suite 800
                             San Francisco, CA 94104
                     (Name and address of agent for service)

Copies to:
Bibb L. Strench, Esq.                                 Jeffrey A. Engelsman, Esq.
Sutherland Asbill & Brennan LLP                       New York Life Investment
1275 Pennsylvania Avenue, N.W.                        Management LLC
Washington, DC 20004-2415                             169 Lackawanna Avenue
                                                      Parsippany, NJ 07054

Registrant's telephone number, including area code: (800) 831-1994

Date of fiscal year end: June 30

Date of reporting period: December 31, 2006

                                  FORM N-CSRS

ITEM 1. REPORTS TO STOCKHOLDERS.

[MCMORGAN FUNDS LOGO]

SEMI-ANNUAL REPORT

[PICTURE]

December 31, 2006

Principal Preservation Fund
Intermediate Fixed Income Fund
Fixed Income Fund
High Yield Fund
Balanced Fund
Equity Investment Fund

The McMorgan Funds are offered by NYLIFE Distributors LLC
169 Lackawanna Avenue, Parsippany, NJ 07054.

                                   [PICTURE]

                            LETTER FROM THE PRESIDENT
                            -------------------------

Dear Shareholder,

The U.S. economy continued a pattern of moderate growth in 2006, but at a slower pace as the year wore on. The real gross domestic product slowed to a 2.2% annual pace during 2006's third quarter from a 4.1% average annualized pace in the year's first six months. Expectations are that the final quarter of the year will show growth of 2.0%, and that 2007 will average 2.5%.

As growth moderated into year-end 2006, so has inflation by virtually all measures. U.S. consumer prices were up 0.1% in October and unchanged in November after seeing monthly increases of 0.2% to 0.3% during the second and third quarters of 2006. Although inflation was above the Federal Reserve's comfort zone early in the year, most inflation measures have seen recent improvement.

The equity market rally that began in June continued through December, as the S&P 500 hit five-year highs. The rally began when the Federal Reserve ceased increasing the Federal Funds rate. The price of oil moved from over $80 a barrel to around $60, providing a positive lift to the market. Third quarter earnings were also much stronger than anticipated, while continued strength in mergers and acquisitions provided further positive momentum for stocks. The S&P 500 has now increased each of the past four years, and ended the year about 7% away from its all-time high set in March of 2000.

The bond market rallied as yields on 10-year Treasury notes fell from 5.20% in July to a low of 4.40% at the beginning of December. The drop in yields coincided with a slowing of domestic conditions to below-trend economic growth. Inflation expectations eased, giving the Federal Reserve Board latitude to hold its target Fed Funds rate at 5.25%, while evaluating the lagged effects of 17 consecutive 0.25% increases. Personal consumption supported economic growth for much of the period and capped the year with robust retail sales in December. By year-end, evidence emerged to suggest that some of the supply imbalances in residential real estate had corrected. With commodity and energy inflationary pressures abating, investors began to anticipate more trend-like economic growth in future periods. The 10-year Treasury note ended 2006 at a yield of 4.70%, near the middle of its 6-month trading range.

Our semi-annual report for the six months ended December 31, 2006 that follows, provides additional information about the market forces, investment decisions, and securities that influenced each of the McMorgan Funds during the reporting period. We hope you find this information helpful in monitoring your investment.

The McMorgan Funds seek to achieve superior performance through a consistent application of a disciplined investment approach. Past performance does not guarantee future results. Although economic, industry, and geopolitical variables are constantly in flux, we strive to provide competitive performance for our shareholders over full market cycles. Thank you for placing your trust and confidence in the McMorgan Funds.

Sincerely,

-s- Mark R. Taylor
Mark R. Taylor
President

                     MCMORGAN FUNDS SEMI-ANNUAL REPORT 2006

PRINCIPAL PRESERVATION FUND

NASDAQ SYMBOL: MCPXX | DECEMBER 31, 2006

The Principal Preservation Fund's investment objective is to maximize current income consistent with maintaining liquidity and preserving capital. The Fund invests in short-term, high-quality, U.S. dollar-denominated securities with remaining maturities of thirteen months or less. The Fund maintains a dollar-weighted average portfolio maturity of 90 days or less and seeks to maintain a stable $1 share price.

Q: What factors affected the short-term bond market during the six months ended December 31, 2006?

A: During the second half of the year, money markets focused on two main drivers of Federal Reserve Board policy, namely slowing economic growth and lingering concern over inflation. Economic activity, while generally healthy, slowed from the rapid pace witnessed in the first half of the year. The decline in residential real estate markets reduced overall growth despite continued strength in consumer spending, exports, and business investment. Core inflation appears to have peaked in September, though tight labor markets have the potential to sustain inflation pressures. The Federal Reserve halted its 17 successive 0.25% rate increases at 5.25% in June 2006, as the Fed viewed decelerating economic growth as a natural means to keep inflation in check. Still, inflation metrics remain at the upper range of the Fed's comfort level and currently dominate the Federal Reserve's policy decisions over slowing economic growth.

Q:   How did the economic environment affect the results of the portfolio?

A: Short terms rates plateaued with the Federal Reserve on hold and market expectations for further economic slowing and/or receding inflationary pressures. This has supported a higher overall yield in the portfolio, while reducing the term premium on longer-maturity money market instruments. The annualized 7-day current yield and 30-day SEC yield as of December 31, 2006 were 5.09% and 5.06%, respectively.

Q:   How did the Principal Preservation Fund invest during the reporting period?

A: The Fund modestly extended the average maturity to a more neutral level as the flat term structure of short-dated money market rates reflected the Fed's steady stance. The Fund continued to seek maximum current income and returns consistent with the preservation of capital.

Q:   Did the Fund change its asset class weightings?

A: The Fund generally invests in government securities, high quality short-dated commercial paper, and second tier commercial paper. Allocation to commercial paper increased slightly to enhance the portfolio's yield while maintaining a relatively short maturity profile.

Q:   What do you anticipate going forward?

A: The Federal Reserve appears to be at or near the end of the current monetary tightening cycle, though, as always, we expect policy makers to remain vigilant for signs of inflationary pressure. The economy should expand at a moderate pace over the next six months. Commodity and energy inflationary pressures have abated, though tight labor markets remain a concern. Consequently, the Fed is likely to remain on hold and the flat term structure of money market rates appears consistent with the likely path of monetary policy.

          MCMORGAN PRINCIPAL PRESERVATION FUND AS OF DECEMBER 31, 2006

                                DIVERSIFICATION

                                  [PIE CHART]

Cash                                1%
Commercial Paper                   58%
Corporate                          29%
Gov't                               9%
Certificate of Deposit              3%

                                 CREDIT QUALITY++

                                   [PIE CHART]

Bank C.D.                           3%
Gov't                               9%
Aaa                                 3%
Aa                                  8%
A                                  15%
Baa                                 1%
A-1/P-1                            57%
A-2/P-2                             4%

                                    MATURITY

                                   [PIE CHART]

1-15 days                          24%
16-30 days                         26%
31-90 days                         17%
90+ days                           33%

AVERAGE ANNUAL TOTAL RETURNS FOR PERIOD ENDED DECEMBER 31 (%)


                                            INCEPTION     ONE    THREE   FIVE      TEN
                                              DATE        YEAR   YEARS   YEARS    YEARS
                                            ---------     ----   -----   -----    -----
McMorgan Principal Preservation Fund        7/13/94       4.87    2.98   2.30     3.73

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE VISIT WWW.MCMORGANFUNDS.COM.

PRINCIPAL PRESERVATION FUND--SEVEN-DAY CURRENT YIELD (%)

                              [PERFORMANCE GRAPH]

                             [PLOT POINTS TO COME]

THE CURRENT YIELD MORE CLOSELY REFLECTS THE CURRENT EARNINGS OF THE FUND THAN THE TOTAL RETURN QUOTATION.

AN INVESTMENT IN THE FUND IS NOT INSURED ORGUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

++ Ratings such as "P-1" refer to individual bonds, and not to the Fund itself.
   Ratings by Moody's.

                     MCMORGAN FUNDS SEMI-ANNUAL REPORT 2006

INTERMEDIATE FIXED INCOME FUND

NASDAQ SYMBOL: MCMNX | DECEMBER 31, 2006

The Intermediate Fixed Income Fund's investment objective is above average total return consistent with maintaining liquidity and preserving capital. The Fund invests in high quality, short- to intermediate-term bonds and other debt securities with no limit on the average remaining maturities. The average weighted portfolio maturity is generally between three and ten years.

Q: What factors affected the bond market during the reporting period ended December 31, 2006?

A: The second half of 2006 witnessed a strong bond rally as yields on 10-year Treasury notes fell from 5.20% in July to a low of 4.40% at the beginning of December. The drop in yields was precipitated by a decline in residential real estate investment that resulted in below-trend economic growth. Concurrently, inflation expectations eased, giving the Federal Reserve latitude to hold its target Fed Funds rate at 5.25% while evaluating the lagged effects of 17 consecutive 0.25% increases. Nevertheless, labor market conditions remained healthy as evidenced by stable job creation and wage gains. Personal consumption supported economic growth for the period, and capped the year with robust retail sales in December. Additionally, by year-end, preliminary evidence emerged to suggest that some supply imbalances in residential real estate had corrected. Finally, with commodity and energy inflationary pressures abating, investors began to anticipate more trend-like economic growth in future periods. The 10-year Treasury note ended 2006 at 4.70%, near the middle of its 6-month trading range.

Q: How did the Fund perform compared to its benchmark during the reporting period?

A:    The Fund outperformed its benchmark during the six months ending
      December 31, 2006. The Fund's return was 4.92% vs. the Lehman Bros. Intermediate U.S. Government Credit Index of 4.26%. Overall interest rate exposure, or duration, had no impact on performance relative to the benchmark, as the Fund's duration was the same as the index.

Q: Were there any particular holdings or sectors that enhanced or detracted from performance?

A: The Fund's overweight allocation to spread sectors, particularly corporate bonds, residential and commercial mortgage-backed securities contributed positively to performance. Security selection within corporate bonds and mortgage-backed securities was also favorable. Following strong relative performance in the third and fourth quarters, holdings in Ford Motor Credit Corp. were eliminated. In December, the Fund received a settlement distribution as part of the WorldCom, Inc. class action litigation, recorded as income during the quarter. No aspect of the investment strategy during the period created a notable detraction from performance.

Q:    How is the Fund positioned going forward?

A: The Fund's interest rate strategy remains neutral to the benchmark, with a focus on intermediate maturities in the 5 to 10 year part of the yield curve. Overall portfolio exposure to spread sectors remains notably above benchmark levels, reflecting our expectations for continued low volatility and low risk premiums. The Fund has a substantial commitment to commercial mortgage-backed and U.S. agency single family mortgage-backed securities. Currently, the Fund has no position in U.S. Treasury Inflation Protection Securities and is modestly underweighted in other Treasury securities versus the benchmark.

      Funds that invest in bonds are subject to credit, interest rate and inflation risk and can lose principal value when interest rates rise.

         MCMORGAN INTERMEDIATE FIXED INCOME FUND AS OF DECEMBER 31, 2006

                                DIVERSIFICATION

                                  [PIE CHART]

Cash                              (11)%++++
Gov't                              51%
Corporate                          31%
Mortgage                           16%
Short-Term                         13%


                                 BOND QUALITY++

                                   [PIE CHART]

Gov't                              54%
Aaa                                13%
Aa                                  6%
A                                   9%
Baa                                16%
Ba                                  2%

                                    MATURITY

                                   [PIE CHART]

Short Term                          7%
1-5 years                          47%
5-10 years                         38%
10+ years                           8%


AVERAGE ANNUAL TOTAL RETURNS* FOR PERIOD ENDED DECEMBER 31 (%)


                                                                                                 TEN YEARS OR
                                              INCEPTION       ONE         THREE       FIVE          LIFE OF
                                                 DATE         YEAR        YEARS       YEARS      CLASS SECTION
                                              ---------       ----        -----       -----      -------------
McMorgan Int. Fixed Income Fund                7/14/94        4.82        3.02        4.12         5.35
McMorgan Int. Fixed Income Fund (Class Z)       9/4/01        4.56        2.76        3.84         3.82 Section
Lehman Bros Int. US Gov't/Credit Index**           N/A        4.08        2.90        4.53         5.81

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE VISIT WWW.MCMORGANFUNDS.COM.

INTERMEDIATE FIXED INCOME FUND--GROWTH OF $10,000

                              [PERFORMANCE GRAPH]

                             [PLOT POINTS TO COME]

THIS CHART REFLECTS A HYPOTHETICAL INVESTMENT OF $10,000 WITH REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS.

  ++ Ratings such as "Aaa" refer to individual bonds, and not to the Fund itself. Ratings by Moody's.

++++ Cash equals liabilities in excess of cash and other assets.

   * Before taxes on distributions or redemption of Fund shares.

  ** The Lehman Brothers Intermediate U.S. Government/Credit Index is an index of all publicly issued bonds of the U.S. government and agencies, as well as investment grade corporate bonds, with less than 10 years of maturity, and reflects no deduction for fees, expenses or taxes. It is not possible to invest in an index.

                     MCMORGAN FUNDS SEMI-ANNUAL REPORT 2006

FIXED INCOME FUND

NASDAQ SYMBOL: MCMFX | DECEMBER 31, 2006

The Fixed Income Fund's investment objective is to seek above average total return consistent with maintaining liquidity and preserving capital. The Fund invests in high quality, short- to intermediate-term bonds and other debt securities with no limit on the average remaining maturities. The average weighted portfolio maturity is generally between three and fifteen years.

Q: What factors affected the bond market during the reporting period ended December 31, 2006?

A: The second half of 2006 witnessed a strong bond rally as yields on 10-year Treasury notes fell from 5.20% in July to a low of 4.40% at the beginning of December. The drop in yields was precipitated by a decline in residential real estate investment that resulted in below-trend economic growth. Concurrently, inflation expectations eased, giving the Federal Reserve latitude to hold its target Fed Funds rate at 5.25% while evaluating the lagged effects of 17 consecutive 0.25% increases. Nevertheless, labor market conditions remained healthy as evidenced by stable job creation and wage gains. Personal consumption supported economic growth for the period, and capped the year with robust retail sales in December. Additionally, by year-end, preliminary evidence emerged to suggest that some supply imbalances in residential real estate had corrected. Finally, with commodity and energy inflationary pressures abating, investors began to anticipate more trend-like economic growth in future periods. The 10-year Treasury note ended 2006 at 4.70%, near the middle of its 6-month trading range.

Q: How did the Fund perform compared to its benchmark during the reporting period?

A: The Fund outperformed its benchmark during the six months ending December 31, 2006. The Fund's return was 5.34% vs. the Lehman Bros. U.S. Government Credit Index of 4.99%. Overall interest rate exposure, or duration, had no impact on performance relative to the benchmark as the Fund's duration was the same as the index.

Q: Were there any particular holdings or sectors that enhanced or detracted from performance?

A: The Fund's overweight allocation to spread sectors, particularly corporate bonds, residential and commercial mortgage-backed securities contributed positively to performance. An emphasis on intermediate maturity securities bolstered performance, while security selection within corporate bonds and mortgage-backed securities was also favorable. Following strong relative performance in the third and fourth quarters, holdings in Ford Motor Credit Corp. were eliminated. In December, the Fund received a settlement distribution as part of the WorldCom, Inc. class action litigation, recorded as income during the quarter. No aspect of the investment strategy during the period created a notable detraction from performance.

Q:    How is the Fund positioned going forward?

A: The Fund's interest rate strategy remains neutral to the benchmark, with a focus on intermediate maturities in the 5 to 10 year part of the yield curve. Overall portfolio exposure to spread sectors remains notably above benchmark levels, reflecting our expectations for continued low volatility and low risk premiums. The Fund has a substantial commitment to commercial mortgage-backed and U.S. agency single family mortgage-backed securities. Currently, the Fund has no position in U.S. Treasury Inflation Protection Securities and is modestly underweighted in other Treasury securities versus the benchmark.

      Funds that invest in bonds are subject to credit, interest rate and inflation risk and can lose principal value when interest rates rise.

               MCMORGAN FIXED INCOME FUND AS OF DECEMBER 31, 2006

                                 DIVERSIFICTION

                                   [PIE CHART]

Cash                              (22%)++++
Corporate                          44%
Gov't                              42%
Short-Term                         24%
Mortgage                           12%

                                  BOND QUALITY++

                                   [PIE CHART]

NR                                  3%
Gov't                              44%
Aaa                                 9%
Aa                                  7%
A                                  17%
Baa                                20%

                                    MATURITY

                                   [PIE CHART]

Short Term                          0%
1-5  years                         41%
5-10 years                         37%
10+ years                          22%

AVERAGE ANNUAL TOTAL RETURNS* FOR PERIOD ENDED DECEMBER 31 (%)

                                                                                                                TEN YEARS OR
                                                                          INCEPTION   ONE     THREE   FIVE         LIFE OF
                                                                             DATE     YEAR    YEARS   YEARS    CLASS SECTION
                                                                          ---------   ----    -----   -----   ---------------
McMorgan Fixed Income Fund                                                 7/14/94    4.01    3.41    5.02        5.89
McMorgan Fixed Income Fund (Class Z)                                        2/1/01    3.84    3.19    4.77        4.81 Section
McMorgan Fixed Income Fund (Class R1)                                       1/2/04    4.00    3.34     N/A        3.34 Section
McMorgan Fixed Income Fund (Class R2)                                       1/2/04    3.75    3.05     N/A        3.05 Section
Lehman Brothers U.S. Gov't/Credit Index**                                      N/A    3.78    3.44    5.17        6.26

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE VISIT WWW.MCMORGANFUNDS.COM.

FIXED INCOME FUND--GROWTH OF $10,000

                              [PERFORMANCE GRAPH]

                             [PLOT POINTS TO COME]

THIS CHART REFLECTS A HYPOTHETICAL INVESTMENT OF $10,000 WITH REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS.

  ++ Ratings such as "Aaa" refer to individual bonds, and not to the Fund itself. Ratings by Moody's.

++++ Cash equals liabilities in excess of cash and other assets.

   * Before taxes on distributions or redemption of Fund shares.

  ** The Lehman Brothers U.S. Government/Credit Index is an index of all publicly issued bonds of the U.S. Government and agencies, as well as investment grade corporate bonds, and reflects no deduction for fees, expenses or taxes. It is not possible to invest in an index.

                     MCMORGAN FUNDS SEMI-ANNUAL REPORT 2006

HIGH YIELD FUND

NASDAQ SYMBOL: MCMHX | DECEMBER 31, 2006

The High Yield Fund's investment objective is to maximize income in a manner consistent with above average total return. Under normal circumstances, the Fund invests at least 80% of its net assets in high yield debt securities. These securities are rated below investment grade by Moody's and/or S&P, or are unrated but are considered to be of comparable quality by the Fund's Sub-adviser. The Fund will invest in securities with no limit on the average remaining maturities. The average weighted portfolio maturity will generally be between four and ten years.

Q: How did the high yield bond market perform in the reporting period ending December 31, 2006?

A: Investor sentiment turned strongly positive in the second half of 2006, helping drive the high yield market to a string of six consecutive months of positive returns. The Citigroup High Yield Market Capped Index gained 7.88% for the second half, bringing its full-year return to 10.21%.

Q:    What factors affected the market during the reporting period?

A: Abundant liquidity, healthy economic growth, strong corporate profit trends, the equity rally and a pause in Fed policy all contributed to provide strong support for the high yield market's move toward historically tight spreads. Default rates for domestic high yield issuers declined below 1% at year-end and distressed debt, a good indicator for near-term defaults, continued to account for a very small portion of the market. This combination of factors, along with growing market sentiment supporting a soft landing scenario, could help the market maintain its lofty valuations near historical highs for a sustained period of time.

Q:    How has the Fund performed during these market conditions?

A: In the second half of 2006, the Fund generated a gross return of 7.00% and a net return of 6.61%, underperforming the Citigroup High Yield Market Capped index return of 7.88%. For the full calendar year of 2006, the Fund posted a gross return of 9.84% and a net return of 9.04%. On a gross basis, the Fund modestly underperformed the 2006 benchmark return of 10.21%.

      In November, the Fund experienced an unexpected decline in the value of its Le-Nature's Inc. bond holdings. Le-Nature's, a privately-held beverage producer, filed for bankruptcy after a severe case of financial fraud came to light. After reviewing the facts of the situation, the Fund sold its position, negatively impacting 2006 returns by approximately 33 basis points. Adjusting for this extraordinary event, the Fund's gross returns would have been in line with its benchmark return.

Q:    What sectors affected the Fund's performance?

A: Excluding the negative impact of Le-Nature's on the Food & Beverage sector, our underweight to Telecom and overweight to Building Products were the biggest detractors of Fund performance. In addition, security selection within the Retail sector also hindered performance. These were offset by the benefit from strong credit performance in the Cable Television and Chemical industries.

Q:    How is the Fund positioned going forward?

A: The Fund enters 2007 with an overweight position in single-B rated securities and an underweight position in double-B rated securities, consistent with the portfolio's risk profile at mid-year. This portfolio positioning reflects our favorable credit outlook and the strong underlying macro environment.

      High yield securities have speculative characteristics and present a greater risk of loss than higher quality debt securities. These securities can also be subject to greater price volatility. Funds that invest in bonds are subject to credit, interest rate and inflation risk and can lose principal value when interest rates rise.

                   MCMORGAN HIGH YIELD FUND AS OF DECEMBER 31, 2006

                                DIVERSIFICATION

                                  [PIE CHART]

Preferred Stocks               1%
Corporate                     95%
Common Stock                   0%(a)
Warrants                       0%(a)
Cash                          (5%)++++
Short-Term                     9%

(a) Less than one tenth of a percent

                                 BOND QUALITY++

                                  [PIE CHART]

Investment Grade                2%
B                              63%
Ba                             22%
Caa                            13%

                                    MATURITY

                                   [PIE CHART]

0-3 years                        4%
3-5 years                       16%
5-10 years                      75%
10+ years                        5%

AVERAGE ANNUAL TOTAL RETURNS* FOR PERIOD ENDED DECEMBER 31 (%)

                                         INCEPTION         ONE        THREE     FIVE       SINCE
                                           DATE            YEAR       YEAR      YEAR     INCEPTION
                                         ---------         -----      -----     -----    ---------
McMorgan High Yield Fund                   11/3/03          9.04       7.08       N/A       8.01
Citigroup High Yield Market Capped**           N/A         10.21       7.77       N/A       8.58

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE VISIT WWW.MCMORGANFUNDS.COM.

HIGH YIELD FUND--GROWTH OF $10,000

                              [PERFORMANCE GRAPH]

                             [PLOT POINTS TO COME]

THIS CHART REFLECTS A HYPOTHETICAL INVESTMENT OF $10,000 WITH REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS.

  ++ Ratings such as "B" refer to individual bonds, and not to the Fund itself. Ratings by Moody's.

++++  Cash equals liabilities in excess of cash and other assets.

   *  Before taxes on distributions or redemption of Fund shares.

  ** The Citigroup High Yield Market Capped Index covers the universe of fixed rate, non-investment grade debt, and reflects no deduction for fees, expenses or taxes. It is not possible to invest in an index.

                    MCMORGAN FUNDS SEMI-ANNUAL REPORT 2006

BALANCED FUND

NASDAQ SYMBOL: MCMBX | DECEMBER 31, 2006

The Balanced Fund's investment objective is to seek a balance of capital appreciation, income and preservation of capital. The Fund invests in a diversified portfolio of equity and debt securities. The Fund's target asset allocation is 60% in equity securities and 40% in debt securities over the long term. The mix of securities will change based on existing and anticipated market conditions. The Fund's asset allocation is generally between 50% and 70% in common stocks and at least 25% in debt securities under normal market conditions.

Q:    Were there any significant changes in asset allocation?

A: Asset allocation targets between stocks and bonds remain unchanged, with a slightly higher than average weighting toward equities due to their continued favorable valuation when compared to fixed income assets.

Q: What were the most significant factors affecting the Balanced Fund's performance during the reporting period?

A: Mid-year, the Federal Reserve ceased increasing interest rates, and investors began to anticipate that the next move by the Fed would be to lower rates. This had a positive effect on both stock and bond prices. Equities also rallied on stronger earnings, lower oil prices, and increased merger and acquisition activity. The Fund maintained a higher than average allocation to equities, which were up 12.74% during the second half of the year (for the S&P 500).

Q:    How is the Balanced Fund positioned going forward?

A: The allocation to equities remains above neutral due to our favorable outlook for the equity market. The economy continues on a moderate growth, low inflationary path. Corporate profits continue to exceed expectations on the upside, with S&P 500 earnings exceeding double-digits for 13 consecutive quarters. Anticipated lower rates from the Federal Reserve would be positive for the economy.

      The interest rate strategy within the fixed income portion of the Fund remains neutral, with a focus on intermediate maturities in the 5 to 10 year part of the curve. Overall portfolio exposure to spread sectors remains notably above benchmark levels, reflecting our expectations for continued low volatility and low risk premiums. The Fund has a substantial commitment to commercial mortgage-backed securities and U.S. agency single family mortgage-backed securities. The Fund is underweighted Treasury securities versus the benchmark. Within the equity portfolio, the overall characteristics remain similar to the characteristics of the S&P 500, with the beta (risk) now equal to that of the market.

      The Fund maintained a slight tilt toward value, and the weighted average market capitalization remains marginally lower than the index. Both of these tilts have helped performance. Sector weightings have changed since mid-year. Telecom Services, which had been neutral to the benchmark, are now the second largest overweight due to very positive earnings and price momentum. Significant funds were also added to Consumer Cyclicals. Utilities and Transportation were reduced, with both positions now underweight versus the benchmark. Consumer Staples and Health Care, which experienced relatively slow earnings growth last year, are also underweight.

      Funds that invest in bonds are subject to credit, interest rate and inflation risk and can lose principal value when interest rates rise.

                 MCMORGAN BALANCED FUND AS OF DECEMBER 31, 2006

                                ASSET ALLOCATION

                                  (PIE CHART)

Cash                                     (8%)++++
Stocks                                   64%
Bonds                                    33%
Short-Term                               11%

Gov't                                    49%
Aaa                                      11%
Aa                                        7%
A                                        15%
Baa                                      18%

                                BOND QUALITY++

                                  (PIE CHART)

TEN LARGEST EQUITY HOLDINGS(%)

ExxonMobil Corp.                         4.3
Citigroup, Inc.                          2.9
Microsoft Corp.                          2.7
BellSouth Corp.                          2.6
General Electric Co.                     2.4
Pfizer, Inc.                             2.1
Cisco Systems, Inc.                      2.0
Chevron Corp.                            2.0
IBM Corp.                                1.8
Procter & Gamble Co.                     1.7
Total                                   24.5
(data subject to change)

AVERAGE ANNUAL TOTAL RETURNS* FOR PERIOD ENDED DECEMBER 31 (%)

                                                                                       TEN YEARS OR
                                            INCEPTION      ONE      THREE   FIVE          LINE OF
                                              DATE         YEAR     YEARS   YEARS      CLASS SECTION
                                            ---------     -----     -----   -----     ----------------
McMorgan Balanced Fund                        7/14/94     12.45      7.82    5.13         7.18
McMorgan Balanced Fund (Class Z)              1/25/01     12.24      7.56    4.88         3.08 Section
Lehman Brothers U.S. Gov't/Credit Index**         N/A      3.78      3.44    5.17         6.26
S&P 500 Index***                                  N/A     15.79     10.44    6.19         8.42

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE VISIT WWW.MCMORGANFUNDS.COM.

BALANCED FUND--GROWTH OF $10,000

                              [PERFORMANCE GRAPH]

                             [PLOT POINTS TO COME]

THIS CHART REFLECTS A HYPOTHETICAL INVESTMENT OF $10,000 WITH REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS.

  ++ Ratings such as "Aaa" refer to individual bonds, and not to the Fund itself. Ratings by Moody's.

++++  Cash equals liabilities in excess of cash and other assets.

   *  Before taxes on distributions or redemption of Fund shares.

  ** The Lehman Brothers U.S. Government/Credit Index is an index of all publicly issued bonds of the U.S. government and agencies, as well as investment grade corporate bonds, and reflects no deduction for fees, expenses or taxes. It is not possible to invest in an index.

 *** The S&P 500 Index is a market capitalization-weighted index of common stocks, and reflects no deduction for fees, expenses or taxes. It is not possible to invest in an index.

                     MCMORGAN FUNDS SEMI-ANNUAL REPORT 2006

EQUITY INVESTMENT FUND

NASDAQ SYMBOL: MCMEX | DECEMBER 31, 2006

The Equity Investment Fund's investment objective is to seek above-average total return consistent with reasonable risk. The Fund seeks to identify companies that are considered to have a high probability of outperforming the S&P 500 Index over the following six to twelve months. The Fund invests at least 80% of its net assets in equity securities. The underlying process for selecting stocks is based on a quantitative process that ranks stocks based on traditional value measures, earnings quality and technical factors.

Q: What factors affected the stock market during the reporting period ending December 31,2006?

A: The equity rally that began June 13th continued through December, as the S&P 500 hit five-year highs. The index reached levels not seen since October, 2000. Stocks were in negative territory mid-year, before a powerful rally pushed the S&P 500 up 15.79% on a total return basis for 2006. The rally began when the Federal Reserve ceased increasing the Fed Funds rate. The market is anticipating the next move by the Fed to be a cut in rates, which tends to be positive for stocks. The price of oil moved from over $80 a barrel to around $60, providing a lift to consumers and the market. Third quarter earnings were much better than anticipated, while ongoing strength in merger and acquisition activity provided additional positive momentum for stocks.

Q: How did the Fund perform during the reporting period ending December 31, 2006?

A: The Fund outperformed the index for the six month and twelve month time horizons. The Fund returned 16.13% during the year, (versus 15.79% for the S&P 500) and 12.93% over the past six months (versus 12.74% for the index).

Q: How did market conditions and investment strategies affect the Fund's performance?

A: The market's performance was significantly above average during the second half of 2006 as investors gravitated toward riskier assets in a low volatility environment. The Fund maintained a slight emphasis on both value and smaller size, which helped performance. Value had a particularly strong year with the Russell 1000 Value Index outperforming the Russell 1000 Growth Index by over 12%. Various value factors are used to select stocks for the portfolio. Thus, stock selection was a positive contributor for the year. Stocks exhibiting positive price momentum, which had been a strong contributor to performance over recent years, lagged the market.

Q: Were there any significant shifts in sector allocation during the reporting period?

A: There were a few significant changes to sector allocations since June 30, 2006. Telecom Services, which had been neutral to the benchmark, are now the second largest overweight (due to very positive earnings and price momentum). Significant funds were also added to Consumer Cyclicals. Utilities and Transportation were reduced, with both positions now underweight versus the benchmark.

Q: How is the Equity Investment Fund positioned at the end of the reporting period?

A: The overall characteristics and risk level of the Fund remain relatively constant. The Fund maintained a tilt toward value and positive price momentum. The average capitalization remains slightly lower than the S&P
      500. Commercial Services, Telecom, Financials, and Technology are the most overweight sectors vs, the benchmark. Transportation, Consumer Staples, and Utilities are all underweight on a relative basis.

             MCMORGAN EQUITY INVESTMENT FUND AS OF DECEMBER 31, 2006

TEN LARGEST HOLDINGS (%)

ExxonMobil Corp.                         4.3
Citigroup, Inc.                          2.9
BellSouth Corp.                          2.7
Microsoft Corp.                          2.5
General Electric Co.                     2.4
Pfizer, Inc.                             2.1
Cisco Systems, Inc.                      2.0
Chevron Corp.                            2.0
Procter & Gamble Co.                     1.9
IBM Corp.                                1.8
Total                                   24.6
(data subject to change)

SECTOR WEIGHTINGS (%)

Financial                               23.4
Information Technology                  17.4
Consumer Discretionary                  12.3
Health Care                             10.7
Energy                                  10.6
Industrials                              8.5
Consumer Staples                         6.9
Telecommunication Services               5.2
Materials                                2.5
Utilities                                2.5
Total                                  100.0
(data subject to change

PORTFOLIO CHARACTERISTICS

P/E Ratio (Trailing)                   15.31
Historical Beta                         0.98
Market Weighted Capitalization        $96.39 bil
Number of Issues                         401

AVERAGE ANNUAL TOTAL RETURNS* FOR PERIOD ENDED DECEMBER 31 (%)

                                                                                       TEN YEARS OR
                                         INCEPTION      ONE       THREE      FIVE        LINE OF
                                           DATE         YEAR      YEARS      YEARS    CLASS SECTION
                                         ---------     -----      -----      -----    -------------
McMorgan Equity Investment Fund            7/14/94     16.13       9.84       3.95     6.84
McMorgan Equity Invest. Fund (Class Z)      2/1/01     15.86       9.57       3.69     0.29 Section
S&P 500 Index**                                N/A     15.79      10.44       6.19     8.42

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE VISIT WWW.MCMORGANFUNDS.COM.

EQUITY INVESTMENT FUND--GROWTH OF $10,000

                              [PERFORMANCE GRAPH]

                             [PLOT POINTS TO COME]

THIS CHART REFLECTS A HYPOTHETICAL INVESTMENT OF $10,000 WITH REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS.

 *  Before taxes on distributions or redemption of Fund shares.

** The S&P 500 Index is a market capitalization-weighted index of common stocks, and reflects no deduction for fees, expenses or taxes. It is not possible to invest in an index.

                     MCMORGAN FUNDS SEMI-ANNUAL REPORT 2006

            COST IN DOLLARS OF A $1,000 INVESTMENT IN MCMORGAN FUNDS

The example to the right is intended to describe the fees and expenses borne by shareholders during the reporting period and the impact of those costs on your investment.

Example

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of in vesting in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire six month period from July 1,2006, to December 31, 2006.

The example illustrates your Fund's ongoing costs in two ways:

Actual Expenses

The third and fourth data columns in the table to the right provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6,) then multiply the result by the number located in the fourth data column (under the heading entitled "Expenses Paid During Period") to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fifth and sixth data columns in the table to the right provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fifth and sixth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                               BASED ON ACTUAL RETURNS AND        BASED ON HYPOTHETICAL 5 % RETURN
                                                                         EXPENSES                           AND EXPENSES
                                ANNUALIZED++++  BEGINNING     ------------------------------      ---------------------------------
                                   EXPENSE       ACCOUNT      ENDING ACCOUNT   EXPENSES PAID      ENDING ACCOUNT      EXPENSES PAID
SHARE CLASS++                       RATIO      VALUE 7/1/06   VALUE 12/31/06   DURING PERIOD      VALUE 12/31/06      DURING PERIOD
---------------------------     -------------- ------------   --------------   -------------      --------------      -------------
PRINCIPAL PRESERVATION FUND
McMorgan Class Shares             0.30%          $ 1,000       $ 1,026.00        $ 1.53             $ 1,023.50           $ 1.53
INTERMEDIATE FIXED INCOME FUND
McMorgan Class Shares             0.50%          $ 1,000       $ 1,049.30        $ 2.58             $ 1,022.50           $ 2.55
Z Class Shares                    0.75%          $ 1,000       $ 1,049.15        $ 3.87             $ 1,021.25           $ 3.82
FIXED INCOME FUND
McMorgan Class Shares             0.50%          $ 1,000       $ 1,053.50        $ 2.59             $ 1,022.50           $ 2.55
Z Class Shares                    0.75%          $ 1,000       $ 1,053.25        $ 3.88             $ 1,021.25           $ 3.82
R1 Class Shares                   0.60%          $ 1,000       $ 1,054.00        $ 3.11             $ 1,022.00           $ 3.06
R2 Class Shares                   0.85%          $ 1,000       $ 1,052.75        $ 4.40             $ 1,020.75           $ 4.33
HIGH YIELD FUND
McMorgan Class Shares             0.72%          $ 1,000       $ 1,066.40        $ 3.75             $ 1,021.40           $ 3.67
BALANCED FUND
McMorgan Class Shares             0.60%          $ 1,000       $ 1,107.30        $ 3.19             $ 1,022.00           $ 3.06
Z Class Shares                    0.85%          $ 1,000       $ 1,106.65        $ 4.51             $ 1,020.75           $ 4.33
EQUITY INVESTMENT FUND
McMorgan Class Shares             0.75%          $ 1,000       $ 1,129.85        $ 4.03             $ 1,021.25           $ 3.82
Z Class Shares                    1.00%          $ 1,000       $ 1,128.70        $ 5.37             $ 1,020.00           $ 5.09


  ++ Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period).

++++ Ratio of expenses to average net assets after reimbursement of expenses by McMorgan & Company LLC, the adviser to the Funds.

PRINCIPAL PRESERVATION FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006 (Unaudited)
FIXED INCOME SECURITIES 99.4%
U.S. GOVERNMENT AGENCY NOTES 8.9%




                               PRINCIPAL     AMORTIZED
                                AMOUNT         COST
                              -------------------------


Federal Home Loan Bank
  (Discount Notes) - 4.5%
  5.16%, due 1/30/07          $5,000,000   $  4,979,216
  5.181%, due 1/30/07          2,715,000      2,703,669
                                           ------------
                                              7,682,885
                                           ------------

Federal Home Loan Mortgage Corp. - 1.8%
  4.125%, due 4/2/07           3,000,000      2,991,404
                                           ------------

Federal National Mortgage Association
  (Discount Notes) - 2.6%
  5.149%, due 2/21/07          1,550,000      1,538,694
  5.166%, due 2/21/07          3,000,000      2,978,044
                                           ------------
                                              4,516,738
                                           ------------

Total U.S. Government Agency
  Notes (Cost $15,191,027)                   15,191,027
                                           ------------
CERTIFICATES OF DEPOSIT 3.2%
HBOS Treasury Services PLC
  5.28%, due 1/31/07           4,000,000      3,999,341
Societe Generale
  4.765%, due 1/17/07          1,390,000      1,389,417
                                           ------------
Total Certificates of
  Deposit
  (Cost $5,388,758)                           5,388,758
                                           ------------

COMMERCIAL PAPER 58.4%
Alcoa, Inc.
  5.26%, due 2/22/07           3,000,000      2,977,207
  5.29%, due 1/3/07            1,000,000        999,706
Apache Corp.
  5.37%, due 1/16/07 (a)       1,035,000      1,032,684
  5.40%, due 1/4/07 (a)        3,000,000      2,998,650
BASF AG
  5.25%, due 1/12/07 (a)       3,500,000      3,494,386
CIT Group, Inc.
  5.25%, due 2/12/07 (a)       7,000,000      6,957,125
Cooperative Association Tractor Dealers
  5.25%, due 4/12/07           1,640,000      1,615,844
  5.30%, due 3/19/07           2,344,000      2,317,428
  5.32%, due 1/5/07            4,000,000      3,997,636
Countrywide Financial Corp.
  5.30%, due 1/12/07           1,000,000        998,380
DaimlerChrysler North
  America Holding Corp.
  5.34%, due 1/9/07            1,500,000      1,498,220
DaimlerChrysler Revolving
  Auto Conduit LLC
  5.30%, due 1/10/07           2,885,000      2,881,177
Deer Valley Funding LLC
  5.27%, due 1/30/07 (a)       1,085,000      1,080,394
  5.28%, due 1/24/07 (a)       4,165,000      4,150,950
  5.29%, due 1/23/07 (a)       2,000,000      1,993,534
FCAR Owner Trust I
  5.27%, due 2/23/07           3,350,000      3,324,009
FPL Group Capital, Inc.
  5.29%, due 1/4/07 (a)        1,810,000      1,809,202
Hewlett-Packard Co.
  5.28%, due 1/4/07 (a)        2,999,000      2,997,680
John Deere Capital Co.
  5.31%, due 1/18/07 (a)       1,000,000        997,493
Motorola, Inc.
  5.29%, due 1/22/07           2,000,000      1,993,828
  5.29%, due 1/25/07           3,000,000      2,989,420
National Cooperative
  Services Corp.
  5.26%, due 3/1/07 (a)        3,000,000      2,974,138
  5.29%, due 1/2/07 (a)        4,000,000      3,999,412
New Center Asset Trust
  5.27%, due 2/1/07            1,450,000      1,443,420
PB Finance, Inc. (Delaware)
  5.27%, due 1/26/07           4,220,000      4,204,556
  5.27%, due 1/31/07           3,345,000      3,330,310
Prudential Financial Corp.
  5.26%, due 1/19/07           6,775,000      6,757,182
Rockwell International
  5.30%, due 1/8/07 (a)        2,000,000      1,997,939
Societe Generale North
  America, Inc.
  5.25%, due 1/8/07            5,200,000      5,194,692
Sprint Nextel Corp.
  5.42%, due 1/29/07           1,500,000      1,493,677
Telstra Corp., Ltd.
  5.29%, due 1/30/07 (a)       1,725,000      1,717,649
  5.29%, due 2/9/07 (a)        5,000,000      4,971,346
Thames Asset Global
  Securitization No. 1, Inc.
  5.27%, due 1/11/07 (a)       2,295,000      2,291,640
  5.32%, due 1/4/07 (a)        1,690,000      1,689,251
Torchmark Corp.
  5.30%, due 1/12/07 (a)       4,245,000      4,238,125
                                           ------------
Total Commercial Paper
  (Cost $99,408,290)                         99,408,290
                                           ------------

CORPORATE BONDS 28.9%
BellSouth Corp.
  5.499%, due 11/15/07 (b)     6,000,000      6,004,331
Caterpillar Financial
  Services Corp.
  3.10%, due 5/15/07             250,000        247,915
Countrywide Home Loans, Inc.
  5.50%, due 2/1/07            3,026,000      3,025,739
Dominion Resources, Inc.
  5.663%, due 9/28/07 (b)      1,400,000      1,400,420
General Electric Capital
  Corp.
  8.75%, due 5/21/07             500,000        506,283
Goldman Sachs Group, Inc.
  5.51%, due 1/9/07 (b)          550,000        550,018
Hewlett-Packard Co.
  5.50%, due 7/1/07            4,500,000      4,501,113
HSBC Finance Corp.
  5.525%, due 2/9/07 (b)       3,000,000      3,000,439
  7.875%, due 3/1/07             415,000        416,579
International Lease Finance
  Corp.
  5.75%, due 2/15/07           5,000,000      5,001,302
John Deere Capital Corp.
  4.50%, due 8/22/07             373,000        370,881
Kimberly-Clark Corp.
  7.10%, due 8/1/07              360,000        363,466
Metropolitan Life Global
  Funding I
  5.431%, due 3/16/07 (a)(b)   3,000,000      3,000,571
Morgan Stanley
  5.91%, due 1/17/07 (b)       6,000,000      6,001,488

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                  MCMORGAN FUNDS



                               PRINCIPAL     AMORTIZED
                                AMOUNT         COST
                              -------------------------

National Rural Utilities
  Cooperative Finance Corp.
  6.50%, due 3/1/07           $  363,000   $    363,547
Prudential Insurance Co. of
  America
  7.65%, due 7/1/07 (a)          600,000        606,321
Security Capital Group, Inc.
  7.15%, due 6/15/07           5,000,000      5,039,778
Time Warner, Inc.
  6.15%, due 5/1/07            1,500,000      1,502,826
Verizon Global Funding Corp.
  6.125%, due 6/15/07          7,000,000      7,022,052
Wells Fargo & Co.
  5.125%, due 2/15/07            248,000        247,876
                                           ------------
Total Corporate Bonds
  (Cost $49,172,945)                         49,172,945
                                           ------------
Total Fixed Income
  Securities
  (Cost $169,161,020) (c)           99.4%   169,161,020
Cash and Other Assets,
  Less Liabilities                   0.6      1,007,418
                              ----------   ------------
Net Assets                         100.0%  $170,168,438
                              ==========   ============





   (a) May be sold to institutional investors only under Rule 144a or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. The total market value of these securities at December 31, 2006 is $54,998,490 which represents 32.3% of the Fund's net assets.

   (b) Floating/variable rate. Rate shown is the rate in effect at December 31, 2006.

   (c) At December 31, 2006, cost is identical for book and federal income tax purposes.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL PRESERVATION FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2006 (Unaudited)




ASSETS:
  Investment in securities at value
     (cost $169,161,020)               $169,161,020
  Cash-interest bearing accounts             56,738
  Receivable for fund shares sold         1,132,741
  Interest receivable                       769,391
  Other assets                               15,341
                                       ------------
       Total assets                     171,135,231
                                       ------------
LIABILITIES:
  Distributions payable                     727,317
  Payable for fund shares redeemed          198,836
  Payable to Advisor, net (See Note
     F)                                      16,125
  Transfer agent fees payable (See
     Note F)                                  8,477
  Administration fees payable (See
     Note F)                                  6,329
  Report to shareholder payable               3,924
  Accounting fees payable (See Note
     F)                                       3,763
  Trustees fees payable                         708
  Accrued expenses                            1,314
                                       ------------

       Total liabilities                    966,793
                                       ------------
Net Assets                             $170,168,438
                                       ============
NET ASSETS CONSIST OF:
  Capital paid-in                      $170,167,752
  Distributions in excess of net
     investment income                       (8,441)
  Accumulated net realized gain on
     investments                              9,127
                                       ------------
                                       $170,168,438
                                       ============
Net Assets:
  Class McMorgan                       $170,168,438
                                       ============
Shares Outstanding:
  Class McMorgan                        170,185,288
                                       ============
Net asset value and redemption
  price per share:
  Class McMorgan                       $       1.00
                                       ============




STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2006 (Unaudited)




INVESTMENT INCOME:
  Interest                              $4,290,042
                                        ----------
Expenses:
  Investment advisory fees (See Note
     F)                                    199,478
  Administration fees (See Note F)          38,668
  Accounting fees (See Note F)              23,671
  Legal fees                                22,438
  Insurance fees                            18,182
  Transfer agent fees (See Note F)          16,839
  Trustees fees                             13,877
  Registration expenses                      9,720
  Report to shareholder expense              8,226
  Auditing fees                              6,981
  Custodian fees                             5,948
  Miscellaneous expenses                     2,331
                                        ----------
       Total expenses                      366,359
  Expenses reimbursed (See Note F)        (126,975)
                                        ----------
       Net expenses                        239,384
                                        ----------
Net investment income                    4,050,658
                                        ----------
REALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments           1,614
                                        ----------
  Net increase from the disposal of
     investments in violation of
     restrictions (See Note F)               8,543
                                        ----------
Increase in net assets from
  operations                            $4,060,815
                                        ==========





SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL PRESERVATION FUND                                       MCMORGAN FUNDS
STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2006 (Unaudited)
AND THE YEAR ENDED JUNE 30, 2006



                                                                     FOR THE          FOR THE
                                                                SIX MONTHS ENDED     YEAR ENDED
                                                                   12/31/2006        6/30/2006
                                                                ----------------   -------------


INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income                                           $  4,050,658     $   5,829,860
  Net realized gain (loss) on investments                                1,614            (1,030)
  Net increase from the disposal of investments in violation
     of restrictions (See Note F)                                        8,543                --
                                                                  ------------     -------------
  Increase in net assets                                             4,060,815         5,828,830
                                                                  ------------     -------------
Dividends to shareholders:
  From net investment income                                        (4,059,099)       (5,829,860)
                                                                  ------------     -------------
Capital share transactions:
  Net proceeds from sale of shares                                  86,243,712       130,643,105
  Net asset value of shares issued to shareholders in
     reinvestment of dividends                                       3,232,461         5,595,835
                                                                  ------------     -------------
                                                                    89,476,173       136,238,940
  Cost of shares redeemed                                          (66,075,669)     (136,686,654)
                                                                  ------------     -------------
  Increase (decrease) in net assets derived from capital share
     transactions                                                   23,400,504          (447,714)
                                                                  ------------     -------------
  Total increase (decrease) in net assets                           23,402,220          (448,744)
Net Assets:
  Beginning of period                                              146,766,218       147,214,962
                                                                  ------------     -------------
  End of period (including distributions in excess of net
     investment income of $8,441 and $0, respectively)            $170,168,438     $ 146,766,218
                                                                  ============     =============





SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL PRESERVATION FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The table below set forth financial data for a share of beneficial interest outstanding throughout each period presented.




                                                                         CLASS MCMORGAN
                                       ----------------------------------------------------------------------------------
                                        FOR THE SIX                             YEAR ENDED JUNE 30,
                                       MONTHS ENDED      ----------------------------------------------------------------
                                       12/31 2006++        2006          2005          2004          2003          2002
                                       ------------      --------      --------      --------      --------      --------


Net asset value, beginning of period     $   1.00        $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                         --------        --------      --------      --------      --------      --------
  Income from investment operations:
  Net investment income                      0.03            0.04          0.02          0.01          0.01          0.02
  Net realized and unrealized gain
     (loss) on investments                  (0.00)(a)       (0.00)(a)        --          0.00(a)       0.00(a)         --
                                         --------        --------      --------      --------      --------      --------
       Total from investment
          operations                         0.03            0.04          0.02          0.01          0.01          0.02
                                         --------        --------      --------      --------      --------      --------
  Less dividends and distributions:
  From net investment income                (0.03)          (0.04)        (0.02)        (0.01)        (0.01)        (0.02)
  From capital gains                           --              --         (0.00)(a)     (0.00)(a)     (0.00)(a)        --
                                         --------        --------      --------      --------      --------      --------
       Total dividends and
          distributions                     (0.03)          (0.04)        (0.02)        (0.01)        (0.01)        (0.02)
                                         --------        --------      --------      --------      --------      --------
Net asset value, end of period           $   1.00        $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                         ========        ========      ========      ========      ========      ========
Total return                                 2.59%(b)(c)     4.01%         1.92%         0.87%         1.30%         2.41%
Ratios/Supplemental Data:
  Net assets, end of period (in
     000's)                              $170,168        $146,766      $147,215      $133,382      $160,150      $141,127
  Ratio of expenses to average net
     assets before reimbursement of
     expenses by Advisor                     0.46%+          0.50%         0.49%         0.46%         0.43%         0.47%
  Ratio of expenses to average net
     assets after reimbursement of
     expenses by Advisor                     0.30%+          0.30%         0.30%         0.30%         0.30%         0.30%
  Ratio of net investment income to
     average net assets before
     reimbursement of expenses by
     Advisor                                 4.92%+          3.73%         1.71%         0.70%         1.15%         2.16%
  Ratio of net investment income to
     average net assets after
     reimbursement of expenses by
     Advisor                                 5.08%+          3.93%         1.90%         0.86%         1.28%         2.33%


--------------
(a)  Less than one cent per share.
(b)  Total return is not annualized.
(c) The gains resulting from compliance violations did not have an effect on total return.
+    Annualized.
++   Unaudited.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

INTERMEDIATE FIXED INCOME FUND                                    MCMORGAN FUNDS
PORTFOLIO OF INVESTMENTS +++
DECEMBER 31, 2006 (Unaudited)
FIXED INCOME SECURITIES 98.1%
CORPORATE ASSET-BACKED SECURITIES 1.4%





                              PRINCIPAL
                                AMOUNT         VALUE
                             --------------------------


Financials - 1.4%
Newcastle Mortgage Securities Trust
  Series 2006-1 Class A1
  5.42%, due 3/25/36(a)      $ 2,407,402   $  2,407,832
                                           ------------

Total Corporate Asset-
  Backed Securities (Cost
  $2,407,402)                                 2,407,832
                                           ------------

CORPORATE BONDS 30.6%
Consumer Discretionary - 4.5%
Cox Communications, Inc.
  6.75%, due 3/15/11             300,000        313,625
  7.125%, due 10/1/12          1,595,000      1,700,377
DaimlerChrysler North
  American Holdings Corp.
  7.30%, due 1/15/12             735,000        780,222
Johnson Controls, Inc.
  5.25%, due 1/15/11             895,000        887,945
Starwood Hotels & Resorts
  Worldwide, Inc.
  7.875%, due 5/1/12           1,620,000      1,710,913
Tele-Communications, Inc.
  9.80%, due 2/1/12            1,325,000      1,562,436
Time Warner, Inc.
  6.50%, due 11/15/36            420,000        418,036
  9.125%, due 1/15/13            325,000        378,622
                                           ------------

                                              7,752,176
                                           ------------

Consumer Staples - 0.7%
Diageo Finance B.V.
  5.50%, due 4/1/13              330,000        329,360
Kraft Foods, Inc.
  4.00%, due 10/1/08             930,000        909,569
                                           ------------
                                              1,238,929
                                           ------------

Energy - 2.8%
Anadarko Finance Corp.
  6.75%, due 5/1/11              165,000        172,956
Anadarko Petroleum Corp.
  5.95%, due 9/15/16             495,000        496,036
Devon Financing Corp.
  6.875%, due 9/30/11            405,000        428,254
Devon OEI Operating, Inc.
  7.25%, due 10/1/11             410,000        437,431
Dominion Resources, Inc.
  8.125%, due 6/15/10          1,135,000      1,230,828
EnCana Holdings Finance
  Corp.
  5.80%, due 5/1/14              630,000        633,745
Pacific Gas & Electric Co.
  4.20%, due 3/1/11              895,000        856,919
XTO Energy, Inc.
  4.90%, due 2/1/14              675,000        643,475
                                           ------------

                                              4,899,644
                                           ------------

Financials - 17.0%
Archstone-Smith Trust
  5.75%, due 3/15/16             485,000        491,247
Assurant, Inc.
  5.625%, due 2/15/14            355,000        354,039
Bank of America Corp.
  4.875%, due 9/15/12            730,000        715,411
  5.42%, due 3/15/17 (b)         400,000        394,124
Bank One Corp.
  5.90%, due 11/15/11          2,200,000      2,244,568
Capital One Financial Corp.
  6.15%, due 9/1/16            1,265,000      1,308,278
CIT Group Funding Co. of
  Canada
  4.65%, due 7/1/10              760,000        743,712
CIT Group, Inc.
  5.60%, due 4/27/11           1,055,000      1,065,260
  6.875%, due 11/1/09            250,000        260,083
Citigroup, Inc.
  5.00%, due 9/15/14           2,115,000      2,065,080
EOP Operating L.P.
  8.10%, due 8/1/10              895,000        986,167
ERP Operating L.P.
  6.625%, due 3/15/12            505,000        532,473
Goldman Sachs Group, Inc.
  (The)
  4.50%, due 6/15/10             370,000        362,133
  6.875%, due 1/15/11          1,055,000      1,116,792
HSBC Finance Corp.
  5.875%, due 2/1/09             420,000        426,025
  6.375%, due 10/15/11         1,205,000      1,260,049
  6.75%, due 5/15/11             930,000        984,256
International Lease Finance
  Corp.
  5.625%, due 9/20/13            595,000        599,346
Jefferies Group, Inc.
  7.75%, due 3/15/12             740,000        805,441
John Deere Capital Corp.
  5.65%, due 7/25/11             430,000        434,723
MBNA America Bank N.A.
  7.125%, due 11/15/12           665,000        724,521
MetLife, Inc.
  6.125%, due 12/1/11          1,145,000      1,183,644
Morgan Stanley
  4.75%, due 4/1/14              745,000        712,315
ProLogis
  5.50%, due 4/1/12              800,000        798,540
Prudential Financial, Inc.
  4.50%, due 7/15/13             570,000        543,153
Residential Capital Corp.
  6.375%, due 6/30/10          1,985,000      2,008,101
Simon Property Group L.P.
  4.60%, due 6/15/10             430,000        419,388
  6.35%, due 8/28/12             520,000        541,260
SLM Corp.
  5.375%, due 5/15/14            745,000        739,087
St. Paul Travelers Cos.,
  Inc. (The)
  6.25%, due 6/20/16             680,000        713,971
US Bank N.A.
  6.375%, due 8/1/11             960,000      1,002,135

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                              PRINCIPAL      AMORTIZED
                                AMOUNT         COST
                             --------------------------

Financials (continued)
Wachovia Bank N.A.
  4.80%, due 11/1/14         $ 1,135,000   $  1,088,060
Wells Fargo & Co.
  4.75%, due 2/9/15              765,000        732,415
Western Union Co. (The)
  5.93%, due 10/1/16 (b)       1,295,000      1,282,600
                                           ------------

                                             29,638,397
                                           ------------

Industrials - 0.8%
International Lease Finance
  Corp.
  5.75%, due 6/15/11           1,320,000      1,343,571
                                           ------------

Materials - 0.4%
BHP Billiton Finance USA,
  Ltd.
  5.25%, due 12/15/15            710,000        698,702
                                           ------------

Telecommunication Services - 2.1%
Deutsche Telekom
  International Finance
  B.V.
  5.75%, due 3/23/16             850,000        837,511
Embarq Corp.
  7.082%, due 6/1/16           1,345,000      1,369,237
Sprint Nextel Corp.
  6.00%, due 12/1/16           1,560,000      1,520,418
                                           ------------
                                              3,727,166
                                           ------------

Utilities - 2.3%
Exelon Corp.
  4.90%, due 6/15/15             655,000        617,808
FirstEnergy Corp.
  6.45%, due 11/15/11            880,000        917,674
MidAmerican Energy Holdings
  5.875%, due 10/1/12            955,000        972,139
Progress Energy, Inc.
  7.75%, due 3/1/31              300,000        360,589
PSEG Power LLC
  7.75%, due 4/15/11             980,000      1,058,889
                                           ------------
                                              3,927,099
                                           ------------
Total Corporate Bonds
  (Cost $53,208,350)                         53,225,684
                                           ------------

U.S. GOVERNMENT SECURITIES 51.5%
U.S. GOVERNMENT AGENCY OBLIGATIONS 46.4%
Federal Home Loan Bank - 3.5%
* 4.50%, due 5/21/07           5,395,000      5,381,798
  4.75%, due 12/16/16            800,000        783,260
                                           ------------
                                              6,165,058
                                           ------------

Federal Home Loan Mortgage Corporation
  (Mortgage Pass-Through Security) - 0.0%++
  6.00%, due 2/1/11               14,745         14,917
                                           ------------

Federal National Mortgage Association - 22.5%

  2.375%, due 2/15/07          1,890,000      1,883,737
* 3.25%, due 2/15/09           4,580,000      4,419,040
* 4.25%, due 9/15/07           5,120,000      5,084,780
* 4.375%, due 3/15/13         13,200,000     12,777,455
* 4.75%, due 12/15/10         10,400,000     10,333,534
  4.875%, due 4/10/08          3,045,000      3,034,534
  4.875%, due 12/15/16         1,510,000      1,493,102
                                           ------------
                                             39,026,182
                                           ------------

Federal National Mortgage Association
  (Mortgage Pass-Through Securities) - 20.4%
  6.113%, due 10/1/36 (a)      1,952,787      1,975,509
  6.124%, due 10/1/36 (a)        996,795      1,008,923
  6.216%, due 9/1/36 (a)       2,666,611      2,708,819
  6.50%, due 9/1/33            4,241,674      4,342,443
* 6.50%, due 1/1/37 TBA (c)   24,975,000     25,443,281
                                           ------------
                                             35,478,975
                                           ------------
Total U.S. Government Agency Obligations
  (Cost $80,639,122)                         80,685,132
                                           ------------

U.S. TREASURY OBLIGATIONS 5.1%

United States Treasury Bond - 1.4%
  8.125%, due 8/15/19 (d)      1,825,000      2,384,333
                                           ------------

United States Treasury Note - 1.9%
* 4.375%, due 1/31/08          3,290,000      3,268,279
                                           ------------

United States Treasury Strip - 1.8%
  (zero coupon), due
  8/15/19                      5,830,000      3,160,565
                                           ------------
Total U.S. Treasury
  Obligations
  (Cost $8,789,756)                           8,813,177
                                           ------------
Total U.S. Government
  Securities (Cost
  $89,428,878)                               89,498,309
                                           ------------
COLLATERALIZED MORTGAGE OBLIGATIONS 14.6%
Federal National Mortgage Association - 0.0%++
  Series D Class 1
  6.00%, due 4/1/09                  468            466
                                           ------------
Financials - 14.6%
*Bear Stearns Commercial Mortgage
  Securities
  Series 2006-T22 Class A4
  5.467%, due 4/12/38 (a)      1,475,000      1,501,857
Commercial Mortgage Pass
  Through Certificates
  Series 2006-C8 Class A2B
  5.248%, due 12/10/46         3,200,000      3,196,360
*Countrywide Alternative
  Loan Trust
  Series 2005-76 Class 2A1
  5.827%, due 2/25/36 (a)      6,340,243      6,360,552
Greenwich Capital
  Commercial Funding Corp.
  Series 2005-GG5 Class A5
  5.224%, due 4/10/37          1,615,000      1,603,454
  Series 2004-GG1 Class A7
  5.317%, due 6/10/36          2,300,000      2,297,708

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                  MCMORGAN FUNDS


                              PRINCIPAL      AMORTIZED
                                AMOUNT         COST
                             --------------------------

Financials (continued)
GS Mortgage Securities
  Corp.
  Series 2005-GG4 Class A4
  4.761%, due 7/10/39        $ 2,578,125   $  2,479,977
  Series 2004-GG2 Class A6
  5.396%, due 8/10/38          1,675,000      1,681,370
*Merrill Lynch Mortgage Investors, Inc.
  Series 2006-A3 Class 3A1
  5.837%, due 5/25/36 (a)      3,693,400      3,717,883
Residential Accredit Loans,
  Inc.
  Series 2006-QA1 Class A21
  5.991%, due 1/25/36 (a)      2,546,426      2,564,178
                                           ------------
                                             25,403,339
                                           ------------
Total Collateralized Mortgage
  Obligations
  (Cost $25,470,791)                         25,403,805
                                           ------------
Total Fixed Income
  Securities
  (Cost $170,515,421)                       170,535,630
                                           ------------



                                SHARES
                             -----------

SHORT-TERM INVESTMENTS 13.2%

Investment Company - 0.0%++
BGI Institutional Money
  Market Fund (e)                 17,758         17,758
                                           ------------
Total Investment Company
  (Cost $17,758)                                 17,758
                                           ------------



                              PRINCIPAL
                                AMOUNT
                             -----------

Repurchase Agreement - 0.1%
Morgan Stanley & Co.
  5.42%, dated 12/29/06
  due 1/2/07
  Proceeds at Maturity
     $41,630
  (Collateralized by
  various Corporate
  Bonds and a U.S. Treasury
  Note,
  with rates between
  5.00% - 8.96%
  and maturity dates
  between
  8/15/09 - 12/29/49, with
  a Principal
  Amount of $41,209 and a
  Market Value of $43,077)
  (e)                        $    41,605         41,605
                                           ------------
Total Repurchase Agreement
  (Cost $41,605)                                 41,605
                                           ------------

Time Deposits - 0.0%++
Barclays
  5.32%, due 1/18/07 (e)           4,623          4,623
Credit Suisse First Boston
  Corp.
  5.30%, due 1/12/07 (e)           4,623          4,623
Lloyds TSB Bank PLC
  5.29%, due 2/21/07 (e)     $     6,934   $      6,934
                                           ------------
Total Time Deposits
  (Cost $16,180)                                 16,180
                                           ------------

U.S. Government Agencies - 13.1%
Federal Home Loan Mortgage Corporation
  (Discount Note)
  3.162%, due 1/11/07          4,055,000      4,050,370
Federal National Mortgage
  Association (Discount
  Notes)
  4.504%, due 2/8/07             790,000        785,948
  4.744%, due 3/7/07          18,080,000     17,918,003
                                           ------------
Total U.S. Government
  Agencies (Cost
  $22,742,766)                               22,754,321
                                           ------------
Total Short-Term
  Investments
  (Cost $22,818,309)                         22,829,864
                                           ------------
Total Investments
  (Cost $193,333,730) (f)          111.3%   193,365,494
Liabilities in Excess of
  Cash and Other Assets            (11.3)   (19,559,976)
                             -----------   ------------
Net Assets                         100.0%  $173,805,518
                             ===========   ============



* Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.
++      Less than one tenth of a percent.
+++ Fifty percent of the Fund's assets are maintained to cover "senior securities transactions" which may include, but are not limited to, forwards, TBA's, options and futures. This percentage is marked-to-market daily against the value of the Fund's "senior securities" holdings to ensure proper coverage for these transactions.
(a) Floating/variable rate. Rate shown is the rate in effect at December 31, 2006.
(b) May be sold to institutional investors only under Rule 144a or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. The total market value of these securities at December 31, 2006 is $1,676,724 which represents 1.0% of the Fund's net assets.
(c) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. The market value of these securities at December 31, 2006 is $25,443,281.
(d)     Represents a security, or a portion thereof, which is out on loan.
(e) Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(f) Aggregate cost for federal income tax purposes is $193,651,815 and net unrealized depreciation is as follows:



Gross unrealized appreciation      $ 709,766
Gross unrealized depreciation       (996,087)
                                   ---------
Net unrealized depreciation        $(286,321)
                                   =========





SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

INTERMEDIATE FIXED INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2006 (Unaudited)




ASSETS:
  Investment in securities at value
     (cost $193,333,730) including
     $72,620
     market value of securities
     loaned                          $193,365,494
  Cash-interest bearing accounts        4,569,700
  Interest receivable                   1,542,110
  Receivable for fund shares sold           6,816
  Other assets                             19,537
                                     ------------
     Total assets                     199,503,657
                                     ------------
LIABILITIES:
  Payable for securities purchased     25,550,813
  Securities lending collateral            75,543
  Payable to Advisor, net (See Note
     F)                                    36,927
  Transfer agent fees payable (See
     Note F)                               10,819
  Administration fees payable (See
     Note F)                                7,922
  Accounting fees payable (See Note
     F)                                     5,099
  Report to shareholder payable             4,381
  Trustees fees payable                     2,147
  12B-1 fees payable (See Note F)               7
  Accrued expenses                          4,481
                                     ------------
     Total liabilities                 25,698,139
                                     ------------
Net Assets                           $173,805,518
                                     ============
NET ASSETS CONSIST OF:
  Capital paid-in                    $176,367,068
  Accumulated undistributed net
     investment income                    384,831
  Accumulated net realized loss on
     investments                       (2,978,145)
  Net unrealized appreciation on
     investments                           31,764
                                     ------------
                                     $173,805,518
                                     ============
Net Assets:
  Class McMorgan                     $173,772,646

  Class Z                                  32,872
                                     ------------
                                     $173,805,518
                                     ============
Shares Outstanding:
  Class McMorgan                       17,113,773
                                     ============
  Class Z                                   3,242
                                     ============
Net asset value and redemption
  price per share:
  Class McMorgan                     $      10.15
                                     ============
  Class Z                            $      10.14
                                     ============




STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2006 (Unaudited)




INVESTMENT INCOME:
  Interest                             $4,244,495
  Income from securities loaned - net       3,869
                                       ----------
       Total investment income          4,248,364
                                       ----------
Expenses:
  Investment advisory fees (See Note
     F)                                   289,447
  Administration fees (See Note F)         46,161
  Accounting fees (See Note F)             30,143
  Legal fees                               26,765
  Insurance fees                           21,474
  Transfer agent fees (See Note F)         20,675
  Trustees fees                            16,345
  Registration expenses                    15,087
  Custodian fees                            9,353
  Report to shareholder expense             9,114
  Auditing fees                             8,318
  12B-1 distribution fees (Class Z)
     (See Note F)                              39
  Miscellaneous expenses                    2,599
                                       ----------
       Total expenses                     495,520
  Expenses reimbursed (See Note F)        (81,949)
                                       ----------
       Net expenses                       413,571
                                       ----------
Net investment income                   3,834,793
                                       ----------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS
  Net realized gain on investments        745,930
  Net change in unrealized
     depreciation on investments        3,363,356
                                       ----------
  Net realized and unrealized gain on
     investments                        4,109,286
                                       ----------
Increase in net assets from
  operations                           $7,944,079
                                       ==========





SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

INTERMEDIATE FIXED INCOME FUND                                    MCMORGAN FUNDS
STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2006 (Unaudited)
AND THE YEAR ENDED JUNE 30, 2006



                                                                     FOR THE          FOR THE
                                                                SIX MONTHS ENDED    YEAR ENDED
                                                                   12/31/2006        6/30/2006
                                                                ----------------   ------------


INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income                                           $  3,834,793     $  6,530,643
  Net realized gain (loss) on investments                              745,930       (3,567,887)
  Net change in unrealized appreciation (depreciation) on
     investments                                                     3,363,356       (3,732,163)
                                                                  ------------     ------------
  Increase (decrease) in net assets from operations                  7,944,079         (769,407)
                                                                  ------------     ------------
Dividends and distributions to shareholders:
  From net investment income:
     Class McMorgan shares                                          (3,964,063)      (6,172,965)
     Class Z shares                                                       (702)            (906)
  From capital gains:
     Class McMorgan shares                                                  --         (364,830)
     Class Z shares                                                         --              (56)
                                                                  ------------     ------------
  Total dividends and distributions to shareholders:                (3,964,765)      (6,538,757)
                                                                  ------------     ------------
Capital share transactions:
  Net proceeds from sale of shares:
     Class McMorgan shares                                          22,716,919       40,592,670
     Class Z shares                                                      3,941            5,947
  Net asset value of shares issued to shareholders in
     reinvestment of dividends and distributions:
     Class McMorgan shares                                           3,873,125        6,384,114
     Class Z shares                                                        702              962
                                                                  ------------     ------------
                                                                    26,594,687       46,983,693
  Cost of shares redeemed:
     Class McMorgan shares                                          (7,151,280)     (52,936,529)
     Class Z shares                                                       (643)          (2,418)
                                                                  ------------     ------------
  Increase (decrease) in net assets derived from capital share
     transactions                                                   19,442,764       (5,955,254)
                                                                  ------------     ------------
  Total increase (decrease) in net assets                           23,422,078      (13,263,418)
Net Assets:
  Beginning of period                                              150,383,440      163,646,858
                                                                  ------------     ------------
  End of period (including accumulated undistributed net
     investment income of $384,831 and $514,803, respectively)    $173,805,518     $150,383,440
                                                                  ============     ============





SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

INTERMEDIATE FIXED INCOME FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.


                                                                       CLASS MCMORGAN
                                       -----------------------------------------------------------------------------
                                        FOR THE SIX                          YEAR ENDED JUNE 30,
                                       MONTHS ENDED     ------------------------------------------------------------
                                       12/31/2006++       2006         2005         2004         2003         2002
                                       ------------     --------     --------     --------     --------     --------


Net asset value, beginning of period     $   9.91       $  10.36     $  10.22     $  10.93     $  10.46     $  10.50
                                         --------       --------     --------     --------     --------     --------
  Income from investment operations:
  Net investment income                      0.24(a)        0.40(a)      0.34(a)      0.36         0.49         0.56
  Net realized and unrealized gain
     (loss) on investments                   0.24          (0.45)        0.16        (0.43)        0.51         0.06
                                         --------       --------     --------     --------     --------     --------
     Total from investment operations        0.48          (0.05)        0.50        (0.07)        1.00         0.62
                                         --------       --------     --------     --------     --------     --------
  Less dividends and distributions:
  From net investment income                (0.24)         (0.38)       (0.34)       (0.36)       (0.50)       (0.57)
  From capital gains                           --          (0.02)       (0.02)       (0.28)       (0.03)       (0.09)
                                         --------       --------     --------     --------     --------     --------
     Total dividends and
       distributions                        (0.24)         (0.40)       (0.36)       (0.64)       (0.53)       (0.66)
                                         --------       --------     --------     --------     --------     --------
Net asset value, end of period           $  10.15       $   9.91     $  10.36     $  10.22     $  10.93     $  10.46
                                         ========       ========     ========     ========     ========     ========
Total return                                 4.92%(b)      (0.43)%       4.93%       (0.64)%       9.79%        5.98%
Ratios/Supplemental Data:
  Net assets, end of period (in
     000's)                              $173,773       $150,355     $163,622     $172,331     $191,682     $164,068
  Ratio of expenses to average net
     assets before reimbursement of
     expenses by Advisor                     0.60%+         0.62%        0.60%        0.57%        0.57%        0.53%
  Ratio of expenses to average net
     assets after reimbursement of
     expenses by Advisor                     0.50%+         0.50%        0.50%        0.50%        0.50%        0.50%
  Ratio of net investment income to
     average net assets before
     reimbursement of expenses by
     Advisor                                 4.64%+         3.88%        3.14%        3.32%        4.55%        5.19%
  Ratio of net investment income to
     average net assets after
     reimbursement of expenses by
     Advisor                                 4.74%+         4.00%        3.24%        3.39%        4.62%        5.22%
  Portfolio turnover                          146%(c)        262%(c)      286%(c)   225.59%      204.18%       76.07%




SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

INTERMEDIATE FIXED INCOME FUND                                    MCMORGAN FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                              CLASS Z
                                            --------------------------------------------------------------------------
                                             FOR THE SIX                         YEAR ENDED JUNE 30,
                                            MONTHS ENDED      --------------------------------------------------------
                                            12/31/2006++       2006        2005         2004         2003        2002*
                                            ------------      ------      ------      -------      -------      ------


Net asset value, beginning of period           $ 9.89         $10.35      $10.21      $ 10.92      $ 10.45      $10.65
                                               ------         ------      ------      -------      -------      ------
  Income from investment operations:
  Net investment income                          0.22(a)        0.38(a)     0.34(a)      0.35         0.47        0.44
  Net realized and unrealized gain (loss)
     on investments                              0.26          (0.46)       0.13        (0.45)        0.50       (0.10)
                                               ------         ------      ------      -------      -------      ------
     Total from investment operations            0.48          (0.08)       0.47        (0.10)        0.97        0.34
                                               ------         ------      ------      -------      -------      ------
  Less dividends and distributions:
  From net investment income                    (0.23)         (0.36)      (0.31)       (0.33)       (0.47)      (0.45)
  From capital gains                               --          (0.02)      (0.02)       (0.28)       (0.03)      (0.09)
                                               ------         ------      ------      -------      -------      ------
     Total dividends and distributions          (0.23)         (0.38)      (0.33)       (0.61)       (0.50)      (0.54)
                                               ------         ------      ------      -------      -------      ------
Net asset value, end of period                 $10.14         $ 9.89      $10.35      $ 10.21      $ 10.92      $10.45
                                               ======         ======      ======      =======      =======      ======
Total return                                     4.89%(b)      (0.78)%      4.67%       (0.91)%       9.53%       3.25%(b)
Ratios/Supplemental Data:
  Net assets, end of period (in 000's)         $   33         $   28      $   25      $ 1,690      $ 3,682      $1,987
  Ratio of expenses to average net assets
     before reimbursement of expenses by
     Advisor                                     0.85%+         0.87%       0.85%        0.82%        0.82%       0.78%+
  Ratio of expenses to average net assets
     after reimbursement of expenses by
     Advisor                                     0.75%+         0.75%       0.75%        0.75%        0.75%       0.75%+
  Ratio of net investment income to
     average net assets before
     reimbursement of expenses by Advisor        4.39%+         3.63%       2.89%        3.07%        4.30%       4.94%+
  Ratio of net investment income to
     average net assets after
     reimbursement of expenses by Advisor        4.49%+         3.75%       2.99%        3.14%        4.37%       4.97%+
  Portfolio turnover                              146%(c)        262%(c)     286%(c)   225.59%      204.18%      76.07%


--------------
*      Class Z commenced operations on September 4, 2001.
(a)    Per share data based on average shares outstanding during the period.
(b)    Total Return is not annualized.
(c) The portfolio turnover not including mortgage dollar rolls for the six months ended December 31, 2006 and for the years ended June 30, 2006 and 2005 is 59%, 92% and 199%, respectively.
+      Annualized.
++     Unaudited.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS +++
DECEMBER 31, 2006 (Unaudited)

FIXED INCOME SECURITIES 98.1%
CORPORATE BONDS 43.9%




                              PRINCIPAL
                                AMOUNT         VALUE
                             --------------------------



Consumer Discretionary - 5.9%
AT&T Broadband Corp.
  9.455%, due 11/15/22       $  $150,000   $   $194,240
Cox Communications, Inc.
  7.125%, due 10/1/12            910,000        970,121
DaimlerChrysler North
  American Holdings Corp.
  7.30%, due 1/15/12             460,000        488,302
Johnson Controls, Inc.
  5.25%, due 1/15/11             445,000        441,492
News America, Inc.
  5.30%, due 12/15/14            210,000        206,442
Starwood Hotels & Resorts
  Worldwide, Inc.
  7.875%, due 5/1/12             670,000        707,600
Target Corp.
  5.875%, due 3/1/12             220,000        226,125
Tele-Communications, Inc.
  9.80%, due 2/1/12              340,000        400,927
Time Warner, Inc.
  6.50%, due 11/15/36             70,000         69,673
  7.625%, due 4/15/31            250,000        279,290
                                           ------------
                                              3,984,212
                                           ------------
Consumer Staples - 2.2%
Diageo Finance B.V.
  5.30%, due 10/28/15            385,000        377,195
Kraft Foods, Inc.
  4.00%, due 10/1/08             810,000        792,205
Safeway, Inc.
  6.50%, due 3/1/11              295,000        305,196
                                           ------------
                                              1,474,596
                                           ------------
Energy - 4.9%
Anadarko Finance Corp.
  6.75%, due 5/1/11              565,000        592,242
ConocoPhillips
  8.75%, due 5/25/10             460,000        509,716
Devon Financing Corp.
  6.875%, due 9/30/11            225,000        237,919
Devon OEI Operating, Inc.
  7.25%, due 10/1/11             225,000        240,053
Dominion Resources, Inc.
  5.15%, due 7/15/15             370,000        358,387
EnCana Holdings Finance
  Corp.
  5.80%, due 5/1/14              315,000        316,872
Halliburton Co.
  5.50%, due 10/15/10            370,000        369,342
Valero Energy Corp.
  6.875%, due 4/15/12            360,000        380,632
XTO Energy, Inc.
  4.90%, due 2/1/14              295,000        281,222
                                           ------------
                                              3,286,385
                                           ------------

Financials - 20.7%
Archstone-Smith Trust
  5.75%, due 3/15/16             210,000        212,705
Assurant, Inc.
  5.625%, due 2/15/14            260,000        259,296
Bank of America Corp.
  4.875%, due 9/15/12            170,000        166,603
  5.42%, due 3/15/17             200,000        197,062
Capital One Financial Corp.
  (a)
  6.15%, due 9/1/16              525,000        542,961
CIT Group Funding Co. of
  Canada
  4.65%, due 7/1/10              335,000        327,821
CIT Group, Inc.
  5.60%, due 4/27/11             420,000        424,084
  6.875%, due 11/1/09            120,000        124,840
Citigroup, Inc.
  5.625%, due 8/27/12            955,000        968,818
EOP Operating L.P.
  7.00%, due 7/15/11             395,000        427,461
ERP Operating L.P.
  6.625%, due 3/15/12            345,000        363,769
Goldman Sachs Group, Inc.
  (The)
  5.25%, due 4/1/13              595,000        591,117
HSBC Finance Corp.
  6.75%, due 5/15/11             890,000        941,923
  7.00%, due 5/15/12             225,000        242,592
International Lease Finance
  Corp.
  5.625%, due 9/20/13            235,000        236,717
Jefferies Group, Inc.
  5.50%, due 3/15/16             155,000        150,931
  7.75%, due 3/15/12             100,000        108,843
John Deere Capital Corp.
  5.65%, due 7/25/11             540,000        545,931
JPMorgan Chase & Co.
  5.125%, due 9/15/14            425,000        417,910
  5.75%, due 1/2/13              225,000        228,984
  7.125%, due 6/15/09            225,000        234,682
MBNA America Bank N.A.
  7.125%, due 11/15/12           275,000        299,614
MBNA Corp.
  7.50%, due 3/15/12             240,000        262,895
MetLife, Inc.
  5.50%, due 6/15/14             125,000        125,321
  6.125%, due 12/1/11            415,000        429,006
Morgan Stanley
  4.75%, due 4/1/14              370,000        353,767
National Rural Utilities
  Cooperative Finance Corp.
  7.25%, due 3/1/12              385,000        418,372
ProLogis
  5.50%, due 4/1/12              325,000        324,407
Prudential Financial, Inc.
  4.50%, due 7/15/13             440,000        419,276
Residential Capital Corp.
  6.00%, due 2/22/11             160,000        159,697
  6.375%, due 6/30/10            600,000        606,983
Simon Property Group, L.P.
  4.60%, due 6/15/10             185,000        180,435
  6.35%, due 8/28/12             260,000        270,630

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                  MCMORGAN FUNDS


                              PRINCIPAL      AMORTIZED
                                AMOUNT         COST
                             --------------------------

Financials (continued)
SLM Corp.
  5.45%, due 4/25/11         $   435,000   $    436,690
St. Paul Travelers Cos.,
  Inc. (The)
  6.25%, due 6/20/16             315,000        330,737
US Bank N.A.
  6.375%, due 8/1/11             160,000        167,023
Wachovia Bank N.A.
  4.80%, due 11/1/14             530,000        508,081
Wells Fargo & Co.
  4.75%, due 2/9/15              565,000        540,934
Western Union Co. (The)
  5.93%, due 10/1/16 (a)         505,000        500,165
                                           ------------
                                             14,049,083
                                           ------------

Health Care - 0.7%
Abbott Laboratories
  5.875%, due 5/15/16            185,000        190,556
Wyeth
  6.95%, due 3/15/11             275,000        292,059
                                           ------------
                                                482,615
                                           ------------
Industrials - 1.0%
International Lease Finance
  Corp.
  5.75%, due 6/15/11             160,000        162,857
  5.875%, due 5/1/13             295,000        301,218
Northrop Grumman Corp.
  7.125%, due 2/15/11            180,000        191,998
                                           ------------
                                                656,073
                                           ------------
Information Technology - 0.4%
Cisco Systems, Inc.
  5.25%, due 2/22/11             275,000        275,690
                                           ------------
Materials - 1.0%
BHP Billiton Finance USA,
  Ltd.
  5.25%, due 12/15/15            215,000        211,579
Weyerhaeuser Co.
  6.75%, due 3/15/12             420,000        440,480
                                           ------------
                                                652,059
                                           ------------
Telecommunication Services - 4.3%
Deutsche Telekom International Finance B.V.
  5.75%, due 3/23/16             460,000        453,241
Embarq Corp.
  7.082%, due 6/1/16             580,000        590,452
Sprint Capital Corp.
  8.75%, due 3/15/32             365,000        439,318
Telefonica Europe B.V.
  7.75%, due 9/15/10             655,000        703,498
Vodafone Group PLC
  5.50%, due 6/15/11             730,000        731,853
                                           ------------
                                              2,918,362
                                           ------------

Utilities - 2.8%
Duke Energy Corp.
  6.25%, due 1/15/12             505,000        525,832
Exelon Corp.
  4.90%, due 6/15/15             300,000        282,966
FirstEnergy Corp.
  Series C
  7.375%, due 11/15/31           140,000        159,437
MidAmerican Energy Holdings
  Co.
  6.125%, due 4/1/36             190,000        191,530
Pacific Gas & Electric Co.
  6.05%, due 3/1/34              150,000        151,286
Progress Energy, Inc.
  7.75%, due 3/1/31              130,000        156,255
PSEG Power LLC
  8.625%, due 4/15/31            110,000        140,507
Southern California Edison
  Co.
  5.00%, due 1/15/14             330,000        321,457
                                           ------------
                                              1,929,270
                                           ------------
Total Corporate Bonds
  (Cost $29,779,688)                         29,708,345
                                           ------------

U.S. GOVERNMENT SECURITIES 42.6%
U.S. GOVERNMENT AGENCY OBLIGATIONS 27.7%
Federal National Mortgage Association - 5.6%
* 4.875%, due 12/15/16         2,970,000      2,936,763
  6.375%, due 6/15/09            860,000        887,274
                                           ------------
                                              3,824,037
                                           ------------
Federal National Mortgage Association
  (Mortgage Pass-Through Securities) - 22.1%
  6.113%, due 10/1/36 (b)        843,797        853,615
  6.124%, due 10/1/36 (b)        448,558        454,015
* 6.216%, due 9/1/36 (b)       1,115,128      1,132,779
  6.50%, due 9/1/33              723,232        740,413
* 6.50%, due 1/1/37 TBA (c)   11,575,000     11,792,031
                                           ------------
                                             14,972,853
                                           ------------
Total U.S. Government Agency Obligations
  (Cost $18,836,892)                         18,796,890
                                           ------------
U.S. TREASURY OBLIGATIONS 14.9%
United States Treasury Bonds - 12.4%
* 4.50%, due 2/15/36(d)        3,080,000      2,928,889
* 8.125%, due 8/15/19(d)       4,170,000      5,448,038
                                           ------------
                                              8,376,927
                                           ------------
United States Treasury Strip - 2.5%
* (zero coupon), due
  8/15/19                      3,145,000      1,704,971
                                           ------------
Total U.S. Treasury
  Obligations
  (Cost $10,001,397)                         10,081,898
                                           ------------
Total U.S. Government
  Securities
  (Cost $28,838,289)                         28,878,788
                                           ------------
COLLATERALIZED MORTGAGE OBLIGATIONS 11.6%
Federal Home Loan Mortgage Corporation - 0.1%
  Series 2113 Class QE
  6.00%, due 11/15/27             64,465         64,541
                                           ------------

Financials - 11.5%
Bear Stearns Commercial Mortgage
  Securities
  Series 2006-T22 Class A4
  5.467%, due 4/12/38            575,000        585,470

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                              PRINCIPAL      AMORTIZED
                                AMOUNT         COST
                             --------------------------

Financials (continued)
*Commercial Mortgage Pass
  Through Certificates
  Series 2006-C8 Class A2B
  5.248%, due 12/10/46       $ 1,575,000   $  1,573,208
Greenwich Capital Commercial
  Funding Corp.
* Series 2005-GG5 Class A5
  5.224%, due 4/10/37          1,345,000      1,335,385
  Series 2004-GG1 Class A7
  5.317%, due 6/10/36            950,000        949,053
GS Mortgage Securities
  Corp.
  Series 2004-GG2 Class A6
  5.396%, due 8/10/38            700,000        702,662
*Merrill Lynch Mortgage
  Investors, Inc.
  Series 2006-A3 Class 3A1
  5.837%, due 5/25/36 (b)      1,540,805      1,551,019
*Residential Accredit
  Loans, Inc.
  Series 2006-QA1 Class A21
  5.991%, due 1/25/36 (b)      1,103,451      1,111,144
                                           ------------
                                              7,807,941
                                           ------------
Total Collateralized Mortgage Obligations
  (Cost $7,923,839)                           7,872,482
                                           ------------
Total Fixed Income
  Securities
  (Cost $66,541,816)                         66,459,615
                                           ------------


                                SHARES
                             -----------

SHORT-TERM INVESTMENTS 23.8%
Investment Company - 1.5%
BGI Institutional Money
  Market Fund (e)                984,716        984,716
                                           ------------
Total Investment Company
  (Cost $984,716)                               984,716
                                           ------------


                              PRINCIPAL
                                AMOUNT
                             -----------

Repurchase Agreement - 3.4%
Morgan Stanley & Co.
  5.42%, dated 12/29/06
  due 1/2/07
  Proceeds at Maturity
  $2,308,324
  (Collateralized by
  various Corporate
  Bonds and a U.S. Treasury
  Note,
  with rates between
  5.00% - 8.96%
  and maturity dates
  between
  8/15/09 - 12/29/49, with
  a Principal
  Amount of $2,284,973 and
  a
  Market Value of
  $2,388,601) (e)            $ 2,306,935      2,306,935
                                           ------------
Total Repurchase Agreement
  (Cost $2,306,935)                           2,306,935
                                           ------------

Time Deposits - 1.3%
Barclays
  5.32%, due 1/18/07 (e)         256,326        256,326
Credit Suisse First Boston
  Corp.
  5.30%, due 1/12/07 (e)         256,326        256,326
Lloyds TSB Bank PLC
  5.29%, due 2/21/07 (e)         384,489        384,489
                                           ------------
Total Time Deposits
  (Cost $897,141)                               897,141
                                           ------------

U.S. Government Agencies - 17.6%
Federal Home Loan Mortgage Corporation
  (Discount Note)
  5.12%, due 1/11/07           3,705,000      3,700,769
Federal National Mortgage Association
  (Discount Notes)
  5.03%, due 2/8/07              860,000        855,588
  5.07%, due 3/7/07            7,245,000      7,180,085
  5.13%, due 2/8/07              190,000        189,025
                                           ------------
Total U.S. Government
  Agencies
  (Cost $11,919,247)                         11,925,467
                                           ------------
Total Short-Term
  Investments
  (Cost $16,108,039)                         16,114,259
                                           ------------
Total Investments
  (Cost $82,649,855) (f)           121.9%    82,573,874
Liabilities in Excess of
  Cash and Other Assets            (21.9)   (14,843,572)
                             -----------   ------------
Net Assets                         100.0%  $ 67,730,302
                             ===========   ============




* Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.
+++ Fifty percent of the Fund's assets are maintained to cover "senior securities transactions" which may include, but are not limited to, forwards, TBA's, options and futures. This percentage is marked-to-market daily against the value of the Fund's "senior securities" holdings to ensure proper coverage for these transactions.
(a) May be sold to institutional investors only under Rule 144a or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. The total market value of these securities at December 31, 2006 is $697,227 which represents 1.0% of the Fund's net assets.
(b) Floating/variable rate. Rate shown is the rate in effect at December 31, 2006.
(c) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. The market value of these securities at December 31, 2006 is $11,792,031.
(d)    Represents a security, or a portion thereof, which is out on loan.
(e) Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(f) Aggregate cost for federal income tax purposes is $82,782,669 and net unrealized depreciation is as follows:



  Gross unrealized appreciation     $ 329,366
  Gross unrealized depreciation      (538,161)
                                    ---------
  Net unrealized depreciation       $(208,795)
                                    =========





SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FIXED INCOME FUND                                                 MCMORGAN FUNDS

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2006 (Unaudited)




ASSETS:
  Investment in securities at value
     (cost $82,649,855) including
     $4,082,924
     market value of securities
     loaned                             $82,573,874
  Cash-interest bearing accounts            547,763
  Interest receivable                       730,316
  Receivable for fund shares sold            34,979
  Other assets                               29,344
                                        -----------
     Total assets                        83,916,276
                                        -----------
LIABILITIES:
  Payable for securities purchased       11,841,868
  Securities lending collateral           4,188,792
  Payable for fund shares redeemed          128,124
  Transfer agent fees payable (See
     Note F)                                 10,092
  12B-1 fees payable (See Note F)             6,491
  Accounting fees payable (See Note
     F)                                       3,845
  Administration fees payable (See
     Note F)                                  3,785
  Trustees fees payable                         893
  Payable to Advisor, net (See Note
     F)                                          68
  Accrued expenses                            2,016
                                        -----------
     Total liabilities                   16,185,974
                                        -----------
Net Assets                              $67,730,302
                                        ===========
NET ASSETS CONSIST OF:
  Capital paid-in                       $69,249,578
  Accumulated undistributed net
     investment income                      137,874
  Accumulated net realized loss on
     investments                         (1,581,169)
  Net unrealized depreciation on
     investments                            (75,981)
                                        -----------
                                        $67,730,302
                                        ===========
Net Assets:
  Class McMorgan                        $37,264,599

  Class Z                                30,463,506

  Class R1                                    1,103

  Class R2                                    1,094
                                        -----------
                                        $67,730,302
                                        ===========
Shares Outstanding:
  Class McMorgan                          3,458,147
                                        ===========
  Class Z                                 2,826,329
                                        ===========
  Class R1                                      102
                                        ===========
  Class R2                                      102
                                        ===========
Net asset value and redemption price
  per share:
  Class McMorgan                        $     10.78
                                        ===========
  Class Z                               $     10.78
                                        ===========
  Class R1                              $     10.78*
                                        ===========
  Class R2                              $     10.77*
                                        ===========




   * Difference in the NAV recalculation and NAV stated is caused by rounding differences.


STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2006
(Unaudited)




INVESTMENT INCOME:
  Interest                              $1,814,598
  Income from securities
     loaned - net                            3,618
                                        ----------
       Total investment income           1,818,216
                                        ----------
Expenses:
  Investment advisory fees (See Note
     F)                                    120,588
  12B-1 distribution fees (Class Z)
     (See Note F)                           38,163
  12B-1 distribution fees (Class R2)
     (See Note F)                                1
  Registration expenses                     25,913
  Accounting fees (See Note F)              23,060
  Administration fees (See Note F)          22,735
  Transfer agent fees (See Note F)          18,869
  Legal fees                                11,110
  Insurance fees                             9,147
  Auditing fees                              7,814
  Custodian fees                             7,644
  Trustees fees                              6,787
  Report to shareholder expense              4,565
  Miscellaneous expenses                     2,604
                                        ----------
       Total expenses                      299,000
  Expenses reimbursed (See Note F)         (88,554)
                                        ----------
       Net expenses                        210,446
                                        ----------
Net investment income                    1,607,770
                                        ----------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized loss on investments        (285,122)
  Net change in unrealized
     depreciation on investments         2,210,037
                                        ----------
  Net realized and unrealized gain
     on investments                      1,924,915
                                        ----------
Increase in net assets from
  operations                            $3,532,685
                                        ==========






SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FIXED INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2006 (Unaudited)
AND THE YEAR ENDED JUNE 30, 2006



                                                                      FOR THE          FOR THE
                                                                 SIX MONTHS ENDED    YEAR ENDED
                                                                    12/31/2006        6/30/2006
                                                                 ----------------   ------------


INCREASE IN NET ASSETS:
Operations:
  Net investment income                                             $ 1,607,770     $  2,776,760
  Net realized loss on investments                                     (285,122)      (1,254,533)
  Net change in unrealized depreciation on investments                2,210,037       (2,886,123)
                                                                    -----------     ------------
  Increase (decrease) in net assets from operations                   3,532,685       (1,363,896)
                                                                    -----------     ------------
Dividends and distributions to shareholders:
  From net investment income:
     Class McMorgan shares                                             (979,447)      (1,503,022)
     Class Z shares                                                    (738,871)      (1,111,638)
     Class R1 shares                                                        (27)             (42)
     Class R2 shares                                                        (26)             (39)
  From capital gains:
     Class McMorgan shares                                                   --         (180,169)
     Class Z shares                                                          --         (143,849)
     Class R1 shares                                                         --               (5)
     Class R2 shares                                                         --               (5)
                                                                    -----------     ------------
  Total dividends and distributions to shareholders                  (1,718,371)      (2,938,769)
                                                                    -----------     ------------
Capital share transactions:
  Net proceeds from sale of shares:
     Class McMorgan shares                                            3,328,020       19,483,520
     Class Z shares                                                   1,850,082        6,260,344
  Net asset value of shares issued to shareholders in
     reinvestment of dividends and distributions:
     Class McMorgan shares                                              977,636        1,675,943
     Class Z shares                                                     738,871        1,255,445
     Class R1 shares                                                         27               47
     Class R2 shares                                                         26               44
                                                                    -----------     ------------
                                                                      6,894,662       28,675,343
  Cost of shares redeemed:
     Class McMorgan shares                                           (5,203,022)     (15,803,182)
     Class Z shares                                                  (2,432,418)      (5,278,292)
     Class R1 shares                                                         --              (75)
     Class R2 shares                                                         --              (75)
                                                                    -----------     ------------
  Increase (decrease) in net assets derived from capital share
     transactions                                                      (740,778)       7,593,719
                                                                    -----------     ------------
  Total increase in net assets                                        1,073,536        3,291,054
Net Assets:
  Beginning of period                                                66,656,766       63,365,712
                                                                    -----------     ------------
  End of period (including accumulated undistributed net
     investment income of $137,874 and $248,475, respectively)      $67,730,302     $ 66,656,766
                                                                    ===========     ============





SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FIXED INCOME FUND                                                 MCMORGAN FUNDS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.


                                                                      CLASS MCMORGAN
                                            -----------------------------------------------------------------
                                             FOR THE SIX                   YEAR ENDED JUNE 30,
                                            MONTHS ENDED   --------------------------------------------------
                                            12/31/2006++     2006      2005         2004      2003      2002
                                            ------------   -------   -------      -------   -------   -------


Net asset value, beginning of period           $ 10.49     $ 11.19   $ 10.88      $ 11.71   $ 10.86   $ 10.74
                                               -------     -------   -------      -------   -------   -------
  Income from investment operations:
  Net investment income                           0.26        0.46      0.40         0.46      0.53      0.60
  Net realized and unrealized gain (loss)
     on investments                               0.31       (0.67)     0.40        (0.61)     0.86      0.12
                                               -------     -------   -------      -------   -------   -------
     Total from investment operations             0.57       (0.21)     0.80        (0.15)     1.39      0.72
                                               -------     -------   -------      -------   -------   -------
  Less dividends and distributions:
  From net investment income                     (0.28)      (0.44)    (0.39)       (0.46)    (0.54)    (0.60)
  From capital gains                                --       (0.05)    (0.10)       (0.22)       --        --
                                               -------     -------   -------      -------   -------   -------
     Total dividends and distributions           (0.28)      (0.49)    (0.49)       (0.68)    (0.54)    (0.60)
                                               -------     -------   -------      -------   -------   -------
Net asset value, end of period                 $ 10.78     $ 10.49   $ 11.19      $ 10.88   $ 11.71   $ 10.86
                                               =======     =======   =======      =======   =======   =======
Total return                                      5.34%(a)   (1.90)%    7.42%       (1.29)%   13.06%     6.81%
Ratios/Supplemental Data:
  Net assets, end of period (in 000's)         $37,265     $37,156   $34,203      $38,484   $39,753   $29,292
  Ratio of expenses to average net assets
     before reimbursement of expenses by
     Advisor                                      0.76%+      0.80%     0.79%        0.77%     0.83%     0.89%
  Ratio of expenses to average net assets
     after reimbursement of expenses by
     Advisor                                      0.50%+      0.50%     0.50%        0.50%     0.50%     0.50%
  Ratio of net investment income to
     average net assets before
     reimbursement of expenses by Advisor         4.52%+      3.97%     3.18%        3.82%     4.41%     4.87%
  Ratio of net investment income to
     average net assets after
     reimbursement of expenses by Advisor         4.78%+      4.27%     3.47%        4.09%     4.74%     5.27%
  Portfolio turnover                               162%(b)     287%(b)   347%(b)   231.21%   142.48%    94.80%




SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FIXED INCOME FUND
FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                         CLASS Z
                                            -----------------------------------------------------------------
                                             FOR THE SIX                   YEAR ENDED JUNE 30,
                                            MONTHS ENDED   --------------------------------------------------
                                            12/31/2006++     2006      2005          2004      2003     2002
                                            ------------   -------   -------       -------   -------   ------


Net asset value, beginning of period           $ 10.49     $ 11.20   $ 10.88       $ 11.71   $ 10.86   $10.74
                                               -------     -------   -------       -------   -------   ------
  Income from investment operations:
  Net investment income                           0.24        0.43      0.35          0.42      0.52     0.55
  Net realized and unrealized gain (loss)
     on investments                               0.31       (0.68)     0.43         (0.60)     0.84     0.14
                                               -------     -------   -------       -------   -------   ------
     Total from investment operations             0.55       (0.25)     0.78         (0.18)     1.36     0.69
                                               -------     -------   -------       -------   -------   ------
  Less dividends and distributions:
  From net investment income                     (0.26)      (0.41)    (0.36)        (0.43)    (0.51)   (0.57)
  From capital gains                                --       (0.05)    (0.10)        (0.22)       --       --
                                               -------     -------   -------       -------   -------   ------
     Total dividends and distributions           (0.26)      (0.46)    (0.46)        (0.65)    (0.51)   (0.57)
                                               -------     -------   -------       -------   -------   ------
Net asset value, end of period                 $ 10.78     $ 10.49   $ 11.20       $ 10.88   $ 11.71   $10.86
                                               =======     =======   =======       =======   =======   ======
Total return                                      5.30%(a)   (2.24)%    7.26%        (1.53)%   12.80%    6.55%
Ratios/Supplemental Data:
  Net assets, end of period (in 000's)         $30,464     $29,499   $29,161       $25,690   $15,646   $3,114
  Ratio of expenses to average net assets
     before reimbursement of expenses by
     Advisor                                      1.01%+      1.05%     1.04%         1.02%     1.08%    1.14%
  Ratio of expenses to average net assets
     after reimbursement of expenses by
     Advisor                                      0.75%+      0.75%     0.75%         0.75%     0.75%    0.75%
  Ratio of net investment income to
     average net assets before
     reimbursement of expenses by Advisor         4.27%+      3.72%     2.93%         3.57%     4.16%    4.62%
  Ratio of net investment income to
     average net assets after
     reimbursement of expenses by Advisor         4.53%+      4.02%     3.22%         3.84%     4.49%    5.02%
  Portfolio turnover                               162%(b)     287%(b)   347%(b)    231.21%   142.48%   94.80%




SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                  MCMORGAN FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                            CLASS R1
                                                         ----------------------------------------------
                                                          FOR THE SIX          YEAR ENDED JUNE 30,
                                                         MONTHS ENDED     -----------------------------
                                                         12/31/2006++      2006       2005       2004*
                                                         ------------     ------     ------     -------


Net asset value, beginning of period                        $10.49        $11.20     $10.88     $ 11.11
                                                            ------        ------     ------     -------
  Income from investment operations:
  Net investment income                                       0.26          0.45       0.39        0.20
  Net realized and unrealized gain (loss) on
     investments                                              0.30         (0.68)      0.41       (0.24)
                                                            ------        ------     ------     -------
     Total from investment operations                         0.56         (0.23)      0.80       (0.04)
                                                            ------        ------     ------     -------
  Less dividends and distributions:
  From net investment income                                 (0.27)        (0.43)     (0.38)      (0.19)
  From capital gains                                            --         (0.05)     (0.10)         --
                                                            ------        ------     ------     -------
     Total dividends and distributions                       (0.27)        (0.48)     (0.48)      (0.19)
                                                            ------        ------     ------     -------
Net asset value, end of period                              $10.78        $10.49     $11.20     $ 10.88
                                                            ======        ======     ======     =======
Total return                                                  5.38%(a)     (2.08)%     7.42%      (0.42)%(a)
Ratios/Supplemental Data:
  Net assets, end of period (in 000's)                      $    1        $    1     $    1     $     1
  Ratio of expenses to average net assets before
     reimbursement of expenses by Advisor                     0.86%+        0.90%      0.81%       0.87%+
  Ratio of expenses to average net assets after
     reimbursement of expenses by Advisor                     0.60%+        0.60%      0.50%       0.60%+
  Ratio of net investment income to average net assets
     before reimbursement of expenses by Advisor              4.42%+        3.87%      3.06%       3.72%+
  Ratio of net investment income to average net assets
     after reimbursement of expenses by Advisor               4.68%+        4.17%      3.36%       3.99%+
  Portfolio turnover                                           162%(b)       287%(b)    347%(b)  231.21%




SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FIXED INCOME FUND
FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                            CLASS R2
                                                         ---------------------------------------------
                                                          FOR THE SIX         YEAR ENDED JUNE 30,
                                                         MONTHS ENDED   ------------------------------
                                                         12/31/2006++    2006       2005        2004*
                                                         ------------   ------     ------      -------


Net asset value, beginning of period                        $10.48      $11.18     $10.88      $ 11.11
                                                            ------      ------     ------      -------
  Income from investment operations:
  Net investment income                                       0.24        0.42       0.34         0.18
  Net realized and unrealized gain (loss) on
     investments                                              0.31       (0.67)      0.41        (0.24)
                                                            ------      ------     ------      -------
     Total from investment operations                         0.55       (0.25)      0.75        (0.06)
                                                            ------      ------     ------      -------
  Less dividends and distributions:
  From net investment income                                 (0.26)      (0.40)     (0.35)       (0.17)
  From capital gains                                            --       (0.05)     (0.10)          --
                                                            ------      ------     ------      -------
     Total dividends and distributions                       (0.26)      (0.45)     (0.45)       (0.17)
                                                            ------      ------     ------      -------
Net asset value, end of period                              $10.77      $10.48     $11.18      $ 10.88
                                                            ======      ======     ======      =======
Total return                                                  5.25%(a)   (2.24)%     6.97%       (0.58)%(a)
Ratios/Supplemental Data:
  Net assets, end of period (in 000's)                      $    1      $    1     $    1      $     1
  Ratio of expenses to average net assets before
     reimbursement of expenses by Advisor                     1.11%+      1.15%      1.06%        1.12%+
  Ratio of expenses to average net assets after
     reimbursement of expenses by Advisor                     0.85%+      0.85%      0.75%        0.85%+
  Ratio of net investment income to average net assets
     before reimbursement of expenses by Advisor              4.17%+      3.62%      2.73%        3.47%+
  Ratio of net investment income to average net assets
     after reimbursement of expenses by Advisor               4.43%+      3.92%      3.03%        3.74%+
  Portfolio turnover                                           162%(b)     287%(b)    347%(b)   231.21%


--------------
*    Class R1 and R2 commenced operations on January 2, 2004.

(a)      Total return is not annualized.

(b) The portfolio turnover not including mortgage dollar rolls for the six months ended December 31, 2006 and for the years ended June 30, 2006 and June 30, 2005 is 56%, 96% and 216%, respectively.

+        Annualized.

++       Unaudited.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND                                                   MCMORGAN FUNDS

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006 (Unaudited)
LONG-TERM BONDS 95.0%
CORPORATE BONDS 89.2%




                               PRINCIPAL
                                AMOUNT         VALUE
                              -------------------------



Advertising - 0.4%
R.H. Donnelley Corp.
  8.875%, due 1/15/16         $  635,000   $    666,750
                                           ------------
Aerospace & Defense - 1.3%
BE Aerospace, Inc.
  Series B
  8.875%, due 5/1/11 (a)         635,000        657,225
DRS Technologies, Inc.
  7.625%, due 2/1/18             629,000        647,870
Moog, Inc.
  6.25%, due 1/15/15             330,000        320,100
Transdigm, Inc.
  7.75%, due 7/15/14             450,000        463,500
                                           ------------
                                              2,088,695
                                           ------------
Airlines - 0.2%
American Airlines, Inc.
  Class A
  7.25%, due 2/5/09              350,000        357,875
                                           ------------
Auto Components - 1.2%
Accuride Corp.
  8.50%, due 2/1/15              396,000        381,150
Commercial Vehicle Group,
  Inc.
  8.00%, due 7/1/13              385,000        376,337
Cooper Standard Automotive,
  Inc.
  8.375%, due 12/15/14 (a)       495,000        389,812
Lear Corp.
  8.50%, due 12/1/13 (b)         547,000        530,590
Titan International, Inc.
  8.00%, due 1/15/12 (b)         320,000        322,000
                                           ------------
                                              1,999,889
                                           ------------
Auto Manufacturers - 0.1%
General Motors Corp.
  8.375%, due 7/15/33 (a)        230,000        212,750
                                           ------------
Building Materials & Components - 0.6%
Ahern Rentals, Inc.
  9.25%, due 8/15/13             475,000        495,187
Goodman Global Holding Co.,
  Inc.
  Series B
  8.36%, due 6/15/12 (c)         495,000        502,425
                                           ------------
                                                997,612
                                           ------------
Building Products - 2.3%
Building Materials Corp. of
  America
  Series B
  8.00%, due 10/15/07            200,000        203,260
  8.00%, due 12/1/08             425,000        444,125
Compression Polymers Corp.
  10.50%, due 7/1/13             413,000        420,744
Covalence Specialty
  Materials Corp.
  10.25%, due 3/1/16 (b)         540,000        494,100
Da-Lite Screen Co., Inc.
  9.50%, due 5/15/11             545,000        566,800
KI Holdings, Inc.
  9.875%, beginning 11/15/09
  (zero coupon), due
     11/15/14                    375,000        300,000
Nortek, Inc.
  8.50%, due 9/1/14              615,000        602,700
NTK Holdings, Inc.
  (zero coupon), due 3/1/14
     (a)                         415,000        290,500
Ply Gem Industries, Inc.
  9.00%, due 2/15/12             620,000        527,000
                                           ------------
                                              3,849,229
                                           ------------
Capital Markets - 3.6%
*TRAINS HY-2006-1
  7.548%, due 5/1/16
     (a)(b)(d)                 5,760,000      5,877,965
                                           ------------
Chemicals - 3.3%
Huntsman International LLC
  7.375%, due 1/1/15 (a)(b)      530,000        526,025
  9.875%, due 3/1/09             262,000        269,860
Innophos, Inc.
  8.875%, due 8/15/14            275,000        279,125
Invista
  9.25%, due 5/1/12 (b)          760,000        815,100
Lyondell Chemical Co.
  8.25%, due 9/15/16             775,000        813,750
MacDermid, Inc.
  9.125%, due 7/15/11            425,000        442,000
Mosaic Global Holdings, Inc.
  7.375%, due 12/1/14 (b)        195,000        200,119
  7.625%, due 12/1/16 (b)        180,000        186,525
PQ Corp.
  7.50%, due 2/15/13             715,000        704,275
Rockwood Specialties Group,
  Inc.
  7.50%, due 11/15/14            265,000        266,987
  10.625%, due 5/15/11           259,000        275,835
Westlake Chemical Corp.
  6.625%, due 1/15/16            650,000        628,875
                                           ------------
                                              5,408,476
                                           ------------
Coal - 0.2%
International Coal Group
  10.25%, due 7/15/14            380,000        380,000
                                           ------------
Commercial Banks - 0.9%
UGS Capital Corp. II
  10.354%, due 6/1/11
     (b)(c)(e)                   840,368        861,377
UGS Corp.
  10.00%, due 6/1/12             635,000        692,150
                                           ------------
                                              1,553,527
                                           ------------
Commercial Services & Supplies - 6.4%
*Allied Waste North America
  7.875%, due 4/15/13          1,760,000      1,815,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                               PRINCIPAL
                                AMOUNT         VALUE
                              -------------------------

Commercial Services & Supplies (continued)
Ashtead Capital, Inc.
  9.00%, due 8/15/16 (b)         145,000        155,150
Cardtronics, Inc.
  9.25%, due 8/15/13 (a)         810,000        852,525
Geo Group, Inc. (The)
  8.25%, due 7/15/13             590,000        607,700
H&E Equipment Services
  8.375%, due 7/15/16            625,000        654,687
Hertz Corp.
  8.875%, due 1/1/14 (b)         725,000        759,437
Insurance Auto Auctions,
  Inc.
  11.00%, due 4/1/13             575,000        649,750
Mac-Gray Corp.
  7.625%, due 8/15/15            622,000        631,330
Mobile Mini, Inc.
  9.50%, due 7/1/13              403,000        430,202
Mobile Services Group, Inc.
  9.75%, due 8/1/14 (b)          725,000        757,625
Rent-A-Center
  Series B
  7.50%, due 5/1/10              625,000        626,562
Rental Services Corp.
  9.50%, due 12/1/14 (b)         330,000        340,725
Service Corp. International
  7.00%, due 6/15/17             865,000        875,812
United Rentals North
  America, Inc.
  6.50%, due 2/15/12             580,000        572,750
Waste Services, Inc.
  9.50%, due 4/15/14             710,000        740,175
                                           ------------
                                             10,469,430
                                           ------------
Construction Materials - 0.4%
Texas Industries, Inc.
  7.25%, due 7/15/13             120,000        121,800
U.S. Concrete, Inc.
  8.375%, due 4/1/14             500,000        488,750
                                           ------------
                                                610,550
                                           ------------
Containers & Packaging - 1.8%
AEP Industries, Inc.
  7.875%, due 3/15/13            175,000        176,749
Berry Plastics Holding Corp.
  8.875%, due 9/15/14 (b)        590,000        598,850
Graham Packaging Co., Inc.
  8.50%, due 10/15/12            195,000        196,950
  9.875%, due 10/15/14 (a)       265,000        267,650
Owens-Brockway Glass Container, Inc.
  7.75%, due 5/15/11             847,000        870,292
Plastipak Holdings, Inc.
  8.50%, due 12/15/15 (b)        360,000        374,400
Pregis Corp.
  12.375%, due 10/15/13 (b)      365,000        395,112
                                           ------------
                                              2,880,003
                                           ------------
Diversified Financial Services - 6.4%
Altra Industrial Motion,
  Inc.
  9.00%, due 12/1/11             500,000        510,000
BCP Crystal U.S. Holdings
  Corp.
  9.625%, due 6/15/14             80,000         88,400
CCM Merger, Inc.
  8.00%, due 8/1/13 (b)          591,000        577,702
Couche-Tard U.S. L.P.
  7.50%, due 12/15/13            530,000        541,925
Ford Motor Credit Co.
  8.00%, due 12/15/16            995,000        983,209
* 9.875%, due 8/10/11          1,915,000      2,048,142
General Motors Acceptance
  Corp.
  6.125%, due 8/28/07            475,000        475,093
* 6.875%, due 9/15/11          1,270,000      1,302,636
Global Cash Access LLC
  8.75%, due 3/15/12             296,000        310,800
Idearc, Inc.
  8.00%, due 11/15/16 (b)        775,000        786,625
Innophos Investments
  Holdings, Inc.
  13.38%, due 2/15/15 (c)
     (e)                         139,332        145,602
JOSTENS IH Corp.
  7.625%, due 10/1/12            725,000        734,062
KRATON Polymers LLC/KRATON
  Polymers Capital Corp.
  8.125%, due 1/15/14            550,000        550,000
Nalco Finance Holdings, Inc.
  9.00%, beginning 2/1/09
  (zero coupon), due 2/1/14
     (a)                         406,000        328,860
Rainbow National Services
  LLC
  8.75%, due 9/1/12 (b)          195,000        204,994
  10.375%, due 9/1/14 (b)        310,000        344,487
Southern Star Central Corp.
  6.75%, due 3/1/16              220,000        219,450
Standard Aero Holdings, Inc.
  8.25%, due 9/1/14              377,000        380,770
                                           ------------
                                             10,532,757
                                           ------------
Diversified Telecommunication Services - 1.7%
Cincinnati Bell, Inc.
  8.375%, due 1/15/14            580,000        595,950
GCI, Inc.
  7.25%, due 2/15/14             650,000        645,125
Qwest Capital Funding, Inc.
  6.875%, due 7/15/28            925,000        845,219
Time Warner
  Telecommunications
  Holdings, Inc.
  9.25%, due 2/15/14             635,000        678,656
                                           ------------
                                              2,764,950
                                           ------------
Electric Utilities - 3.3%
CMS Energy Corp.
  8.50%, due 4/15/11           1,040,000      1,131,000
Edison Mission Energy
  7.50%, due 6/15/13           1,150,000      1,201,750
Inergy, L.P./Inergy Finance
  Corp.
  6.875%, due 12/15/14           525,000        515,812
Mirant North America LLC
  7.375%, due 12/31/13           662,000        671,930

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                  MCMORGAN FUNDS


                               PRINCIPAL
                                AMOUNT         VALUE
                              -------------------------

Electric Utilities (continued)
*Sierra Pacific Power Co.
  6.25%, due 4/15/12           1,185,000      1,203,230
Sierra Pacific Resources
  6.75%, due 8/15/17             700,000        686,567
                                           ------------
                                              5,410,289
                                           ------------
Electronic Equipment & Instruments - 0.4%
Itron, Inc.
  7.75%, due 5/15/12             705,000        720,862
                                           ------------
Energy Equipment & Services - 0.3%
Pride International, Inc.
  7.375%, due 7/15/14            430,000        443,975
                                           ------------
Engineering & Construction - 0.2%
Esco Corp.
  8.625%, due 12/15/13 (b)       310,000        318,525
                                           ------------
Environmental Control - 0.7%

Aleris International, Inc.
  9.00%, due 12/15/14 (b)        230,000        231,150
WCA Waste Corp.
  9.25%, due 6/15/14             810,000        846,450
                                           ------------
                                              1,077,600
                                           ------------
Food & Staples Retailing - 0.2%
Stater Brothers Holdings
  8.125%, due 6/15/12 (a)        370,000        375,550
                                           ------------
Food Products - 1.1%
Del Monte Corp.
  8.625%, due 12/15/12           380,000        400,900
Pinnacle Foods Holding Corp.
  8.25%, due 12/1/13             625,000        639,844
Reddy Ice Holdings, Inc.
  10.50%, beginning 11/1/08
  (zero coupon), due 11/1/12     865,000        778,500
                                           ------------
                                              1,819,244
                                           ------------
Health Care Equipment & Supplies - 1.0%
Fisher Scientific
  International, Inc.
  6.125%, due 7/1/15             375,000        370,728
Fresenius Medical Capital
  Trust IV
  7.875%, due 6/15/11            325,000        340,437
Hanger Orthopedic Group,
  Inc.
  10.25%, due 6/1/14             295,000        304,587
Norcross Safety Products LLC
  Series B
  9.875%, due 8/15/11            400,000        426,000
Safety Products Holdings,
  Inc.
  Series B
  11.75%, due 1/1/12 (e)         153,972        165,520
                                           ------------
                                              1,607,272
                                           ------------
Health Care Providers & Services - 3.4%
Concentra Operating Corp.
  9.125%, due 6/1/12             450,000        472,500
  9.50%, due 8/15/10             275,000        288,750
DaVita, Inc.
  7.25%, due 3/15/15             350,000        357,000
HCA, Inc.
  5.75%, due 3/15/14             535,000        444,050
  6.25%, due 2/15/13              60,000         53,100
  9.25%, due 11/15/16 (b)        745,000        798,081
IASIS Healthcare LLC
  8.75%, due 6/15/14             400,000        405,000
Res-Care, Inc.
  7.75%, due 10/15/13            585,000        599,625
Tenet Healthcare Corp.
  6.50%, due 6/1/12              150,000        135,750
  7.375%, due 2/1/13              59,000         54,206
  9.25%, due 2/1/15              600,000        600,000
  9.875%, due 7/1/14             150,000        152,625
Triad Hospitals, Inc.
  7.00%, due 11/15/13            200,000        201,250
Vanguard Health Holding Co.
  II
  9.00%, due 10/1/14             325,000        329,062
VWR International, Inc.
  6.875%, due 4/15/12            240,000        241,500
  8.00%, due 4/15/14             370,000        381,100
                                           ------------
                                              5,513,599
                                           ------------
Hotels, Restaurants & Leisure - 7.5%
American Casino &
  Entertainment Properties
  LLC
  7.85%, due 2/1/12              540,000        551,475
Herbst Gaming, Inc.
  8.125%, due 6/1/12             620,000        632,400
Inn of the Mountain Gods
  Resort & Casino
  12.00%, due 11/15/10           434,000        468,720
Isle of Capri Casinos, Inc.
  7.00%, due 3/1/14              225,000        223,875
  9.00%, due 3/15/12             400,000        418,000
Majestic Star Casino LLC/
  Majestic Star Casino
  Capital Corp. II
  9.75%, due 1/15/11             786,000        778,140
Mandalay Resort Group
  6.375%, due 12/15/11           775,000        771,125
MGM Mirage
  5.875%, due 2/27/14            500,000        462,500
Mohegan Tribal Gaming
  Authority
  6.125%, due 2/15/13            440,000        436,700
  7.125%, due 8/15/14            300,000        304,125
Pinnacle Entertainment, Inc.
  8.75%, due 10/1/13 (a)         460,000        487,600
Pokagon Gaming Authority
  10.375%, due 6/15/14 (b)       440,000        481,800
San Pasqual Casino
  8.00%, due 9/15/13 (b)         525,000        539,437
Scientific Games Corp.
  6.25%, due 12/15/12            575,000        562,063
Seneca Gaming Corp.
  7.25%, due 5/1/12              450,000        457,875

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                               PRINCIPAL
                                AMOUNT         VALUE
                              -------------------------

Hotels, Restaurants & Leisure (continued)
Six Flags, Inc.
  8.875%, due 2/1/10             140,000        135,450
  9.75%, due 4/15/13 (a)         160,000        150,200
Station Casinos, Inc.
  6.50%, due 2/1/14              495,000        439,931
  7.75%, due 8/15/16             550,000        554,125
TDS Investor Corp.
  9.994%, due 9/1/14 (b)(c)      767,000        747,825
Town Sports International,
  Inc.
  9.625%, due 4/15/11            257,000        271,456
Tropicana Entertainment
  9.625%, due 12/15/14 (b)       390,000        386,100
Tunica-Biloxi Gaming
  Authority
  9.00%, due 11/15/15 (b)        393,000        406,755
Turning Stone Resort
  Casino Enterprise
  9.125%, due 12/15/10 (b)       245,000        251,125
  9.125%, due 9/15/14 (b)        365,000        373,213
Vail Resorts, Inc.
  6.75%, due 2/15/14             370,000        370,000
Wynn Las Vegas LLC
  6.625%, due 12/1/14            575,000        571,406
                                           ------------
                                             12,233,421
                                           ------------
Household Durables - 4.0%
ALH Finance LLC
  8.50%, due 1/15/13 (a)         750,000        736,875
American Greetings Corp.
  7.375%, due 6/1/16             660,000        678,150
Beazer Homes USA, Inc.
  6.50%, due 11/15/13            390,000        380,250
K. Hovnanian Enterprises,
  Inc.
  8.875%, due 4/1/12 (a)         425,000        431,375
KB Home
  5.75%, due 2/1/14              925,000        851,231
Meritage Homes Corp.
  6.25%, due 3/15/15             827,000        785,650
Norcraft Cos., L.P./Norcraft
  Finance Corp.
  9.00%, due 11/1/11             175,000        181,125
Norcraft Holdings L.P.
  9.75%, beginning 9/1/08
  (zero coupon), due 9/1/12      490,000        414,050
Sealy Mattress Co.
  8.25%, due 6/15/14 (a)         575,000        600,875
Simmons Co.
  7.875%, due 1/15/14 (a)        410,000        415,125
  10.00%, beginning 12/15/09
  (zero coupon), due
     12/15/14                    580,000        455,300
Stanley-Martin Communities
  LLC
  9.75%, due 8/15/15             741,000        585,390
                                           ------------
                                              6,515,396
                                           ------------
Household Products - 1.0%
Johnsondiversey Holdings,
  Inc.
  10.67%, beginning 5/15/07
  (zero coupon), due 5/15/13     571,000        551,015
Johnsondiversey, Inc.
  Series B
  9.625%, due 5/15/12            479,000        501,753
Spectrum Brands, Inc.
  7.375%, due 2/1/15 (a)         726,000        627,990
                                           ------------
                                              1,680,758
                                           ------------
IT Services - 1.2%
Activant Solutions, Inc.
  9.50%, due 5/1/16 (b)          385,000        358,050
Iron Mountain, Inc.
  8.625%, due 4/1/13             530,000        547,225
  8.75%, due 7/15/18 (a)         480,000        508,800
Sungard Data Systems, Inc.
  9.125%, due 8/15/13            574,000        602,700
                                           ------------
                                              2,016,775
                                           ------------
Leisure Equipment & Products - 0.8%
Leslie's Poolmart
  7.75%, due 2/1/13              655,000        651,725
True Temper Sports, Inc.
  8.375%, due 9/15/11            750,000        652,500
                                           ------------
                                              1,304,225
                                           ------------
Machinery - 1.1%
Columbus McKinnon Corp.
  8.875%, due 11/1/13            927,000        977,985
Gardner Denver, Inc.
  8.00%, due 5/1/13              445,000        462,800
Mueller Group, Inc.
  10.00%, due 5/1/12              88,000         95,700
Mueller Holdings, Inc.
  14.75%, beginning 4/15/09
  (zero coupon), due 4/15/14     277,000        249,300
                                           ------------
                                              1,785,785
                                           ------------
Machinery & Engineering - 0.3%
Douglas Dynamics LLC
  7.75%, due 1/15/12 (b)         500,000        470,000
                                           ------------
Media - 8.5%
Adelphia Communications
  Corp.
  10.875%, due 10/1/10 (f)       635,000        582,613
Affinity Group, Inc.
  9.00%, due 2/15/12             450,000        445,500
AMC Entertainment, Inc.
  8.00%, due 3/1/14              350,000        347,375
  9.624%, due 8/15/10 (c)        223,000        230,526
CBD Media Holdings
  9.25%, due 7/15/12             675,000        702,844
*CCH I LLC
  11.00%, due 10/1/15          1,311,000      1,345,414
CCH II LLC/CCH II Capital
  Corp.
  10.25%, due 9/15/10            500,000        523,125
Charter Communications
  Operation LLC
  8.00%, due 4/30/12 (b)         200,000        207,750

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                  MCMORGAN FUNDS


                               PRINCIPAL
                                AMOUNT         VALUE
                              -------------------------

Media (continued)
CSC Holdings, Inc.
  6.75%, due 4/15/12 (a)(b)      825,000        804,375
  7.625%, due 7/15/18            635,000        618,331
Dex Media, Inc.
  8.00%, due 11/15/13            395,000        406,850
  9.00%, beginning 11/15/08
  (zero coupon), due
     11/15/13                    560,000        499,800
DirectTV Holdings, Inc.
  8.375%, due 3/15/13            525,000        546,000
Echostar DBS Corp.
  5.75%, due 10/1/08             630,000        627,638
Mediacom Broadband LLC
  8.50%, due 10/15/15 (b)        150,000        151,875
  8.50%, due 10/15/15            400,000        405,000
Medianews Group, Inc.
  6.375%, due 4/1/14             705,000        606,300
Nexstar Finance Holdings LLC
  11.375%, beginning 4/1/08
  (zero coupon), due 4/1/13      465,000        416,756
Nexstar Finance, Inc.
  7.00%, due 1/15/14             400,000        376,000
PanAmSat Corp.
  9.00%, due 8/15/14             349,000        368,631
River Rock Entertainment
  Authority
  9.75%, due 11/1/11             300,000        318,000
Salem Communications Corp.
  7.75%, due 12/15/10            760,000        771,400
Sinclair Broadcast Group,
  Inc.
  8.00%, due 3/15/12             750,000        774,375
Vertis, Inc.
  Series B
  10.875%, due 6/15/09 (a)       200,000        201,000
  13.50%, due 12/7/09 (a)
     (b)                         200,000        182,000
Warner Music Group
  7.375%, due 4/15/14            450,000        445,500
WMG Holdings Corp.
  9.50%, beginning 12/15/09
  (zero coupon), due
     12/15/14                    605,000        484,000
Young Broadcasting, Inc.
  8.75%, due 1/15/14             100,000         86,625
  10.00%, due 3/1/11 (a)         475,000        451,250
                                           ------------
                                             13,926,853
                                           ------------
Metals & Mining - 1.4%
AK Steel Corp.
  7.875%, due 2/15/09 (a)        600,000        600,000
Century Aluminum Co.
  7.50%, due 8/15/14             475,000        481,531
Chaparral Steel Co.
  10.00%, due 7/15/13            378,000        421,943
International Steel Group,
  Inc.
  6.50%, due 4/15/14             350,000        359,625
PNA Group, Inc.
  10.75%, due 9/1/16 (b)         365,000        377,319
                                           ------------
                                              2,240,418
                                           ------------
Multiline Retail - 0.4%
Neiman-Marcus Group, Inc.
  9.00%, due 10/15/15 (e)        625,000        682,031
                                           ------------
Multi-Utilities & Unregulated Power - 4.1%
AES Corp. (The)
  8.75%, due 5/15/13 (b)         780,000        835,575
Aquila, Inc.
  7.625%, due 11/15/09           485,000        503,569
NorthWestern Corp.
  5.875%, due 11/1/14            305,000        299,674
NRG Energy, Inc.
  7.25%, due 2/1/14              370,000        372,775
  7.375%, due 2/1/16             855,000        859,275
Reliant Energy, Inc.
  6.75%, due 12/15/14            425,000        415,438
  9.50%, due 7/15/13             275,000        294,938
*Sonat, Inc.
  7.625%, due 7/15/11          1,500,000      1,590,000
*Williams Cos, Inc.
  7.625%, due 7/15/19          1,400,000      1,498,000
                                           ------------
                                              6,669,244
                                           ------------
Oil & Gas - 7.4%
Allis-Chalmers Energy, Inc.
  9.00%, due 1/15/14 (b)         500,000        502,500
ANR Pipeline Co.
  8.875%, due 3/15/10            620,000        650,436
Chaparral Energy, Inc.
  8.50%, due 12/1/15             725,000        721,375
Chesapeake Energy Corp.
  6.50%, due 8/15/17             500,000        488,750
  6.625%, due 1/15/16            485,000        481,969
  6.875%, due 1/15/16            400,000        403,500
Complete Production
  Services, Inc.
  8.00%, due 12/15/16 (b)        626,000        641,650
Comstock Resources, Inc.
  6.875%, due 3/1/12             385,000        373,450
Denbury Resources, Inc.
  7.50%, due 12/15/15            552,000        563,040
*Dynegy Holdings, Inc.
  8.375%, due 5/1/16           1,165,000      1,223,250
Encore Acquisition Co.
  7.25%, due 12/1/17             575,000        556,313
Ferrellgas Partners L.P.
  6.75%, due 5/1/14              475,000        461,938
Hilcorp Energy I L.P.
  9.00%, due 6/1/16 (b)          395,000        417,713
MarkWest Energy Partners,
  L.P.
  Series B
  6.875%, due 11/1/14            800,000        772,000
SESI LLC
  6.875%, due 6/1/14             655,000        651,725
Stone Energy Corp.
  8.113%, due 7/15/10 (b)(c)     860,000        851,400
Swift Energy Co.
  7.625%, due 7/15/11            275,000        279,813
  9.375%, due 5/1/12             300,000        316,500

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                               PRINCIPAL
                                AMOUNT         VALUE
                              -------------------------

Oil & Gas (continued)
Targa Resources, Inc.
  8.50%, due 11/1/13 (b)         725,000        730,438
Transcontinental Gas
  Pipeline Corp.
  6.40%, due 4/15/16             760,000        767,600
Whiting Petroleum Corp.
  7.00%, due 2/1/14              295,000        294,263
                                           ------------
                                             12,149,623
                                           ------------
Packaging & Containers - 0.3%
Crown Americas LLC/Crown
  Americas Capital Corp.
  7.625%, due 11/15/13           515,000        530,450
                                           ------------

Paper & Forest Products - 1.7%
Appleton Papers, Inc.
  8.125%, due 6/15/11            475,000        484,500
Buckeye Technologies, Inc.
  8.00%, due 10/15/10            550,000        550,000
*Georgia-Pacific Corp.
  8.125%, due 5/15/11          1,625,000      1,706,250
                                           ------------
                                              2,740,750
                                           ------------
Pharmaceuticals - 0.6%
NBTY, Inc.
  7.125%, due 10/1/15            650,000        637,000
Omnicare, Inc.
  6.875%, due 12/15/15           367,000        362,413
                                           ------------
                                                999,413
                                           ------------
Real Estate - 1.3%
American Real Estate
  Partners, L.P.
  7.125%, due 2/15/13            770,000        773,850
Ashton Woods USA LLC
  9.50%, due 10/1/15             968,000        880,880
Host Marriott L.P.
  7.125%, due 11/1/13            530,000        541,925
                                           ------------
                                              2,196,655
                                           ------------
Semiconductors & Semiconductor Equipment - 0.4%
Amkor Technologies, Inc.
  9.25%, due 6/1/16 (a)          250,000        245,000
Freescale Semiconductor,
  Inc.
  8.875%, due 12/15/14 (b)       180,000        179,325
  9.125%, due 12/15/14 (b)       195,000        193,781
                                           ------------
                                                618,106
                                           ------------
Specialized Services - 0.4%
Crystal U.S. Holdings 3 LLC
  Series B
  (zero coupon), due 10/1/14     330,000        283,800
K & F Acquisition, Inc.
  7.75%, due 11/15/14            380,000        391,400
                                           ------------
                                                675,200
                                           ------------
Specialty Retail - 1.2%
Asbury Automotive Group,
  Inc.
  9.00%, due 6/15/12             430,000        449,350
AutoNation, Inc.
  7.374%, due 4/15/13 (c)        580,000        582,900
Lazydays RV Center, Inc.
  11.75%, due 5/15/12            515,000        491,825
Nebraska Book Co., Inc.
  8.625%, due 3/15/12            250,000        240,000
United Auto Group, Inc.
  7.75%, due 12/15/16 (b)        195,000        195,975
                                           ------------
                                              1,960,050
                                           ------------
Telecommunications - 1.1%
American Cellular Corp.
  Series B
  10.00%, due 8/1/11             335,000        354,263
CCO Holdings LLC
  8.75%, due 11/15/13            200,000        207,750
MetroPCS Wireless, Inc.
  9.25%, due 11/1/14 (b)         350,000        365,750
Qwest Communications
  International, Inc.
  7.50%, due 2/15/14             895,000        921,850
                                           ------------
                                              1,849,613
                                           ------------
Textiles, Apparel & Luxury Goods - 0.3%
Collins & Aikman Floor Cover
  Series B
  9.75%, due 2/15/10             480,000        490,800
                                           ------------
Transportation Infrastructure - 0.7%
Bristow Group, Inc.
  6.125%, due 6/15/13            652,000        616,140
Great Lakes Dredge & Dock
  Corp.
  7.75%, due 12/15/13 (a)        200,000        195,000
Hornbeck Offshore Services,
  Inc.
  Series B
  6.125%, due 12/1/14            425,000        405,344
                                           ------------
                                              1,216,484
                                           ------------
Wireless Telecommunication Services - 2.1%
American Tower Corp.
  7.125%, due 10/15/12         1,135,000      1,166,213
Dobson Cellular Systems
  9.875%, due 11/1/12             71,000         77,390
Dobson Communications Corp.
  8.875%, due 10/1/13 (a)        249,000        253,669
Nextel Partners, Inc.
  8.125%, due 7/1/11             400,000        416,500
Rural Cellular Corp.
  8.25%, due 3/15/12             135,000        140,569
  9.75%, due 1/15/10 (a)         625,000        642,188
Syniverse Technologies, Inc.
  Series B
  7.75%, due 8/15/13             697,000        695,258
                                           ------------
                                              3,391,787
                                           ------------
Total Corporate Bonds
  (Cost $145,514,156)                       146,281,211
                                           ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                  MCMORGAN FUNDS


                               PRINCIPAL
                                AMOUNT         VALUE
                              -------------------------

FOREIGN CORPORATE BONDS 5.8%
Chemicals - 0.7%
Ineos Group Holdings PLC
  8.50%, due 2/15/16 (b)         580,000        553,900
Nova Chemicals Corp.
  6.50%, due 1/15/12             580,000        549,550
                                           ------------
                                              1,103,450
                                           ------------
Diversified Financial Services - 0.8%
JSG Funding PLC
  9.625%, due 10/1/12            895,000        948,700
Nell AF SARL
  8.375%, due 8/15/15 (a)(b)     370,000        380,175
                                           ------------
                                              1,328,875
                                           ------------
Electronic Equipment & Instruments - 0.4%
Flextronics International,
  Ltd.
  6.50%, due 5/15/13             625,000        617,188
                                           ------------
Hotels, Restaurants & Leisure - 0.4%
Royal Caribbean Cruises,
  Ltd.
  6.875%, due 12/1/13            700,000        709,552
                                           ------------
IT Services - 0.3%
Seagate Technology HDD
  Holdings
  6.80%, due 10/1/16 (a)         430,000        432,150
                                           ------------
Metals & Mining - 0.7%
Novelis, Inc.
  8.25%, due 2/15/15 (b)         630,000        609,525
Russel Metals, Inc.
  6.375%, due 3/1/14             525,000        500,719
                                           ------------
                                              1,110,244
                                           ------------
Oil & Gas - 0.7%
Compton Petroleum Finance
  Corp.
  7.625%, due 12/1/13            515,000        496,975
OPTI Canada, Inc.
  8.25%, due 12/15/14 (b)        655,000        673,013
                                           ------------
                                              1,169,988
                                           ------------
Paper & Forest Products - 0.3%
Bowater Canada Finance
  7.95%, due 11/15/11            445,000        436,100
                                           ------------
Semiconductors & Semiconductor Equipment - 0.6%

Magnachip Semiconductor S.A.
  8.61%, due 12/15/11 (c)        585,000        503,100
Sensata Technologies B.V.
  8.25%, due 5/1/14 (b)          470,000        451,200
                                           ------------
                                                954,300
                                           ------------
Specialty Retail - 0.3%
Dollarama Group, L.P.
  8.875%, due 8/15/12            555,000        574,425
                                           ------------
Wireless Telecommunication Services - 0.6%
Inmarsat Finance PLC
  7.625%, due 6/30/12            293,000        302,523
  10.375%, beginning
     11/15/08
  (zero coupon), due
     11/15/12                    500,000        460,625
Intelsat Bermuda, Ltd.
  9.25%, due 6/15/16 (b)         300,000        322,500
                                           ------------
                                              1,085,648
                                           ------------
Total Foreign Corporate
  Bonds
  (Cost $9,719,583)                           9,521,920
                                           ------------
Total Long-Term Bonds
  (Cost $155,233,739)                       155,803,131
                                           ------------


                                SHARES
                              ----------

PREFERRED STOCKS 1.2%
Media - 1.2%
Haights Cross
  Communications, Inc.
  16.00% Class B (g)(h)            6,286        257,726
ION Media Networks, Inc.
  14.25% (e)                          91        673,400
Spanish Broadcasting System,
  Inc.
  10.75% Series B (e)                995   $  1,096,493
                                           ------------
Total Preferred Stocks
  (Cost $2,028,306)                           2,027,619
                                           ------------


                               NUMBER OF
                               WARRANTS
                              ----------

WARRANTS 0.0% ++
Media - 0.0% ++
Haights Cross
  Communications, Inc.
  Strike Price $0.001
  Expire 12/10/11
     (g)(h)(i)(j)                      7              0(k)
  Preferred Class A
  Strike Price $0.001
  Expire 12/10/11
     (g)(h)(i)(j)                  6,225             62
                                           ------------
Total Warrants
  (Cost $62)                                         62
                                           ------------


                                SHARES
                              ----------

COMMON STOCK 0.1%
Chemicals - 0.1%
Huntsman Corp. (i)                 5,871        111,373
                                           ------------
Total Common Stock
  (Cost $43,951)                                111,373
                                           ------------

SHORT-TERM INVESTMENTS 8.7%
Investment Company - 1.9%
BGI Institutional Money
  Market Fund (l)              3,040,794      3,040,794
                                           ------------
Total Investment Company
  (Cost $3,040,794)                           3,040,794
                                           ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                               PRINCIPAL
                                AMOUNT         VALUE
                              -------------------------


Repurchase Agreement - 4.3%
Morgan Stanley & Co.
  5.42%, dated 12/29/06
  due 1/2/07
  Proceeds at Maturity
  $7,128,087 (Collateralized
  by various Corporate Bonds
  and a U.S. Treasury Note,
  with rates between
  5.00% - 8.96% and maturity
  dates between
  8/15/09 - 12/29/49, with a
  Principal Amount of
  $7,055,979 and a Market
  Value
  of $7,375,983) (l)          $7,123,797   $  7,123,797
                                           ------------
Total Repurchase Agreement
  (Cost $7,123,797)                           7,123,797
                                           ------------
Time Deposits - 1.7%
Barclays
  5.32%, due 1/18/07 (l)         791,533        791,533
Credit Suisse First Boston
  Corp.
  5.30%, due 1/12/07 (l)         791,533        791,533
Lloyds TSB Bank PLC
  5.29%, due 2/21/07 (l)       1,187,300      1,187,300
                                           ------------
Total Time Deposits
  (Cost $2,770,366)                           2,770,366
                                           ------------
U.S. Government Security - 0.8%
Federal National Mortgage Association
  (Discount Note)
  5.15%, due 1/8/07            1,270,000      1,268,728
                                           ------------
Total U.S. Government
  Security
  (Cost $1,268,728)                           1,268,728
                                           ------------
Total Short-Term Investments
  (Cost $14,203,685)                         14,203,685
                                           ------------
Total Investments
  (Cost $171,509,743) (m)          105.0%   172,145,870
Liabilities in Excess of
  Cash and Other Assets             (5.0)    (8,151,995)
                              ----------   ------------
Net Assets                         100.0%  $163,993,875
                              ==========   ============






* Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.
++      Less than one tenth of a percent.
(a)     Represents a security, or a portion thereof, which is out on loan.
(b) May be sold to institutional investors only under Rule 144a or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. The total market value of these securities at December 31, 2006 is $30,098,708 which represents 18.4% of the Fund's net assets.
(c) Floating/variable rate. Rate shown is the rate in effect at December 31, 2006.
(d) Target Return Index Securities Trust. Static portfolio comprised of 100 High Yield bonds selected from the Lehman Brothers High Yield Index.
(e) PIK ("Payment in Kind") - Interest or dividend payment is made with additional securities.
(f)     Issue in default.
(g) Illiquid security. The total market value of these securities at December 31, 2006 is $257,788 which represents 0.2% of the Fund's net assets.
(h) Restricted security. The total market value of these securities at December 31, 2006 is $257,788 which represents 0.2% of the Fund's net assets.
(i)     Non-income producing security.

(j) Fair valued securities. The total market value of these securities at December 31, 2006 is $62, which represents less than 0.1% of the Fund's net assets.
(k)     Less than one dollar.
(l) Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(m) At December 31, 2006, cost is identical for book and federal income tax purposes and net unrealized appreciation is as follows:



Gross unrealized appreciation     $ 2,955,631
Gross unrealized depreciation      (2,319,504)
                                  -----------
Net unrealized appreciation       $   636,127
                                  ===========





SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND                                                   MCMORGAN FUNDS

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2006 (Unaudited)




ASSETS:
  Investment in securities at value
     (cost $171,509,743) including
     $12,609,982 market value of
     securities loaned               $172,145,870
  Cash-interest bearing accounts          888,359
  Dividends and interest receivable     3,233,356
  Receivable for securities sold          753,504
  Other assets                             15,815
                                     ------------
     Total assets                     177,036,904
                                     ------------
LIABILITIES:
  Securities lending collateral        12,934,957
  Payable to Advisor, net (See Note
     F)                                    69,255
  Administration fees payable (See
     Note F)                                6,537
  Transfer agent fees payable (See
     Note F)                                4,307
  Accounting fees payable (See Note
     F)                                     3,982
  Trustees fees payable                     1,122
  Accrued expenses                         22,869
                                     ------------
     Total liabilities                 13,043,029
                                     ------------
Net Assets                           $163,993,875
                                     ============
NET ASSETS CONSIST OF:
  Capital paid-in                    $165,524,351
  Accumulated undistributed net
     investment income                    290,018
  Accumulated net realized loss on
     investments                       (2,456,621)
  Net unrealized appreciation on
     investments                          636,127
                                     ------------
                                     $163,993,875
                                     ============
Net Assets:
  Class McMorgan                     $163,993,875
                                     ============
Shares Outstanding:
  Class McMorgan                       16,241,145
                                     ============
Net asset value and redemption
  price per share:
  Class McMorgan                     $      10.10
                                     ============





STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2006
(Unaudited)




INVESTMENT INCOME:
  Interest                            $ 6,065,014
  Income from securities
     loaned - net                          65,983
  Dividends                                53,457
                                      -----------
     Total investment income            6,184,454
                                      -----------
Expenses:
  Investment advisory fees (See Note
     F)                                   399,517
  Administration fees (See Note F)         38,806
  Legal fees                               23,948
  Accounting fees (See Note F)             23,733
  Custodian fees                           19,223
  Insurance fees                           19,088
  Trustees fees                            14,740
  Registration expenses                    11,070
  Transfer agent fees (See Note F)          8,313
  Auditing fees                             8,048
  Report to shareholder expense             6,946
  Miscellaneous expenses                    2,105
                                      -----------
     Total expenses                       575,537
                                      -----------
Net investment income                   5,608,917
                                      -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized loss on investments       (635,170)
  Net change in unrealized
     depreciation on investments        5,086,674
                                      -----------
  Net realized and unrealized gain
     on investments                     4,451,504
                                      -----------
Increase in net assets from
  operations                          $10,060,421
                                      ===========





SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2006 (Unaudited)
AND THE YEAR ENDED JUNE 30, 2006



                                                                     FOR THE          FOR THE
                                                                SIX MONTHS ENDED    YEAR ENDED
                                                                   12/31/2006        6/30/2006
                                                                ----------------   ------------


INCREASE IN NET ASSETS:
Operations:
  Net investment income                                           $  5,608,917     $ 10,926,950
  Net realized loss on investments                                    (635,170)      (1,637,052)
  Net change in unrealized depreciation on investments               5,086,674       (3,291,918)
                                                                  ------------     ------------
  Increase in net assets                                            10,060,421        5,997,980
                                                                  ------------     ------------
Dividends and distributions to shareholders:
  From net investment income                                        (6,003,406)     (10,470,194)
  From capital gains                                                        --         (185,264)
                                                                  ------------     ------------
  Total dividends and distributions to shareholders                 (6,003,406)     (10,655,458)
                                                                  ------------     ------------
Capital share transactions:
  Net proceeds from sale of shares                                      55,831       31,515,539
  Net asset value of shares issued to shareholders in
     reinvestment of dividends                                       6,003,406       10,288,697
                                                                  ------------     ------------
                                                                     6,059,237       41,804,236
  Cost of shares redeemed                                               (5,000)      (8,249,945)
                                                                  ------------     ------------
  Increase in net assets derived from capital share
     transactions                                                    6,054,237       33,554,291
                                                                  ------------     ------------
  Total increase in net assets                                      10,111,252       28,896,813
Net Assets:
  Beginning of period                                              153,882,623      124,985,810
                                                                  ------------     ------------
  End of period (including accumulated undistributed net
     investment income of $290,018 and $684,507, respectively)    $163,993,875     $153,882,623
                                                                  ============     ============






SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND                                                   MCMORGAN FUNDS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The table below set forth financial data for a share of beneficial interest outstanding throughout each period presented.


                                                                       CLASS MCMORGAN
                                                    ----------------------------------------------------
                                                     FOR THE SIX      YEAR ENDED JUNE 30,      FOR THE
                                                     MONTHS ENDED     -------------------   PERIOD ENDED
                                                    12/31/2006 ++       2006       2005      6/30/2004*
                                                    -------------     --------   --------   ------------


Net asset value, beginning of period                   $   9.84       $  10.14   $   9.94      $ 10.00
                                                       --------       --------   --------      -------
  Income from investment operations:
  Net investment income                                    0.35           0.75       0.72         0.48
  Net realized and unrealized gain (loss) on
     investments                                           0.29          (0.31)      0.25        (0.06)
                                                       --------       --------   --------      -------
     Total from investment operations                      0.64           0.44       0.97         0.42
                                                       --------       --------   --------      -------
  Less dividends and distributions:
  From net investment income                              (0.38)         (0.73)     (0.72)       (0.48)
  From capital gains                                         --          (0.01)     (0.05)          --
                                                       --------       --------   --------      -------
     Total dividends and distributions                    (0.38)         (0.74)     (0.77)       (0.48)
                                                       --------       --------   --------      -------
Net asset value, end of period                         $  10.10       $   9.84   $  10.14      $  9.94
                                                       ========       ========   ========      =======
Total return                                               6.61%(a)       4.45%      9.94%        4.23%(a)
Ratios/Supplemental Data:
  Net assets, end of period (in 000's)                 $163,994       $153,883   $124,986      $55,890
  Ratio of expenses to average net assets before
     reimbursement and recovery of expenses by
     Advisor                                               0.72%+         0.72%      0.75%        0.81%+
  Ratio of expenses to average net assets after
     reimbursement and recovery of expenses by
     Advisor                                               0.72%+         0.74%      0.75%        0.75%+
  Ratio of net investment income to average net
     assets before reimbursement and recovery of
     expenses by Advisor                                   7.02%+         7.56%      7.24%        7.62%+
  Ratio of net investment income to average net
     assets after reimbursement and recovery of
     expenses by Advisor                                   7.02%+         7.54%      7.24%        7.68%+
  Portfolio turnover                                         17%            38%        86%       40.00%


--------------
*    The Fund commenced operations on November 3, 2003.
(a)  Total return is not annualized.
+    Annualized.
++   Unaudited.



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BALANCED FUND
PORTFOLIO OF INVESTMENTS+++
DECEMBER 31, 2006 (Unaudited)

COMMON STOCKS 63.9%




                                   SHARES         VALUE
                                --------------------------



Consumer Discretionary - 7.9%
Abercrombie & Fitch Co.
  Class A                               423    $   $29,454
Aeropostale, Inc. (a)                   474         14,632
American Eagle Outfitters,
  Inc.                                1,914         59,736
American Greetings Corp.
  Class A                               594         14,179
AnnTaylor Stores Corp. (a)              707         23,218
Apollo Group, Inc. Class A
  (a)(b)                              1,358         52,921
ArvinMeritor, Inc.                      685         12,488
AutoNation, Inc. (a)                  1,351         28,803
AutoZone, Inc. (a)                      250         28,890
Barnes & Noble, Inc.                    517         20,530
Belo Corp. Class A                      824         15,145
Best Buy Co., Inc.                    1,550         76,245
Big Lots, Inc. (a)                    1,082         24,799
Black & Decker Corp. (The)              683         54,620
Blyth, Inc.                             205          4,254
Bob Evans Farms, Inc.                   280          9,582
BorgWarner, Inc.                        261         15,404
Brinker International, Inc.           1,191         35,921
Brunswick Corp.                         817         26,062
Career Education Corp. (a)              973         24,111
CBS Corp. Class B                     7,322        228,300
Charming Shoppes, Inc. (a)            1,065         14,409
Claire's Stores, Inc.                   710         23,529
Clear Channel
  Communications, Inc.                1,593         56,615
Comcast Corp. Class A (a)             6,548        277,177
Corinthian Colleges, Inc.
  (a)                                   834         11,367
Darden Restaurants, Inc.              1,294         51,980
DeVry, Inc.                             293          8,204
Dillards, Inc. Class A                  443         15,492
DIRECTV Group, Inc.
  (The) (a)                           1,820         45,391
Dollar Tree Stores, Inc. (a)            996         29,980
Eastman Kodak Co. (b)                 2,710         69,918
Entercom Communications
  Corp.                                 258          7,270
Federated Department Stores,
  Inc.                                5,081        193,739
Ford Motor Co. (b)                   17,747        133,280
Furniture Brands
  International, Inc.  (b)              139          2,256
Gannett Co., Inc.                       553         33,434
Gap, Inc. (The)                       5,066         98,787
General Motors Corp. (b)              3,530        108,442
Goodyear Tire & Rubber Co.
  (The) (a)(b)                          421          8,837
Hanesbrands, Inc. (a)                   212          5,007
Harley-Davidson, Inc.                 2,462        173,497
Harrah's Entertainment,
  Inc.                                  289         23,906
Harte-Hanks, Inc.                       344          9,532
Hasbro, Inc.                          1,518         41,366
IAC/InterActiveCorp. (a)                528         19,620
ITT Educational Services,
  Inc. (a)                              319         21,172
J.C. Penney Co., Inc.                 2,119        163,926
John Wiley & Sons, Inc.
  Class A                               212          8,156
Jones Apparel Group, Inc.             1,069         35,737
Kohl's Corp. (a)                      3,083        210,970
Lear Corp. (b)                          485         14,322
Lee Enterprises, Inc.                   222          6,895
Lennar Corp. Class A                    992         52,040
Liz Claiborne, Inc.                     585         25,424
Mattel, Inc.                          3,600         81,576
McDonald's Corp.                      4,089        181,265
McGraw-Hill Cos., Inc. (The)          3,322        225,962
Meredith Corp.                           90          5,072
Modine Manufacturing Co.                153          3,830
Mohawk Industries, Inc.
  (a)(b)                                259         19,389
Newell Rubbermaid, Inc.                 625         18,094
NIKE, Inc. Class B                      937         92,791
Nordstrom, Inc.                       2,153        106,229
Office Depot, Inc. (a)                2,686        102,525
OfficeMax, Inc.                         685         34,010
Omnicom Group, Inc.                   1,617        169,041
Payless ShoeSource, Inc. (a)            686         22,515
Polo Ralph Lauren Corp.                 299         23,220
RadioShack Corp. (b)                  1,294         21,713
Regis Corp.                             408         16,132
Rent-A-Center, Inc. (a)                 532         15,699
Ross Stores, Inc.                       680         19,924
Saks, Inc.                              672         11,975
Scholastic Corp. (a)                    176          6,308
Sears Holdings Corp. (a)(b)             816        137,031
Sherwin-Williams Co. (The)            1,051         66,823
Snap-On, Inc.                           558         26,583
Sotheby's Holdings, Inc.
  Class A                               139          4,312
Stanley Works (The)                     192          9,656
Thor Industries, Inc. (b)               163          7,170
Timberland Co. Class A (a)              230          7,263
Time Warner, Inc.                       110          2,396
TJX Cos., Inc. (The)                  4,226        120,356
Tupperware Corp.                        538         12,164
Univision Communications,
  Inc. Class A (a)                      739         26,175
Valassis Communications,
  Inc. (a)                              337          4,887
VF Corp.                                612         50,233
Walt Disney Co. (The)                 8,859        303,598
Wendy's International, Inc.             463         15,321
                                               -----------
                                                 4,772,209
                                               -----------

Consumer Staples - 4.5%
Alberto-Culver Co.                      388          8,323
Altria Group, Inc.                    6,478        555,942
Archer-Daniels-Midland Co.            2,976         95,113
Avon Products, Inc.                   4,203        138,867
Campbell Soup Co. (b)                 2,070         80,502
Coca-Cola Co. (The)                     932         44,969
Coca-Cola Enterprises, Inc.             654         13,355
ConAgra Foods, Inc.                   4,844        130,788
Energizer Holdings, Inc. (a)            541         38,406
Estee Lauder Cos., Inc.
  (The) Class A (b)                   1,194         48,739
General Mills, Inc.                   3,305        190,368
H.J. Heinz Co.                        2,309        103,928
J.M. Smucker Co. (The)                  539         26,125
Kroger Co. (The)                      1,720         39,680
McCormick & Co., Inc.                   296         11,414
Molson Coors Brewing Co.
  Class B                               429         32,793
Pepsi Bottling Group, Inc.
  (The)                               1,295         40,028
PepsiAmericas, Inc.                     336          7,049
PepsiCo, Inc.                         1,133         70,869

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                  MCMORGAN FUNDS


                                 PRINCIPAL      AMORTIZED
                                   AMOUNT          COST
                                --------------------------

Consumer Staples (continued)
Procter & Gamble Co. (The)           10,191    $   654,976
Reynolds American, Inc.                 774         50,674
Safeway, Inc.                         2,103         72,680
Sara Lee Corp.                        1,674         28,508
SUPERVALU, Inc.                         473         16,910
Universal Corp.                         242         11,860
UST, Inc.                             1,511         87,940
Wal-Mart Stores, Inc.                 2,389        110,324
                                               -----------
                                                 2,711,130
                                               -----------

Energy - 6.8%
Anadarko Petroleum Corp.              3,189        138,785
Chevron Corp.                        10,286        756,330
ConocoPhillips                        1,165         83,822
*ExxonMobil Corp.                    21,446      1,643,407
Halliburton Co.                       9,662        300,005
Kinder Morgan, Inc.                     324         34,263
Marathon Oil Corp.                    3,390        313,575
Noble Energy, Inc.                    1,655         81,211
Occidental Petroleum Corp.            6,343        309,729
Overseas Shipholding Group,
  Inc.                                  296         16,665
Patterson-UTI Energy, Inc.              377          8,758
Pioneer Natural Resources
  Co.                                   569         22,584
Plains Exploration &
  Production Co. (a)                    727         34,554
Sunoco, Inc.                          1,208         75,331
Tidewater, Inc.                         544         26,308
Valero Energy Corp.                   5,757        294,528
                                               -----------
                                                 4,139,855
                                               -----------

Financials - 15.0%
A.G. Edwards, Inc.                      527         33,354
ACE, Ltd.                             3,078        186,434
AFLAC, Inc. (b)                       4,699        216,154
Allstate Corp. (The)                  5,790        376,987
Ambac Financial Group, Inc.             352         31,353
American Express Co.                  1,706        103,503
American Financial Group,
  Inc.                                  679         24,383
American International
  Group, Inc.                         4,346        311,434
AmeriCredit Corp. (a)(b)              1,183         29,776
Ameriprise Financial, Inc.            2,287        124,642
AON Corp.                             2,974        105,101
Apartment Investment &
  Management Co. Class A
  (REIT) (c)                            919         51,482
Associated Banc-Corp.                   933         32,543
Bank of America Corp.                 9,165        489,319
Bank of Hawaii Corp.                    113          6,096
Bank of New York Co., Inc.
  (The)                               8,213        323,346
BB&T Corp.                            1,186         52,101
Brown & Brown, Inc.                     554         15,628
Capital One Financial Corp.           3,119        239,602
CBOT Holdings, Inc. Class A
  (a)(b)                                293         44,381
Charles Schwab Corp. (The)            9,753        188,623
Chubb Corp. (The)                     3,888        205,714
*Citigroup, Inc.                     19,802      1,102,971
City National Corp.                     284         20,221
Comerica, Inc.                        1,507         88,431
Commerce Bancorp, Inc. (b)              433         15,272
Cullen/Frost Bankers, Inc.              280         15,630
Equity Office Properties
  Trust (REIT) (c)                    2,176        104,818
Everest Re Group, Ltd.                  154         15,109
Fannie Mae                            2,349        139,507
Federated Investors, Inc.
  Class B                               211          7,128
Fifth Third Bancorp (b)               2,550        104,372
First American Corp.                    903         36,734
First Horizon National
  Corp.                                 566         23,647
FirstMerit Corp.                        239          5,769
Franklin Resources, Inc.              1,124        123,831
Genworth Financial, Inc.
  Class A                             4,261        145,769
Goldman Sachs Group, Inc.
  (The)                               1,324        263,939
Hartford Financial Services
  Group, Inc. (The)                   2,811        262,294
HCC Insurance Holdings,
  Inc.                                1,014         32,539
Highwood Properties, Inc.
  (REIT) (c)                            137          5,584
Horace Mann Educators Corp.             389          7,858
Huntington Bancshares, Inc.           1,085         25,769
Janus Capital Group, Inc.               470         10,147
Jefferies Group, Inc.                   225          6,035
JPMorgan Chase & Co.                 10,801        521,688
Lehman Brothers Holdings,
  Inc.                                  702         54,840
Lincoln National Corp.                  674         44,754
Loews Corp.                           4,217        174,879
Mercury General Corp.                   334         17,612
Merrill Lynch & Co., Inc.             1,839        171,211
MetLife, Inc. (b)                     6,521        384,804
MGIC Investment Corp. (b)               126          7,880
Morgan Stanley                        3,313        269,778
National City Corp.                   4,272        156,184
New Plan Excel Realty
  Trust (REIT) (b)(c)                   477         13,108
Northern Trust Corp.                  1,756        106,572
Old Republic International
  Corp.                               2,169         50,494
Plum Creek Timber Co., Inc.
  (REIT) (c)                            446         17,773
PMI Group, Inc. (The)                   245         11,557
PNC Financial Services
  Group, Inc. (The)                     962         71,226
Potlatch Corp. (REIT) (c)               188          8,238
Principal Financial Group,
  Inc. (b)                            2,561        150,331
Protective Life Corp.                   680         32,300
Radian Group, Inc.                      786         42,373
Raymond James Financial,
  Inc.                                  629         19,065
Rayonier, Inc. (REIT) (c)               171          7,020
Regions Financial Corp.               3,323        124,280
SAFECO Corp.                          1,044         65,302
SEI Investments Co.                     297         17,689
StanCorp Financial Group,
  Inc.                                  514         23,156
SVB Financial Group (a)                 157          7,319
Synovus Financial Corp.                 753         23,215
T. Rowe Price Group, Inc.             1,196         52,349
TCF Financial Corp.                     362          9,926
Torchmark Corp.                         700         44,632
UnumProvident Corp.                   3,233         67,182
W.R. Berkley Corp.                    1,595         55,043
Wachovia Corp.                        1,155         65,777
Waddell & Reed Financial,
  Inc. Class A                          383         10,479
Washington Mutual, Inc.               4,123        187,555
Wells Fargo & Co.                     3,420        121,615

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 PRINCIPAL      AMORTIZED
                                   AMOUNT          COST
                                --------------------------

Consumer Staples (continued)
Westamerica Bancorp.                    142    $     7,189
XL Capital, Ltd. Class A              1,701        122,506
                                               -----------
                                                 9,094,231
                                               -----------

Health Care - 6.7%
Advanced Medical Optics,
  Inc. (a)                              288         10,138
Aetna, Inc.                           5,103        220,348
AmerisourceBergen Corp.               1,925         86,548
Amgen, Inc. (a)                         166         11,339
Applera Corp.- Applied
  Biosystems Group                    1,272         46,670
Apria Healthcare Group,
  Inc. (a)                              398         10,607
Barr Pharmaceuticals,
  Inc. (a)                              515         25,812
Biomet, Inc.                            186          7,676
Cardinal Health, Inc.                 3,829        246,702
Cigna Corp.                             498         65,522
Coventry Health Care,
  Inc. (a)                            1,509         75,525
DENTSPLY International,
  Inc.                                   96          2,866
Edwards Lifesciences
  Corp. (a)                             416         19,569
Forest Laboratories,
  Inc. (a)                            2,987        151,142
Humana, Inc. (a)                      1,555         86,007
Johnson & Johnson                     5,161        340,729
King Pharmaceuticals, Inc.
  (a)(b)                              2,264         36,043
Laboratory Corp. of
  America Holdings (a)                1,184         86,988
Lincare Holdings, Inc.
  (a)(b)                                496         19,761
Manor Care, Inc.                        335         15,718
McKesson Corp.                        2,840        143,988
Merck & Co., Inc.                    12,229        533,184
Mylan Laboratories, Inc.              2,028         40,479
Pfizer, Inc.                         31,200        808,080
Quest Diagnostics, Inc.               1,122         59,466
Thermo Fisher Scientific
  Inc. (a)(b)                         1,410         63,859
UnitedHealth Group, Inc.              8,612        462,723
Waters Corp. (a)                        475         23,261
Watson Pharmaceuticals,
  Inc. (a)                              979         25,483
Wellpoint, Inc. (a)                   4,277        336,557
Zimmer Holdings, Inc. (a)               298         23,357
                                               -----------
                                                 4,086,147
                                               -----------

Industrials - 5.5%
AGCO Corp. (a)                          868         26,856
American Power Conversion
  Corp.                                 266          8,137
Avis Budget Group, Inc.                 239          5,184
Banta Corp.                              61          2,220
Boeing Co. (The)                      5,342        474,583
ChoicePoint, Inc. (a)                    57          2,245
Cooper Industries, Ltd.
  Class A                               567         51,274
Cummins, Inc.                           496         58,617
Deluxe Corp.                            484         12,197
Dun & Bradstreet Corp. (a)              459         38,001
Eaton Corp.                           1,410        105,947
Equifax, Inc.                           186          7,552
*General Electric Co.                24,536        912,985
Granite Construction, Inc.              331         16,656
ITT Corp.                               461         26,194
Joy Global, Inc.                        272         13,148
Korn/Ferry International
  (a)(b)                                404          9,276
Lockheed Martin Corp. (b)             3,353        308,711
Manpower, Inc.                           31          2,323
Masco Corp. (b)                       3,765        112,461
Nordson Corp.                            82          4,086
Northrop Grumman Corp.                  860         58,222
Oshkosh Truck Corp.                     336         16,269
Paccar, Inc.                          1,797        116,625
Parker Hannifin Corp. (b)               269         20,681
Quanta Services, Inc. (a)             1,060         20,850
R.R. Donnelley & Sons Co.             1,052         37,388
Raytheon Co.                          4,227        223,186
Ryder System, Inc.                       45          2,298
Southwest Airlines Co.                1,762         26,994
Teleflex, Inc.                          395         25,501
Terex Corp. (a)                         241         15,564
Thomas & Betts Corp. (a)                385         18,203
Tyco International, Ltd.             14,475        440,040
United Parcel Service, Inc.
  Class B                                35          2,624
Waste Management, Inc.                2,100         77,217
YRC Worldwide, Inc. (a)(b)              281         10,602
                                               -----------
                                                 3,310,917
                                               -----------

Information Technology - 11.1%
Acxiom Corp.                            637         16,339
Altera Corp. (a)                      3,388         66,676
Analog Devices, Inc.                    559         18,374
Applied Materials, Inc.              12,678        233,909
Atmel Corp. (a)                       4,108         24,853
Automatic Data Processing,
  Inc.                                4,324        212,957
Avaya, Inc. (a)                       4,298         60,086
BISYS Group, Inc. (a)                   844         10,896
BMC Software, Inc. (a)                1,975         63,595
CA, Inc.                              2,899         65,662
Cadence Design Systems, Inc.
  (a)(b)                              1,356         24,286
Cisco Systems, Inc. (a)              28,290        773,166
Computer Sciences Corp. (a)           1,616         86,246
Compuware Corp. (a)                   3,617         30,130
Convergys Corp. (a)                   1,316         31,294
CSG Systems International,
  Inc. (a)                              525         14,033
Dell, Inc. (a)                       16,993        426,354
Dycom Industries, Inc. (a)              314          6,632
Electronic Data Systems
  Corp.                               4,893        134,802
Fair Isaac Corp.                        440         17,886
Fidelity National
  Information
  Services, Inc.                      1,010         40,491
First Data Corp.                      7,195        183,616
Fiserv, Inc. (a)                        404         21,178
Google, Inc. Class A (a)                115         52,955
Hewlett-Packard Co.                  14,700        605,493
Imation Corp.                           104          4,829
Intel Corp.                           7,483        151,531
International Business
  Machines
  Corp. (IBM)                         7,334        712,498
Intuit, Inc. (a)                      2,418         73,773
Jack Henry & Associates,
  Inc.                                  176          3,766
Lam Research Corp. (a)                  659         33,359
Lexmark International,
  Inc. (a)                              940         68,808
LSI Logic Corp. (a)                     945          8,505
McAfee, Inc. (a)                      1,164         33,034

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                  MCMORGAN FUNDS


                                 PRINCIPAL      AMORTIZED
                                   AMOUNT          COST
                                --------------------------

Consumer Staples (continued)
McDATA Corp. Class A (a)              1,115    $     6,188
Mentor Graphics Corp. (a)               390          7,032
Micron Technology, Inc. (a)           5,154         71,950
*Microsoft Corp.                     34,604      1,033,275
MoneyGram International,
  Inc.                                  383         12,011
Motorola, Inc.                       18,286        375,960
National Semiconductor
  Corp.                               2,896         65,739
Novellus Systems, Inc. (a)            1,182         40,684
Oracle Corp. (a)                     20,605        353,170
Palm, Inc. (a)(b)                       216          3,043
Plexus Corp. (a)                        114          2,722
Polycom, Inc. (a)                       844         26,088
Sabre Holdings Corp. Class A            756         24,109
SRA International, Inc.
  Class A (a)                           200          5,348
Sybase, Inc. (a)                        871         21,514
Symantec Corp. (a)(b)                 9,199        191,799
Symbol Technologies, Inc.               642          9,591
Tech Data Corp. (a)                     555         21,018
Tektronix, Inc.                         142          4,142
Teradyne, Inc. (a)(b)                 1,841         27,541
UTStarcom, Inc. (a)(b)                1,002          8,768
VeriSign, Inc. (a)                    2,355         56,638
Vishay Intertechnology,
  Inc. (a)                              457          6,188
Western Digital Corp. (a)                94          1,923
Xilinx, Inc.                          2,072         49,334
                                               -----------
                                                 6,737,787
                                               -----------

Materials - 1.5%
Albemarle Corp.                         372         26,710
Ashland, Inc.                           292         20,201
Eastman Chemical Co.                    448         26,571
FMC Corp.                               188         14,391
Freeport-McMoran Copper &
  Gold, Inc. Class B (b)              1,841        102,599
Hercules, Inc. (a)                      522         10,080
International Flavors &
  Fragrances, Inc.                       56          2,753
Louisiana-Pacific Corp.               1,000         21,530
Lyondell Chemical Co.                 1,943         49,683
Martin Marietta Materials,
  Inc.                                  100         10,391
Monsanto Co.                          1,262         66,293
Nucor Corp.                           2,916        159,389
Pactiv Corp. (a)                      1,312         46,825
Phelps Dodge Corp.                    1,269        151,925
PPG Industries, Inc.                    370         23,758
Sensient Technologies Corp.             518         12,743
Sonoco Products Co.                     712         27,099
Steel Dynamics, Inc.                    596         19,340
United States Steel Corp.             1,148         83,965
Valspar Corp. (The)                     322          8,900
Worthington Industries,
  Inc.                                  334          5,918
                                               -----------
                                                   891,064
                                               -----------


Telecommunication Services - 3.3%
Alltel Corp.                          1,852        112,009
*BellSouth Corp.                     21,264      1,001,747
CenturyTel, Inc.                      1,118         48,812
Cincinnati Bell, Inc. (a)               618          2,824
Citizens Communications Co.           3,027         43,498
Embarq Corp.                          1,407         73,952
Qwest Communications
  International, Inc. (a)            11,255         94,204
Verizon Communications,
  Inc.                               15,524        578,114
Windstream Corp.                      2,287         32,521
                                               -----------
                                                 1,987,681
                                               -----------

Utilities - 1.6%
AES Corp. (The) (a)                   6,230        137,309
Allegheny Energy, Inc. (a)              787         36,131
Alliant Energy Corp.                    264          9,971
Duke Energy Corp.                     1,420         47,158
Edison International                  1,581         71,904
Entergy Corp.                         1,964        181,317
Equitable Resources, Inc.               864         36,072
Great Plains Energy, Inc.
  (b)                                   745         23,691
IDACORP, Inc.                           196          7,575
KeySpan Corp.                           548         22,567
National Fuel Gas Co.                   380         14,645
Nicor, Inc.                             415         19,422
OGE Energy Corp.                        857         34,280
ONEOK, Inc.                             532         22,940
Peoples Energy Corp.                    116          5,170
Pepco Holdings, Inc.                    918         23,877
Progress Energy Inc.                    813         39,902
TXU Corp.                             4,348        235,705
                                               -----------
                                                   969,636
                                               -----------
Total Common Stocks
  (Cost $33,930,548)                            38,700,657
                                               -----------


                                 PRINCIPAL
                                   AMOUNT
                                -----------


FIXED INCOME SECURITIES 33.4%

CORPORATE BONDS 13.4%

Consumer Discretionary - 1.8%
AT&T Broadband Corp.
  9.455%, due 11/15/22               45,000         58,272
Cox Communications, Inc.
  7.125%, due 10/1/12               220,000        234,535
DaimlerChrysler North
  American Holdings Corp.
  7.30%, due 1/15/12                115,000        122,076
Johnson Controls, Inc.
  5.25%, due 1/15/11                115,000        114,093
News America, Inc.
  5.30%, due 12/15/14                60,000         58,984
Starwood Hotels & Resorts
  Worldwide, Inc.
  7.875%, due 5/1/12                215,000        227,066
Target Corp.
  5.875%, due 3/1/12                 60,000         61,671
Tele-Communications, Inc.
  9.80%, due 2/1/12                  90,000        106,128
Time Warner, Inc.
  7.625%, due 4/15/31                75,000         83,787
                                               -----------
                                                 1,066,612
                                               -----------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 PRINCIPAL      AMORTIZED
                                   AMOUNT          COST
                                --------------------------

Consumer Staples - 0.6%
Diageo Finance B.V.
  5.30%, due 10/28/15                90,000    $    88,175
Kraft Foods, Inc.
  4.00%, due 10/1/08                195,000        190,716
Safeway, Inc.
  6.50%, due 3/1/11                  80,000         82,765
                                               -----------
                                                   361,656
                                               -----------

Energy - 1.4%
Anadarko Finance Corp.
  6.75%, due 5/1/11                  90,000         94,339
Anadarko Petroleum Corp.
  5.95%, due 9/15/16                 40,000         40,084
ConocoPhillips
  8.75%, due 5/25/10                130,000        144,050
Devon Financing Corp.
  6.875%, due 9/30/11                65,000         68,732
Devon OEI Operating, Inc.
  7.25%, due 10/1/11                 65,000         69,349
Dominion Resources, Inc.
  5.15%, due 7/15/15                 95,000         92,018
EnCana Holdings Finance
  Corp.
  5.80%, due 5/1/14                  90,000         90,535
Halliburton Co.
  5.50%, due 10/15/10                90,000         89,840
Valero Energy Corp.
  6.875%, due 4/15/12               100,000        105,731
XTO Energy, Inc.
  4.90%, due 2/1/14                  80,000         76,264
                                               -----------
                                                   870,942
                                               -----------

Financials - 6.4%
Archstone-Smith Trust
  5.75%, due 3/15/16                 55,000         55,708
Assurant, Inc.
  5.625%, due 2/15/14                75,000         74,797
Bank of America Corp.
  4.875%, due 9/15/12                55,000         53,901
Capital One Financial Corp.
  6.15%, due 9/1/16                 150,000        155,132
CIT Group Funding Co. of
  Canada
  4.65%, due 7/1/10                  70,000         68,500
CIT Group, Inc.
  5.60%, due 4/27/11                110,000        111,070
  6.875%, due 11/1/09                60,000         62,420
Citigroup, Inc.
  5.625%, due 8/27/12               265,000        268,834
EOP Operating L.P.
  7.00%, due 7/15/11                110,000        119,040
ERP Operating L.P.
  6.625%, due 3/15/12               100,000        105,440
Goldman Sachs Group, Inc.
  (The)
  4.50%, due 6/15/10                 55,000         53,831
  5.25%, due 4/1/13                 125,000        124,184
HSBC Finance Corp.
  6.75%, due 5/15/11                340,000        359,836
International Lease Finance
  Corp.
  5.625%, due 9/20/13                80,000         80,584
Jefferies Group, Inc.
  7.75%, due 3/15/12                 65,000         70,748
John Deere Capital Corp.
  5.65%, due 7/25/11                155,000        156,702
JPMorgan Chase & Co.
  5.125%, due 9/15/14               170,000        167,164
  7.125%, due 6/15/09               100,000        104,303
MBNA America Bank N.A.
  7.125%, due 11/15/12              130,000        141,636
MetLife, Inc.
  5.50%, due 6/15/14                130,000        130,334
Morgan Stanley
  4.75%, due 4/1/14                  85,000         81,271
National Rural Utilities
  Cooperative Finance Corp.
  7.25%, due 3/1/12                 110,000        119,535
ProLogis
  5.50%, due 4/1/12                  90,000         89,836
Prudential Financial, Inc.
  4.50%, due 7/15/13                120,000        114,348
Residential Capital Corp.
  6.375%, due 6/30/10               225,000        227,619
Simon Property Group L.P.
  4.60%, due 6/15/10                 50,000         48,766
  6.35%, due 8/28/12                 65,000         67,657
SLM Corp.
  5.375%, due 5/15/14                40,000         39,683
  5.45%, due 4/25/11                 60,000         60,233
St. Paul Travelers Cos.,
  Inc. (The)
  6.25%, due 6/20/16                 85,000         89,246
US Bank N.A.
  6.375%, due 8/1/11                 45,000         46,975
Wachovia Bank N.A.
  4.80%, due 11/1/14                150,000        143,796
Wells Fargo & Co.
  4.75%, due 2/9/15                 155,000        148,398
Western Union Co. (The)
  5.93%, due 10/1/16 (d)            145,000        143,612
                                               -----------
                                                 3,885,139
                                               -----------

Health Care - 0.2%
Abbott Laboratories
  5.875%, due 5/15/16                55,000         56,652
Wyeth
  6.95%, due 3/15/11                 75,000         79,652
                                               -----------
                                                   136,304
                                               -----------

Industrials - 0.3%
International Lease Finance
  Corp.
  5.75%, due 6/15/11                110,000        111,964
  5.875%, due 5/1/13                 30,000         30,632
Northrop Grumman Corp.
  7.125%, due 2/15/11                50,000         53,333
                                               -----------
                                                   195,929
                                               -----------


Information Technology - 0.1%
Cisco Systems, Inc.
  5.25%, due 2/22/11                 75,000         75,188
                                               -----------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                  MCMORGAN FUNDS


                                 PRINCIPAL      AMORTIZED
                                   AMOUNT          COST
                                --------------------------

Materials - 0.3%
BHP Billiton Finance USA,
  Ltd.
  5.25%, due 12/15/15                60,000    $    59,045
Weyerhaeuser Co.
  6.75%, due 3/15/12                115,000        120,608
                                               -----------
                                                   179,653
                                               -----------

Telecommunication Services - 1.4%
Deutsche Telekom
  International Finance B.V.
  5.75%, due 3/23/16                115,000        113,310
Embarq Corp.
  7.082%, due 6/1/16                155,000        157,793
Sprint Capital Corp.
  8.75%, due 3/15/32                 90,000        108,325
Sprint Nextel Corp.
  6.00%, due 12/1/16                 40,000         38,985
Telefonica Europe B.V.
  7.75%, due 9/15/10                185,000        198,698
Vodafone Group PLC
  5.50%, due 6/15/11                210,000        210,533
                                               -----------
                                                   827,644
                                               -----------


Utilities - 0.9%
Duke Energy Corp.
  6.25%, due 1/15/12                130,000        135,363
Exelon Corp.
  4.90%, due 6/15/15                 85,000         80,174
FirstEnergy Corp.
  Series C
  7.375%, due 11/15/31               40,000         45,553
MidAmerican Energy Holdings
  Co.
  6.125%, due 4/1/36                 55,000         55,443
Pacific Gas & Electric Co.
  6.05%, due 3/1/34                  40,000         40,343
Progress Energy, Inc.
  7.75%, due 3/1/31                  35,000         42,069
PSEG Power LLC
  8.625%, due 4/15/31                35,000         44,707
Southern California Edison
  Co.
  5.00%, due 1/15/14                 85,000         82,800
                                               -----------
                                                   526,452
                                               -----------
Total Corporate Bonds
  (Cost $8,137,343)                              8,125,519
                                               -----------
U.S. GOVERNMENT SECURITIES 16.2%

U.S. GOVERNMENT AGENCY OBLIGATIONS 10.4%

Federal National Mortgage Association - 3.2%
* 4.375%, due 3/15/13             1,310,000      1,268,066
  4.875%, due 12/15/16              645,000        637,782
                                               -----------
                                                 1,905,848
                                               -----------

Federal National Mortgage Association
(Mortgage Pass-Through Securities) - 7.2%
  6.113%, due 10/1/36 (e)           289,302        292,668
  6.124%, due 10/1/36 (e)           149,519        151,338
  6.216%, due 9/1/36 (e)            363,629        369,384
  6.50%, due 9/1/33                 482,153        493,607

* 6.50%, due 1/1/37 TBA (f)       3,000,000      3,056,250
                                               -----------
                                                 4,363,247
                                               -----------
Total U.S. Government Agency Obligations
  (Cost $6,274,797)                              6,269,095
                                               -----------
U.S. TREASURY OBLIGATIONS 5.8%

United States Treasury Bonds - 2.5%

* 4.50%, due 2/15/36 (b)            885,000        841,580
  8.125%, due 12/1/05               515,000        672,839
                                               -----------
                                                 1,514,419
                                               -----------

United States Treasury Note - 1.3%

* 4.375%, due 1/31/08               830,000        824,520
                                               -----------

United States Treasury Strip - 2.0%

* (zero coupon), due 8/15/19      2,220,000      1,203,509
                                               -----------
Total U.S. Treasury
  Obligations
  (Cost $3,509,797)                              3,542,448
                                               -----------
Total U.S. Government
  Securities
  (Cost $9,784,593)                              9,811,543
                                               -----------

COLLATERALIZED MORTGAGE OBLIGATIONS 3.8%

Federal Home Loan Mortgage Corporation - 0.1%
  Series 2113 Class QE
  6.00%, due 11/15/27                25,786         25,817


Financials - 3.7%
Bear Stearns Commercial Mortgage Securities
  Series 2006-T22 Class A4
  5.467%, due 4/12/38 (e)           175,000        178,186
Commercial Mortgage Pass Through
  Certificates
  Series 2006-C8 Class A2B
  5.248%, due 12/10/46              275,000        274,687
Greenwich Capital Commercial Funding Corp.
  Series 2005-GG5 Class A5
  5.224%, due 4/10/37               420,000        416,998
  Series 2004-GG1 Class A7
  5.317%, due 6/10/36               350,000        349,651
GS Mortgage Securities Corp.
  Series 2004-GG2 Class A6
  5.396%, due 8/10/38               250,000        250,951
Merrill Lynch Mortgage
  Investors, Inc.
  Series 2006-A3 Class 3A1
  5.837%, due 5/25/36 (e)           430,519        433,373
Residential Accredit Loans,
  Inc.
  Series 2006-QA1 Class A21
  5.991%, due 1/25/36 (e)           353,281        355,744
                                               -----------
                                                 2,259,590
                                               -----------
Total Collateralized Mortgage Obligations
  (Cost $2,302,938)                              2,285,407
                                               -----------
Total Fixed Income
  Securities
  (Cost $20,224,874)                            20,222,469
                                               -----------




SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SHORT-TERM INVESTMENTS 10.5%


BALANCED FUND (continued)

                                 PRINCIPAL      AMORTIZED
                                   AMOUNT          COST
                                --------------------------

Consumer Staples (continued)

Investment Company - 1.3%
BGI Institutional Money
  Market Fund (g)                   772,667    $   772,667
                                               -----------
Total Investment Company
  (Cost $772,667)                                  772,667
                                               -----------



                                 PRINCIPAL
                                   AMOUNT
                                -----------

Repurchase Agreement - 3.0%
Morgan Stanley & Co.
  5.42%, dated 12/29/06
  due 1/2/07
  Proceeds at Maturity
  $1,811,248
  (Collateralized by various
  Corporate Bonds and a U.S.
  Treasury Note, with rates
  between 5.00% - 8.96% and
  maturity dates between
  8/15/09 - 12/29/49, with a
  Principal Amount of
  $1,792,926 and a Market
  Value of $1,874,239) (g)      $ 1,810,159      1,810,159
                                               -----------
Total Repurchase Agreement
  (Cost $1,810,159)                              1,810,159
                                               -----------

Time Deposits - 1.2%
Barclays
  5.32%, due 1/18/07 (g)            201,128        201,128
Credit Suisse First Boston
  Corp.
  5.30%, due 1/12/07 (g)            201,128        201,128
Lloyds TSB Bank PLC
  5.29%, due 2/21/07 (g)            301,694        301,694
                                               -----------
Total Time Deposits
  (Cost $703,950)                                  703,950
                                               -----------

U.S. Government Agencies - 5.0%
Federal Home Loan Mortgage Corporation
  (Discount Note)
  5.12%, due 1/11/07                885,000        883,742
Federal National Mortgage Association
  (Discount Notes)
  5.03%, due 3/7/07               1,790,000      1,773,743
  5.13%, due 2/8/07                 380,000        377,942
                                               -----------
Total U.S. Government
  Agencies
  (Cost $3,035,427)                              3,035,427
                                               -----------
Total Short-Term Investments
  (Cost $6,322,203)                              6,322,203
                                               -----------
Total Investments
  (Cost $60,477,625) (h)              107.8%    65,245,329
Liabilities in Excess of
  Cash and Other Assets                (7.8)    (4,710,344)
                                -----------    -----------
Net Assets                            100.0%   $60,534,985
                                ===========    ===========





*        Among the Fund's 10 largest holdings, excluding short-term investments.
         May be subject to change daily.
+++ Fifty percent of the Fund's assets are maintained to cover "senior securities transactions" which may include, but are not limited to, forwards, TBA's, options and futures. This percentage is marked-to-market daily against the value of the Fund's "senior securities" holdings to ensure proper coverage for these transactions.
(a)      Non-income producing security.
(b)      Represents a security, or a portion thereof, which is out on loan.
(c)      REIT - Real Estate Investment Trust.
(d) May be sold to institutional investors only under Rule 144a or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. The total market value of these securities at December 31, 2006 is $143,612 which represents 0.2% of the Fund's net assets.
(e)      Floating/variable rate. Rate shown is the rate in effect at December
         31, 2006.
(f) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. The market value of these securities at December 31, 2006 is $3,056,250.
(g) Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(h) Aggregate cost for federal income tax purposes is $60,662,970 and net unrealized appreciation is as follows:



Gross unrealized appreciation     $5,268,521
Gross unrealized depreciation       (686,162)
                                  ----------
Net unrealized appreciation       $4,582,359
                                  ==========





SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BALANCED FUND                                                     MCMORGAN FUNDS

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2006 (Unaudited)




ASSETS:
  Investment in securities at value
     (cost $60,477,625) including
$3,194,188
     market value of securities
loaned                                  $65,245,329
  Cash-interest bearing accounts          1,517,942
  Receivable for securities sold          1,800,699
  Dividends and interest receivable         274,570
  Receivable for fund shares sold             1,934
  Other assets                               12,868
                                        -----------
     Total assets                        68,853,342
                                        -----------
LIABILITIES:
  Payable for securities purchased        5,001,238
  Securities lending collateral           3,286,776
  Transfer Agent fees payable (See
     Note F)                                 12,664
  Accounting fees payable (See Note
     F)                                       3,728
  Administration fees payable (See
     Note F)                                  3,402
  Report to shareholder payable               3,007
  12b-1 fees payable (See Note F)             1,709
  Trustees fees payable                       1,357
  Payable to Advisor, net (See Note
     F)                                         877
  Payable for fund shares redeemed              666
  Accrued expenses                            2,933
                                        -----------
     Total liabilities                    8,318,357
                                        -----------
Net Assets                              $60,534,985
                                        ===========
NET ASSETS CONSIST OF:
  Capital paid-in                       $59,448,109
  Accumulated undistributed net
     investment income                       43,868
  Accumulated net realized loss on
     investments                         (3,724,696)
  Net unrealized appreciation on
     investments                          4,767,704
                                        -----------
                                        $60,534,985
                                        ===========
Net Assets:
  Class McMorgan                        $52,496,210

  Class Z                                 8,038,775
                                        -----------
                                        $60,534,985
                                        ===========
Shares Outstanding:
  Class McMorgan                          2,679,134
                                        ===========
  Class Z                                   410,431
                                        ===========
Net asset value and redemption price
  per share:
  Class McMorgan                        $     19.59
                                        ===========
  Class Z                               $     19.59
                                        ===========





STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2006
(Unaudited)




INVESTMENT INCOME:
  Interest                              $  539,176
  Dividends                                362,329
  Income from securities
     loaned - net                            4,182
                                        ----------
     Total investment income               905,687
                                        ----------
Expenses:
  Investment advisory fees (See Note
     F)                                    132,929
  Custodian fees                            30,297
  Transfer agent fees (See Note F)          24,296
  Accounting fees (See Note F)              22,338
  Administration fees (See Note F)          20,349
  Registration expenses                     14,599
  Auditing fees                             12,854
  Legal fees                                10,455
  12B-1 distribution fees (Class Z)
     (See Note F)                            9,647
  Insurance fees                             8,487
  Trustees fees                              6,204
  Report to shareholder expense              4,986
  Miscellaneous expenses                     2,346
                                        ----------
     Total expenses                        299,787
  Expenses reimbursed (See Note F)        (112,911)
                                        ----------
     Net expenses                          186,876
                                        ----------
Net investment income                      718,811
                                        ----------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
  Net realized gain on investments       1,399,459
  Net change in unrealized
     appreciation on investments         3,824,751
                                        ----------
  Net realized and unrealized gain
     on investments                      5,224,210
                                        ----------
Increase in net assets from
  operations                            $5,943,021
                                        ==========






SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BALANCED FUND
STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2006 (Unaudited)
AND THE YEAR ENDED JUNE 30, 2006



                                                                      FOR THE          FOR THE
                                                                 SIX MONTHS ENDED    YEAR ENDED
                                                                    12/31/2006        6/30/2006
                                                                 ----------------   ------------


INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income                                             $   718,811     $  1,488,285
  Net realized gain on investments                                    1,399,459        3,588,233
  Net change in unrealized appreciation on investments                3,824,751       (1,149,554)
                                                                    -----------     ------------
  Increase in net assets from operations                              5,943,021        3,926,964
                                                                    -----------     ------------
Dividends to shareholders:
  From net investment income:
     Class McMorgan shares                                             (649,225)      (1,320,497)
     Class Z shares                                                     (87,802)        (150,633)
                                                                    -----------     ------------
  Total dividends to shareholders:                                     (737,027)      (1,471,130)
                                                                    -----------     ------------
Capital share transactions:
  Net proceeds from sale of shares:
     Class McMorgan shares                                            3,001,947        7,391,368
     Class Z shares                                                     535,905          892,751
  Net asset value of shares issued to shareholders in
     reinvestment of dividends:
     Class McMorgan shares                                              643,531        1,307,062
     Class Z shares                                                      87,802          150,633
                                                                    -----------     ------------
                                                                      4,269,185        9,741,814
  Cost of shares redeemed:
     Class McMorgan shares                                           (6,162,725)     (24,313,706)
     Class Z shares                                                    (584,943)      (1,157,865)
                                                                    -----------     ------------
  Decrease in net assets derived from capital share
     transactions                                                    (2,478,483)     (15,729,757)
                                                                    -----------     ------------
  Total increase (decrease) in net assets                             2,727,511      (13,273,923)
Net Assets:
  Beginning of period                                                57,807,474       71,081,397
                                                                    -----------     ------------
  End of period (including accumulated undistributed net
     investment income of $43,868 and $62,084, respectively)        $60,534,985     $ 57,807,474
                                                                    ===========     ============





SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BALANCED FUND                                                     MCMORGAN FUNDS


--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.


                                                                       CLASS MCMORGAN
                                    -----------------------------------------------------------------------------------
                                     FOR THE SIX                             YEAR ENDED JUNE 30,
                                    MONTHS ENDED     ------------------------------------------------------------------
                                    12/31/2006++       2006          2005          2004           2003           2002
                                    ------------     -------       -------       --------       --------       --------


Net asset value, at beginning of
  period                               $ 17.92       $ 17.36       $ 16.64       $  15.52       $  15.51       $  18.15
                                       -------       -------       -------       --------       --------       --------
  Income from investment
     operations:
  Net investment income                   0.24          0.42          0.38(b)(c)     0.34           0.44           0.48
  Net realized and unrealized gain
     (loss) on investments                1.53          0.55          0.72           1.12           0.02          (2.16)
                                       -------       -------       -------       --------       --------       --------
     Total from investment
       operations                         1.77          0.97          1.10           1.46           0.46          (1.68)
                                       -------       -------       -------       --------       --------       --------
  Less dividends and
     distributions:
  From net investment income             (0.24)        (0.41)        (0.38)         (0.34)         (0.45)         (0.48)
  From capital gains                        --            --            --             --          (0.00)(a)      (0.48)
                                       -------       -------       -------       --------       --------       --------
     Total dividends and
       distributions                     (0.24)        (0.41)        (0.38)         (0.34)         (0.45)         (0.96)
                                       -------       -------       -------       --------       --------       --------
Net asset value, at end of period      $ 19.59       $ 17.92       $ 17.36       $  16.64       $  15.52       $  15.51
                                       =======       =======       =======       ========       ========       ========
Total return                             10.70%(e)      5.62%         6.65%          9.50%          3.16%         (9.65)%
Ratios/Supplemental Data:
  Net assets, at end of period (in
     000's)                            $52,496       $50,491       $63,886       $120,325       $125,658       $161,436
  Ratio of expenses to average net
     assets before reimbursement
     of expenses by Advisor               0.98%+        0.97%         0.84%          0.72%          0.70%          0.67%
  Ratio of expenses to average net
     assets after reimbursement of
     expenses by Advisor                  0.60%+        0.60%         0.60%          0.60%          0.60%          0.60%
  Ratio of net investment income
     to average net assets before
     reimbursement of expenses by
     Advisor                              2.09%+        1.91%         1.75%(b)       1.98%          2.79%          2.70%
  Ratio of net investment income
     to average net assets after
     reimbursement of expenses by
     Advisor                              2.47%+        2.28%         1.99%(b)       2.10%          2.89%          2.77%
  Portfolio turnover                        81%(d)       153%(d)       177%(d)     101.99%         56.23%         45.80%




SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BALANCED FUND
FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                           CLASS Z
                                        -----------------------------------------------------------------------------
                                         FOR THE SIX                          YEAR ENDED JUNE 30,
                                        MONTHS ENDED      -----------------------------------------------------------
                                        12/31/2006++       2006         2005          2004         2003         2002
                                        ------------      ------       ------       -------       ------       ------


Net asset value, at beginning of
  period                                   $17.91         $17.35       $16.63       $ 15.52       $15.51       $18.15
                                           ------         ------       ------       -------       ------       ------
  Income from investment operations:
  Net investment income                      0.21           0.37         0.28(b)(c)    0.30         0.40         0.43
  Net realized and unrealized gain
     (loss) on investments                   1.57           0.56         0.78          1.11         0.03        (2.16)
                                           ------         ------       ------       -------       ------       ------
     Total from investment operations        1.78           0.93         1.06          1.41         0.43        (1.73)
                                           ------         ------       ------       -------       ------       ------
  Less dividends and distributions:
  From net investment income                (0.21)         (0.37)       (0.34)        (0.30)       (0.42)       (0.43)
  From capital gains                           --             --           --            --        (0.00)(a)    (0.48)
                                           ------         ------       ------       -------       ------       ------
     Total dividends and distributions      (0.21)         (0.37)       (0.34)        (0.30)       (0.42)       (0.91)
                                           ------         ------       ------       -------       ------       ------
Net asset value, at end of period          $19.59         $17.91       $17.35       $ 16.63       $15.52       $15.51
                                           ======         ======       ======       =======       ======       ======
Total return                                10.62%(e)       5.36%        6.40%         9.17%        2.90%       (9.87)%
Ratios/Supplemental Data:
  Net assets, at end of period (in
     000's)                                $8,039         $7,316       $7,195       $ 7,478       $6,892       $6,842
  Ratio of expenses to average net
     assets before reimbursement of
     expenses by Advisor                     1.23%+         1.22%        1.09%         0.97%        0.95%        0.92%
  Ratio of expenses to average net
     assets after reimbursement of
     expenses by Advisor                     0.85%+         0.85%        0.85%         0.85%        0.85%        0.85%
  Ratio of net investment income to
     average net assets before
     reimbursement of expenses by
     Advisor                                 1.84%+         1.66%        1.50%(b)      1.73%        2.54%        2.45%
  Ratio of net investment income to
     average net assets after
     reimbursement of expenses by
     Advisor                                 2.22%+         2.03%        1.74%(b)      1.85%        2.64%        2.52%
  Portfolio turnover                           81%(d)        153%(d)      177%(d)    101.99%       56.23%       45.80%


--------------

   (a) Less than one cent per share.

   (b) Included in net investment income per share and the ratio of net investment income to average net assets are $0.06 per share and 0.20%, respectively, resulting from a special one-time dividend from Microsoft Corp. that paid $3.00 per share.

   (c) Per share data based on average shares outstanding during the year.

   (d) The portfolio turnover not including mortgage dollar rolls for the six months ended December 31, 2006 and for the years ended June 30, 2006 and 2005 is 49%, 93%, and 133%, respectively.

   (e) Total return is not annualized.

+      Annualized.

    ++ Unaudited.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

EQUITY INVESTMENT FUND                                            MCMORGAN FUNDS

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006 (Unaudited)
COMMON STOCKS 99.7%



                                 SHARES         VALUE
                               -------------------------



Consumer Discretionary - 12.2%
Abercrombie & Fitch Co. Class
  A                                 2,678   $    186,469
Aeropostale, Inc. (a)               2,292         70,754
American Eagle Outfitters,
  Inc.                              9,451        294,966
American Greetings Corp.
  Class A                           2,735         65,284
AnnTaylor Stores Corp. (a)          3,430        112,641
Apollo Group, Inc. Class A
  (a)(b)                            6,567        255,916
ArvinMeritor, Inc.                  3,324         60,597
AutoNation, Inc. (a)                7,237        154,293
AutoZone, Inc. (a)                  1,187        137,170
Barnes & Noble, Inc.                2,454         97,448
Belo Corp. Class A                  4,158         76,424
Best Buy Co., Inc.                  5,148        253,230
Big Lots, Inc. (a)                  5,255        120,445
Black & Decker Corp. (The)          3,448        275,737
Blyth, Inc.                         1,228         25,481
Bob Evans Farms, Inc.               1,593         54,512
BorgWarner, Inc.                    1,418         83,690
Brinker International, Inc.         5,895        177,793
Brunswick Corp.                     4,031        128,589
Career Education Corp. (a)          4,538        112,452
CBRL Group, Inc.                      216          9,668
CBS Corp. Class B                  36,980      1,153,036
Charming Shoppes, Inc. (a)          5,352         72,413
Claire's Stores, Inc.               3,413        113,107
Clear Channel Communications,
  Inc.                              6,904        245,368
Comcast Corp. Class A (a)          40,608      1,718,937
Corinthian Colleges, Inc. (a)       4,023         54,833
Darden Restaurants, Inc.            6,377        256,164
DeVry, Inc.                         1,891         52,948
Dillards, Inc. Class A              1,907         66,688
DIRECTV Group, Inc. (The) (a)       7,518        187,499
Dollar Tree Stores, Inc. (a)        4,843        145,774
Eastman Kodak Co. (b)              13,586        350,519
Entercom Communications
  Corp.                             1,306         36,803
Federated Department Stores,
  Inc.                             25,666        978,645
Ford Motor Co. (b)                 89,200        669,892
Furniture Brands
  International, Inc. (b)             585          9,495
Gannett Co., Inc.                   1,117         67,534
Gap, Inc. (The) (b)                25,452        496,314
General Motors Corp. (b)           18,860        579,379
Goodyear Tire & Rubber
  Co. (The) (a)(b)                  2,127         44,646
Hanesbrands, Inc. (a)               1,156         27,305
Harley-Davidson, Inc.              12,400        873,828
Harrah's Entertainment, Inc.        1,526        126,231
Harte-Hanks, Inc.                   1,806         50,044
Hasbro, Inc.                        7,747        211,106
IAC/InterActiveCorp. (a))(b)        2,178         80,934
ITT Educational Services,
  Inc. (a)                          1,426         94,644
J.C. Penney Co., Inc.              10,615        821,176
John Wiley & Sons, Inc. Class
  A                                   708         27,237
Jones Apparel Group, Inc.           5,321        177,881
Kohl's Corp. (a)                   15,511      1,061,418
Lear Corp. (b)                      2,367         69,898
Lee Enterprises, Inc.               1,035         32,147
Lennar Corp. Class A                4,879        255,952
Liz Claiborne, Inc.                 3,029        131,640
Mattel, Inc.                       17,921        406,090
McDonald's Corp.                   19,067        845,240
McGraw-Hill Cos., Inc. (The)       16,677      1,134,370
Meredith Corp.                        682         38,431
Modine Manufacturing Co.              720         18,022
Mohawk Industries, Inc.
  (a)(b)                            1,211         90,655
Newell Rubbermaid, Inc.             3,270         94,666
NIKE, Inc. Class B                  5,015        496,635
Nordstrom, Inc.                    10,825        534,105
Office Depot, Inc. (a)             13,415        512,051
OfficeMax, Inc.                     3,516        174,569
Omnicom Group, Inc.                 8,135        850,433
Payless ShoeSource, Inc. (a)        3,105        101,906
Polo Ralph Lauren Corp.               993         77,116
RadioShack Corp. (b)                6,349        106,536
Regis Corp.                         2,127         84,102
Rent-A-Center, Inc. (a)             2,565         75,693
Ross Stores, Inc.                   2,271         66,540
Saks, Inc. (b)                      3,098         55,206
Scholastic Corp. (a)                1,076         38,564
Sears Holdings Corp. (a)(b)         3,999        671,552
Sherwin-Williams Co. (The)          5,330        338,881
Snap-On, Inc.                       2,722        129,676
Sotheby's Holdings, Inc.
  Class A                             356         11,043
Stanley Works (The)                 1,321         66,433
Thor Industries, Inc. (b)             341         15,001
Timberland Co. Class A (a)          1,278         40,359
Time Warner, Inc.                     557         12,131
TJX Cos., Inc. (The)               21,275        605,912
Tupperware Corp.                    2,830         63,986
Univision Communications,
  Inc.
  Class A (a)(b)                    3,833        135,765
Valassis Communications, Inc.
  (a)                               1,343         19,473
VF Corp.                            3,634        298,279
Walt Disney Co. (The)              43,052      1,475,392
Wendy's International, Inc.         1,539         50,926
                                            ------------
                                              23,830,733
                                            ------------
Consumer Staples - 6.9%
Alberto-Culver Co.                  1,287         27,606
Altria Group, Inc.                 28,454      2,441,922
Archer-Daniels-Midland Co.         16,073        513,693
Avon Products, Inc.                21,094        696,946
Campbell Soup Co.                   9,562        371,866
Coca-Cola Co. (The)                 4,696        226,582
Coca-Cola Enterprises, Inc.         2,694         55,011
ConAgra Foods, Inc.                24,229        654,183
Energizer Holdings, Inc. (a)        2,342        166,259
Estee Lauder Cos., Inc. (The)
  Class A (b)                       6,116        249,655
General Mills, Inc.                16,681        960,826
H.J. Heinz Co.                     11,370        511,764
J.M. Smucker Co. (The)              2,721        131,887
Kroger Co. (The)                    3,419         78,876
McCormick & Co., Inc.               1,612         62,159

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                PRINCIPAL     AMORTIZED
                                 AMOUNT         COST
                               -------------------------

Consumer Staples (continued)
Molson Coors Brewing Co.
  Class B                           2,167        165,645
Pepsi Bottling Group, Inc.
  (The)                             5,466        168,954
PepsiAmericas, Inc.                 1,380         28,952
PepsiCo, Inc.                       5,780        361,539
*Procter & Gamble Co. (The)        55,948      3,595,778
Reynolds American, Inc.             5,354        350,526
Safeway, Inc.                      11,892        410,988
Sara Lee Corp.                      9,037        153,900
SUPERVALU, Inc.                     1,722         61,562
Universal Corp.                     1,220         59,792
UST, Inc.                           7,607        442,727
Wal-Mart Stores, Inc.              12,090        558,316
                                            ------------
                                              13,507,914
                                            ------------
Energy - 10.6%
Anadarko Petroleum Corp.           13,507        587,825
*Chevron Corp.                     51,763      3,806,133
ConocoPhillips                      4,439        319,386
*ExxonMobil Corp.                 107,992      8,275,427
Halliburton Co.                    48,744      1,513,501
Kinder Morgan, Inc.                 1,639        173,324
Marathon Oil Corp.                 16,969      1,569,633
Noble Energy, Inc.                  8,347        409,587
Occidental Petroleum Corp.         31,759      1,550,792
Overseas Shipholding Group,
  Inc.                              1,387         78,088
Patterson-UTI Energy, Inc.
  (b)                               1,585         36,820
Pioneer Natural Resources
  Co.                               3,084        122,404
Plains Exploration &
  Production Co. (a)                3,642        173,104
Sunoco, Inc.                        5,246        327,141
Tidewater, Inc.                     2,771        134,006
Valero Energy Corp.                28,998      1,483,538
                                            ------------
                                              20,560,709
                                            ------------
Financials - 23.3%
A.G. Edwards, Inc.                  3,107        196,642
ACE, Ltd.                          15,398        932,657
AFLAC, Inc.                        23,492      1,080,632
Allstate Corp. (The)               29,083      1,893,594
Ambac Financial Group, Inc.         2,069        184,286
American Express Co.                9,220        559,377
American Financial Group,
  Inc.                              3,231        116,025
American International Group,
  Inc.                             21,771      1,560,110
AmeriCredit Corp. (a)(b)            5,878        147,949
Ameriprise Financial, Inc.         11,527        628,222
AON Corp. (b)                      14,879        525,824
Apartment Investment &
  Management Co. Class A
  (REIT) (c)                        4,608        258,140
Associated Banc-Corp.               4,112        143,427
Bank of America Corp.              46,187      2,465,924
Bank of Hawaii Corp.                  615         33,179
Bank of New York Co., Inc.
  (The)                            40,416      1,591,178
BB&T Corp.                          6,406        281,416
Brown & Brown, Inc.                 2,024         57,097
Capital One Financial Corp.        15,551      1,194,628
CB Richard Ellis Group, Inc.
  Class A (a)                       1,209         40,139
CBOT Holdings, Inc. Class A
  (a)(b)                            2,106        318,996
Charles Schwab Corp. (The)         48,934        946,384
Chubb Corp. (The)                  19,462      1,029,734
*Citigroup, Inc.                   99,690      5,552,733
City National Corp.                 1,255         89,356
Comerica, Inc.                      7,632        447,846
Commerce Bancorp, Inc.  (b)         3,568        125,843
Countrywide Financial Corp.         2,287         97,083
Cullen/Frost Bankers, Inc.            642         35,836
Equity Office Properties
  Trust (REIT) (c)                 12,868        619,852
Everest Re Group, Ltd.                307         30,120
Fannie Mae                         13,524        803,190
Federated Investors, Inc.
  Class B                           1,137         38,408
Fifth Third Bancorp                14,431        590,661
First American Corp.                4,534        184,443
First Horizon National Corp.        3,060        127,847
FirstMerit Corp.                    1,295         31,261
Franklin Resources, Inc.            5,935        653,859
Genworth Financial, Inc.
  Class A                          21,509        735,823
Goldman Sachs Group, Inc.
  (The)                             4,425        882,124
Hartford Financial Services
  Group, Inc. (The)                14,299      1,334,240
HCC Insurance Holdings, Inc.        5,272        169,178
Highwood Properties, Inc.
  (REIT) (c)                          709         28,899
Horace Mann Educators Corp.         2,015         40,703
Hospitality Properties Trust
  (REIT) (c)                          490         23,290
Huntington Bancshares, Inc.         5,878        139,603
Janus Capital Group, Inc.           3,863         83,402
Jefferies Group, Inc.               1,205         32,318
JPMorgan Chase & Co.               45,164      2,181,421
Lehman Brothers Holdings,
  Inc.                              1,469        114,758
Lincoln National Corp.              1,538        102,123
Loews Corp.                        21,483        890,900
Mercury General Corp.               1,675         88,323
Merrill Lynch & Co., Inc.           7,450        693,595
MetLife, Inc. (b)                  32,728      1,931,279
MGIC Investment Corp.                 695         43,465
Morgan Stanley                     11,122        905,664
National City Corp. (b)            22,764        832,252
New Plan Excel Realty Trust
  (REIT) (b)(c)                     2,584         71,008
Northern Trust Corp.                8,864        537,956
Nuveen Investments Class A            515         26,718
Old Republic International
  Corp.                            10,866        252,960
Plum Creek Timber Co., Inc.
  (REIT) (c)                        1,142         45,509
PMI Group, Inc. (The)               1,341         63,255
PNC Financial Services
  Group, Inc. (The)                 5,793        428,914
Potlatch Corp. (REIT) (c)             685         30,017
Principal Financial Group,
  Inc.                             12,762        749,129
Progressive Corp. (The)               865         20,950
Protective Life Corp.               3,268        155,230
Radian Group, Inc.                  3,311        178,496
Raymond James Financial,
  Inc.                              3,840        116,390
Rayonier, Inc. (REIT) (c)             929         38,135
Regions Financial Corp.            17,951        671,367
SAFECO Corp.                        5,333        333,579
SEI Investments Co.                 1,961        116,797
StanCorp Financial Group,
  Inc.                              2,571        115,824
SVB Financial Group (a)               855         39,860
Synovus Financial Corp.             4,060        125,170
T. Rowe Price Group, Inc.           8,164        357,338

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                  MCMORGAN FUNDS


                                PRINCIPAL     AMORTIZED
                                 AMOUNT         COST
                               -------------------------

Consumer Staples (continued)
TCF Financial Corp.                 2,201         60,351
Torchmark Corp.                     2,308        147,158
UnumProvident Corp.                16,208        336,802
W.R. Berkley Corp.                  7,957        274,596
Wachovia Corp.                      5,821        331,506
Waddell & Reed Financial,
  Inc. Class A                      2,624         71,793
Washington Mutual, Inc.            28,303      1,287,503
Wells Fargo & Co.                  26,739        950,839
Westamerica Bancorp.                  774         39,188
XL Capital, Ltd. Class A            8,536        614,763
                                            ------------
                                              45,456,359
                                            ------------
Health Care - 10.7%
Advanced Medical Optics, Inc.
  (a)                                 957         33,686
Aetna, Inc.                        26,445      1,141,895
AmerisourceBergen Corp.             9,566        430,087
Amgen, Inc. (a)                       958         65,441
Applera Corp. - Applied
  Biosystems Group                  5,623        206,308
Apria Healthcare Group, Inc.
  (a)                               1,995         53,167
Barr Pharmaceuticals, Inc.
  (a)                               1,716         86,006
Biomet, Inc.                          376         15,518
Cardinal Health, Inc.              19,305      1,243,821
Caremark Rx, Inc.                   6,045        345,230
Cigna Corp.                         1,653        217,485
Coventry Health Care, Inc.
  (a)                               7,531        376,927
DENTSPLY International, Inc.          634         18,925
Edwards Lifesciences Corp.
  (a)                               2,058         96,808
Forest Laboratories, Inc. (a)      12,965        656,029
Humana, Inc. (a)                    7,817        432,358
Johnson & Johnson                  26,075      1,721,472
King Pharmaceuticals, Inc.
  (a)                              11,454        182,348
Laboratory Corp. of America
  Holdings (a)(b)                   5,531        406,363
Lincare Holdings, Inc. (a)          2,567        102,269
Manor Care, Inc.                    1,820         85,394
McKesson Corp.                     14,161        717,963
Merck & Co., Inc.                  61,341      2,674,468
Mylan Laboratories, Inc.           10,022        200,039
*Pfizer, Inc.                     157,008      4,066,507
Quest Diagnostics, Inc.             4,801        254,453
Thermo Fisher Scientific Inc.
  (a)(b)                            8,969        406,206
UnitedHealth Group, Inc.           45,664      2,453,527
Waters Corp. (a)                    1,736         85,012
Watson Pharmaceuticals, Inc.
  (a)                               4,782        124,475
Wellpoint, Inc. (a)                23,567      1,854,487
Zimmer Holdings, Inc. (a)           1,388        108,791
                                            ------------
                                              20,863,465
                                            ------------
Industrials - 8.5%
AGCO Corp. (a)                      4,243        131,278
American Power Conversion
  Corp.                             1,241         37,962
Avis Budget Group, Inc.               985         21,365
Banta Corp.                           157          5,715
Boeing Co. (The)                   26,975      2,396,459
ChoicePoint, Inc. (a)                 524         20,635
Cooper Industries, Ltd. Class
  A                                 3,012        272,375
Cummins, Inc.                       2,485        293,677
Deluxe Corp.                        2,434         61,337
Dover Corp.                         1,337         65,540
Dun & Bradstreet Corp. (a)          2,038        168,726
Eaton Corp.                         6,355        477,515
Equifax, Inc.                       1,027         41,696
General Dynamics Corp.                 76          5,651
*General Electric Co.             123,079      4,579,770
Granite Construction, Inc.          1,575         79,254
Illinois Tool Works, Inc.           1,978         91,364
ITT Corp.                           3,317        188,472
Korn/Ferry International
  (a)(b)                            2,021         46,402
Lockheed Martin Corp. (b)          16,851      1,551,472
Manpower, Inc.                        172         12,888
Masco Corp. (b)                    18,815        562,004
Nordson Corp.                         403         20,081
Northrop Grumman Corp.              4,468        302,484
Oshkosh Truck Corp.                 1,826         88,415
Paccar, Inc.                        7,541        489,411
Parker Hannifin Corp. (b)           1,460        112,245
Quanta Services, Inc. (a)           4,299         84,561
R.R. Donnelley & Sons Co.           3,834        136,260
Raytheon Co.                       21,237      1,121,314
Ryder System, Inc.                    256         13,071
Southwest Airlines Co.              9,533        146,046
Teleflex, Inc.                      1,847        119,242
Terex Corp. (a)                       486         31,386
Thomas & Betts Corp. (a)            2,228        105,340
Tyco International, Ltd.           73,117      2,222,757
United Parcel Service, Inc.
  Class B                             122          9,148
Waste Management, Inc.              8,613        316,700
YRC Worldwide, Inc. (a)(b)          1,292         48,747
                                            ------------
                                              16,478,765
                                            ------------
Information Technology - 17.3%
Acxiom Corp.                        3,239         83,080
Agere Systems, Inc. (a)                50            959
Altera Corp. (a)                   16,926        333,104
Analog Devices, Inc.                3,012         99,004
Applied Materials, Inc.            67,954      1,253,751
Atmel Corp. (a)                    20,094        121,569
Automatic Data Processing,
  Inc.                             21,861      1,076,654
Avaya, Inc. (a)                    21,610        302,108
BISYS Group, Inc. (a)               5,123         66,138
BMC Software, Inc. (a)              9,704        312,469
CA, Inc.                           15,443        349,784
Cadence Design Systems, Inc.
  (a)(b)                            4,984         89,263
*Cisco Systems, Inc. (a)          142,126      3,884,304
Computer Sciences Corp. (a)         8,127        433,738
Compuware Corp. (a)                17,484        145,642
Convergys Corp. (a)                 6,572        156,282
CSG Systems International,
  Inc. (a)                          2,255         60,276
Dell, Inc. (a)                     85,981      2,157,263
Dycom Industries, Inc. (a)          1,742         36,791
Electronic Data Systems
  Corp.                            24,483        674,507
Fair Isaac Corp.                    1,839         74,755
Fidelity National Information
  Services, Inc.                    4,448        178,320
First Data Corp.                   36,057        920,175

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                PRINCIPAL     AMORTIZED
                                 AMOUNT         COST
                               -------------------------

Consumer Staples (continued)
Fiserv, Inc. (a)                    2,513        131,731
Google, Inc. Class A (a)              581        267,539
Hewlett-Packard Co.                73,726      3,036,774
Imation Corp.                         227         10,540
Intel Corp.                        38,161        772,760
*International Business
  Machines Corp. (IBM)             36,963      3,590,955
Intuit, Inc. (a)                   14,159        431,991
Jack Henry & Associates,
  Inc.                                957         20,480
Lam Research Corp. (a)              3,538        179,094
Lexmark International, Inc.
  (a)                               4,748        347,554
LSI Logic Corp. (a)                 3,780         34,020
McAfee, Inc. (a)                    5,556        157,679
McDATA Corp. Class A (a)            5,964         33,100
Mentor Graphics Corp. (a)           1,799         32,436
Micron Technology, Inc. (a)        31,059        433,584
*Microsoft Corp.                  162,839      4,862,373
MoneyGram International,
  Inc.                              2,636         82,665
Motorola, Inc.                     91,676      1,884,859
National Semiconductor Corp.       14,269        323,906
Novellus Systems, Inc. (a)          5,041        173,511
Oracle Corp. (a)                  110,617      1,895,975
Palm, Inc. (a)(b)                   1,612         22,713
Plexus Corp. (a)                      540         12,895
Polycom, Inc. (a)                   4,113        127,133
Sabre Holdings Corp. Class A        4,244        135,341
SRA International, Inc. Class
  A (a)                               927         24,788
Sybase, Inc. (a)                    4,199        103,715
Symantec Corp. (a)(b)              46,357        966,543
Symbol Technologies, Inc.           3,234         48,316
Tech Data Corp. (a)                 2,623         99,333
Tektronix, Inc.                       691         20,156
Teradyne, Inc. (a)(b)               9,330        139,577
UTStarcom, Inc. (a)(b)              4,993         43,689
VeriSign, Inc. (a)                 11,593        278,812
Vishay Intertechnology, Inc.
  (a)                               1,169         15,828
Western Digital Corp. (a)           1,711         35,007
Xilinx, Inc.                        9,351        222,647
                                            ------------
                                              33,809,955
                                            ------------
Materials - 2.5%
Albemarle Corp.                     1,851        132,902
Ashland, Inc.                       1,379         95,399
Eastman Chemical Co.                2,403        142,522
FMC Corp.                             884         67,670
Freeport-McMoran Copper &
  Gold, Inc. Class B (b)            9,302        518,400
Hercules, Inc. (a)                  2,456         47,425
International Flavors &
  Fragrances, Inc.                  1,031         50,684
Louisiana-Pacific Corp.             4,894        105,368
Lyondell Chemical Co.               9,985        255,316
Monsanto Co.                       10,373        544,894
Nucor Corp.                        14,615        798,856
Pactiv Corp. (a)                    6,485        231,450
Phelps Dodge Corp.                  7,751        927,950
PPG Industries, Inc.                2,005        128,741
Sensient Technologies Corp.         2,158         53,087
Sonoco Products Co.                 3,494        132,982
Steel Dynamics, Inc.                3,855        125,095
United States Steel Corp.           5,818        425,529
Valspar Corp. (The)                 1,666         46,048
Worthington Industries, Inc.        1,235         21,884
                                            ------------
                                               4,852,202
                                            ------------
Telecommunication Services - 5.2%
Alltel Corp.                        8,748        529,079
*BellSouth Corp.                  111,136      5,235,617
CenturyTel, Inc.                    5,497        239,999
Cincinnati Bell, Inc. (a)           4,184         19,121
Citizens Communications Co.        15,072        216,585
Embarq Corp.                        7,052        370,653
Qwest Communications
  International, Inc. (a)          67,457        564,615
Verizon Communications, Inc.       75,221      2,801,230
Windstream Corp.                    8,967        127,511
                                            ------------
                                              10,104,410
                                            ------------
Utilities - 2.5%
AES Corp. (The) (a)                31,345        690,844
Allegheny Energy, Inc. (a)          3,689        169,362
Alliant Energy Corp.                1,430         54,011
Duke Energy Corp.                   9,709        322,436
Edison International                7,397        336,416
Entergy Corp.                       9,858        910,091
Equitable Resources, Inc.           2,739        114,353
Great Plains Energy, Inc. (b)       3,766        119,759
IDACORP, Inc.                       1,067         41,240
KeySpan Corp.                       2,643        108,839
National Fuel Gas Co.               1,821         70,181
Nicor, Inc.                         2,077         97,204
OGE Energy Corp.                    4,296        171,840
ONEOK, Inc.                         2,492        107,455
Peoples Energy Corp.                  635         28,302
Pepco Holdings, Inc.                4,703        122,325
Progress Energy Inc.                3,277        160,835
TXU Corp.                          21,835      1,183,675
                                            ------------
                                               4,809,168
                                            ------------
Total Common Stocks
  (Cost $170,716,393)                        194,273,680
                                            ------------
INVESTMENT COMPANY 0.2%
Capital Markets - 0.2%
S&P 500 Index-SPDR Trust,
  Series 1 (b)(d)                   2,315        328,082
                                            ------------
Total Investment Company
  (Cost $327,986)                                328,082
                                            ------------
SHORT-TERM INVESTMENTS 6.2%
Investment Company - 1.5%
BGI Institutional Money
  Market Fund (e)               2,867,368      2,867,368
                                            ------------
Total Investment Company
  (Cost $2,867,368)                            2,867,368
                                            ------------





SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                  MCMORGAN FUNDS



                               PRINCIPAL
                                AMOUNT         VALUE
                              -------------------------


Repurchase Agreement - 3.4%
Morgan Stanley & Co.
  5.42%, dated 12/29/06
  due 1/2/07
  Proceeds at Maturity
  $6,721,548
  (Collateralized by various
  Corporate
  Bonds and a U.S. Treasury
  Note,
  with rates between
  5.00% - 8.96%
  and maturity dates between
  8/15/09 - 12/29/49, with a
  Principal
  Amount of $6,653,554 and
  a Market Value of
  $6,955,307) (e)             $6,717,504   $  6,717,504
                                           ------------
Total Repurchase Agreement
  (Cost $6,717,504)                           6,717,504
                                           ------------

Time Deposits - 1.3%
Barclays
  5.32%, due 1/18/07 (e)         746,390        746,390
Credit Suisse First Boston
  Corp. 5.30%, due 1/12/07
  (e)                            746,389        746,389
Lloyds TSB Bank PLC
  5.29%, due 2/21/07 (e)       1,119,584      1,119,584
                                           ------------
Total Time Deposits
  (Cost $2,612,363)                           2,612,363
                                           ------------
Total Short-Term Investments
  (Cost $12,197,235)                         12,197,235
                                           ------------
Total Investments (Cost
  $183,241,614) (f)                106.1%   206,798,997
Liabilities in Excess of
  Cash and Other Assets             (6.1)   (11,953,863)
                              ----------   ------------
Net Assets                         100.0%  $194,845,134
                              ==========   ============





* Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.
   (a) Non-income producing security.
   (b) Represents a security, or a portion thereof, which is out on loan.
   (c) REIT - Real Estate Investment Trust.
   (d) Exchange Traded Fund - represents a basket of securities that are traded on an exchange.
   (e) Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
   (f) Aggregate cost for federal income tax purposes is $184,667,973 and net unrealized appreciation is as follows:



Gross unrealized appreciation     $25,461,284
Gross unrealized depreciation      (3,330,260)
                                  -----------
Net unrealized appreciation       $22,131,024
                                  ===========





SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

EQUITY INVESTMENT FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2006 (Unaudited)




ASSETS:
  Investment in securities at value
     (cost $183,241,614) including
     $11,784,335 market value of
     securities loaned                 $206,798,997
  Cash-interest bearing accounts            328,064
  Receivable for securities sold          3,765,938
  Dividends and interest receivable         297,777
  Receivable for fund shares sold            42,204
  Other assets                               21,877
                                       ------------
       Total assets                     211,254,857
                                       ------------
LIABILITIES:
  Securities lending collateral          12,197,235
  Payable for securities purchased        3,986,444
  Payable for fund shares redeemed          101,934
  Payable to Advisor, net (See Note
     F)                                      81,564
  Transfer agent fees payable (See
     Note F)                                 14,007
  Administration fees payable (See
     Note F)                                  8,796
  Accounting fees payable (See Note
     F)                                       5,364
  12B-1 fees payable (See Note F)             2,931
  Trustees fees payable                       2,243
  Accrued expenses                            9,205
                                       ------------
       Total liabilities                 16,409,723
                                       ------------
Net Assets                             $194,845,134
                                       ============
NET ASSETS CONSIST OF:
  Capital paid-in                      $183,769,535
  Accumulated undistributed net
     investment income                       81,136
  Accumulated net realized loss on
     investments                        (12,562,920)
  Net unrealized appreciation on
     investments                         23,557,383
                                       ------------
                                       $194,845,134
                                       ============
Net Assets:
  Class McMorgan                       $181,018,864

  Class Z                                13,826,270
                                       ------------
                                       $194,845,134
                                       ============
Shares Outstanding:
  Class McMorgan                          6,876,224
                                       ============
  Class Z                                   525,582
                                       ============
Net asset value and redemption
  price per share:
  Class McMorgan                       $      26.33
                                       ============
  Class Z                              $      26.31
                                       ============





STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2006 (Unaudited)




INVESTMENT INCOME:
  Dividends                             $ 1,752,396
  Income from securities
     loaned - net                            10,701
  Interest                                    6,331
                                        -----------
     Total investment income              1,769,428
                                        -----------
Expenses:
  Investment advisory fees (See Note
     F)                                     462,690
  Administration fees (See Note F)           50,921
  Accounting fees (See Note F)               31,583
  Legal fees                                 29,469
  Transfer agent fees (See Note F)           26,669
  Custodian fees                             24,343
  Insurance fees                             23,138
  Trustees fees                              17,734
  12B-1 distribution fees (Class Z)
     (See Note F)                            16,566
  Registration expenses                      15,684
  Auditing fees                              13,358
  Report to shareholder expense              10,640
  Miscellaneous expenses                      2,637
                                        -----------
     Total expenses                         725,432
  Expenses reimbursed (See Note F)          (14,877)
                                        -----------
     Net expenses                           710,555
                                        -----------
Net investment income                     1,058,873
                                        -----------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
  Net realized gain on investments        4,439,116
  Net change in unrealized
     appreciation on investments         16,934,300
                                        -----------
  Net realized and unrealized gain
     on investments                      21,373,416
                                        -----------
Increase in net assets from
  operations                            $22,432,289
                                        ===========






SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

EQUITY INVESTMENT FUND                                            MCMORGAN FUNDS

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2006 (Unaudited)
AND THE YEAR ENDED JUNE 30, 2006



                                                                     FOR THE          FOR THE
                                                                SIX MONTHS ENDED    YEAR ENDED
                                                                   12/31/2006        6/30/2006
                                                                ----------------   ------------


INCREASE IN NET ASSETS:
Operations:
  Net investment income                                           $  1,058,873     $  1,952,381
  Net realized gain on investments                                   4,439,116       13,070,807
  Net change in unrealized appreciation on investments              16,934,300          420,575
                                                                  ------------     ------------
  Increase in net assets from operations                            22,432,289       15,443,763
                                                                  ------------     ------------
Dividends to shareholders:
  From net investment income:
     Class McMorgan shares                                          (1,017,980)      (1,810,940)
     Class Z shares                                                    (60,644)        (105,378)
                                                                  ------------     ------------
  Total dividends to shareholders:                                  (1,078,624)      (1,916,318)
                                                                  ------------     ------------
Capital share transactions:
  Net proceeds from sale of shares:
     Class McMorgan shares                                           5,516,007       25,150,893
     Class Z shares                                                    738,366        7,512,188
  Net asset value of shares issued to shareholders in
     reinvestment of dividends:
     Class McMorgan shares                                           1,006,950        1,789,480
     Class Z shares                                                     60,644          105,378
                                                                  ------------     ------------
                                                                     7,321,967       34,557,939
  Cost of shares redeemed:
     Class McMorgan shares                                          (5,324,549)     (39,023,978)
     Class Z shares                                                 (1,241,785)      (2,361,980)
                                                                  ------------     ------------
  Increase (decrease) in net assets derived from capital share
     transactions                                                      755,633       (6,828,019)
                                                                  ------------     ------------
  Total increase in net assets                                      22,109,298        6,699,426
Net Assets:
  Beginning of period                                              172,735,836      166,036,410
                                                                  ------------     ------------
  End of period (including accumulated undistributed net
     investment income of $81,136 and $100,887, respectively)     $194,845,134     $172,735,836
                                                                  ============     ============





SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

EQUITY INVESTMENT FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.


                                                                       CLASS MCMORGAN
                                       -----------------------------------------------------------------------------
                                        FOR THE SIX                          YEAR ENDED JUNE 30,
                                       MONTHS ENDED     ------------------------------------------------------------
                                       12/31/2006++       2006         2005         2004         2003         2002
                                       ------------     --------     --------     --------     --------     --------


Net asset value, beginning of period     $  23.45       $  21.69     $  20.58     $  18.04     $  19.05     $  24.57
                                         --------       --------     --------     --------     --------     --------
  Income from investment operations:
  Net investment income                      0.15           0.27(a)      0.25(b)      0.18         0.23         0.21
  Net realized and unrealized gain
     (loss) on investments                   2.88           1.75         1.10         2.54        (1.00)       (5.12)
                                         --------       --------     --------     --------     --------     --------
     Total from investment operations        3.03           2.02         1.35         2.72        (0.77)       (4.91)
                                         --------       --------     --------     --------     --------     --------
  Less dividends and distributions:
  From net investment income                (0.15)         (0.26)       (0.24)       (0.18)       (0.24)       (0.20)
  From capital gains                           --             --           --           --           --        (0.41)
                                         --------       --------     --------     --------     --------     --------
     Total dividends and
       distributions                        (0.15)         (0.26)       (0.24)       (0.18)       (0.24)       (0.61)
                                         --------       --------     --------     --------     --------     --------
Net asset value, end of period           $  26.33       $  23.45     $  21.69     $  20.58     $  18.04     $  19.05
                                         ========       ========     ========     ========     ========     ========
Total return                                12.93%(c)       9.33%        6.60%       15.11%       (3.99)%     (20.34)%
Ratios/Supplemental Data:
  Net assets, end of period (in
     000's)                              $181,019       $159,981     $159,132     $195,193     $182,470     $196,914
  Ratio of expenses to average net
     assets before reimbursement of
     expenses by Advisor                     0.77%+         0.80%        0.80%        0.72%        0.71%        0.71%
  Ratio of expenses to average net
     assets after reimbursement of
     expenses by Advisor                     0.75%+         0.75%        0.75%        0.72%        0.71%        0.71%
  Ratio of net investment income to
     average net assets before
     reimbursement of expenses by
     Advisor                                 1.14%+         1.10%        1.14%(b)     0.90%        1.34%        0.95%
  Ratio of net investment income to
     average net assets after
     reimbursement of expenses by
     Advisor                                 1.16%+         1.15%        1.19%(b)     0.90%        1.34%        0.95%
  Portfolio turnover                           47%            98%         127%       39.13%       30.77%       14.95%




SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                  MCMORGAN FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                           CLASS Z
                                           -----------------------------------------------------------------------
                                            FOR THE SIX                       YEAR ENDED JUNE 30,
                                           MONTHS ENDED     ------------------------------------------------------
                                           12/31/2006++       2006       2005        2004        2003        2002
                                           ------------     -------     ------     -------     -------     -------


Net asset value, beginning of period          $ 23.43       $ 21.69     $20.57     $ 18.04     $ 19.05     $ 24.57
                                              -------       -------     ------     -------     -------     -------
  Income from investment operations:
  Net investment income                          0.11          0.20(a)    0.17(b)     0.13        0.18        0.15
  Net realized and unrealized gain (loss)
     on investments                              2.89          1.75       1.14        2.53       (1.00)      (5.11)
                                              -------       -------     ------     -------     -------     -------
     Total from investment operations            3.00          1.95       1.31        2.66       (0.82)      (4.96)
                                              -------       -------     ------     -------     -------     -------
  Less dividends and distributions:
  From net investment income                    (0.12)        (0.21)     (0.19)      (0.13)      (0.19)      (0.15)
  From capital gains                               --            --         --          --          --       (0.41)
                                              -------       -------     ------     -------     -------     -------
     Total dividends and distributions          (0.12)        (0.21)     (0.19)      (0.13)      (0.19)      (0.56)
                                              -------       -------     ------     -------     -------     -------
Net asset value, end of period                $ 26.31       $ 23.43     $21.69     $ 20.57     $ 18.04     $ 19.05
                                              =======       =======     ======     =======     =======     =======
Total return                                    12.80%(c)      9.01%      6.38%      14.78%      (4.23)%    (20.52)%
Ratios/Supplemental Data:
  Net assets, end of period (in 000's)        $13,826       $12,755     $6,904     $11,181     $10,170     $12,637
  Ratio of expenses to average net assets
     before reimbursement of expenses by
     Advisor                                     1.02%+        1.05%      1.05%       0.97%       0.96%       0.96%
  Ratio of expenses to average net assets
     after reimbursement of expenses by
     Advisor                                     1.00%+        1.00%      1.00%       0.97%       0.96%       0.96%
  Ratio of net investment income to
     average net assets before
     reimbursement of expenses by Advisor        0.89%+        0.85%      0.89%(b)    0.65%       1.09%       0.70%
  Ratio of net investment income to
     average net assets after
     reimbursement of expenses by Advisor        0.91%+        0.90%      0.94%(b)    0.65%       1.09%       0.70%
  Portfolio turnover                               47%           98%       127%      39.13%      30.77%      14.95%


--------------

(a)   Per share data based on average shares outstanding during the period.

(b) Included in net investment income per share and the ratio of net investment income to average net assets are $0.06 per share and 0.03%, respectively, resulting from a special one-time dividend from Microsoft Corp. that paid $3.00 per share.

(c)   Total return is not annualized.

+     Annualized.

++    Unaudited.



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS                      DECEMBER 31, 2006 (UNAUDITED)

NOTE (A) ORGANIZATION AND BUSINESS: McMorgan Funds (the "Trust"), is a no-load, open-end management investment company that is registered under the Investment Company Act of 1940, as amended (the "Act"). The Trust was organized as a Delaware statutory trust (formerly business trust) on February 3, 1994. The Trust offers shares of beneficial interest (collectively, the "Shares") in the following series: McMorgan Principal Preservation Fund (the "Principal Preservation Fund"), McMorgan Intermediate Fixed Income Fund (the "Intermediate Fixed Income Fund"), McMorgan Fixed Income Fund (the "Fixed Income Fund"), McMorgan High Yield Fund (the "High Yield Fund"), McMorgan Balanced Fund (the "Balanced Fund") and McMorgan Equity Investment Fund (the "Equity Investment Fund") (each a "Fund" and collectively, the "Funds"). The Principal Preservation Fund commenced investment operations on July 13, 1994. The Intermediate Fixed Income Fund, Fixed Income Fund, Balanced Fund and Equity Investment Fund commenced investment operations on July 14, 1994. The High Yield Fund commenced investment operations on November 3, 2003. The Principal Preservation Fund and the High Yield Fund only offer the McMorgan Funds class of shares. The Intermediate Fixed Income Fund, Balanced Fund, and the Equity Investment Fund offer two classes of shares: McMorgan Funds shares and Class Z shares. The Fixed Income Fund offers four classes of shares: McMorgan Funds shares, Class Z shares, Class R1 shares and Class R2 shares. Class Z shares commenced operations on January 25, 2001 for the Balanced Fund, on February 1, 2001 for the Fixed Income and Equity Investment Funds and on September 4, 2001 for the Intermediate Fixed Income Fund. Class R1 shares and Class R2 shares for the Fixed Income Fund commenced operations on January 2, 2004. Each class of shares has equal rights as to earnings and assets except that each class bears different distribution expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. Investment in the Principal Preservation Fund is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Principal Preservation Fund will be able to maintain a stable net asset value of $1.00.

Certain officers and trustees of the Funds are also officers and directors of McMorgan & Company LLC (the "Adviser"). The Adviser is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM Holdings"), which is a diversified financial services holding company and a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). New York Life Investment Management LLC ("NYLIM"), a wholly-owned subsidiary of NYLIM Holdings, is the sub-advisor to the High Yield Fund, Equity Investment Fund and the equity portion of the Balanced Fund. No officer or employee of the Adviser receives any compensation from the Funds for acting as a trustee of the Funds. All Trust officers serve without direct compensation from the Funds.

The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

NOTE (B) SIGNIFICANT ACCOUNTING POLICIES:

     (1) SECURITY VALUATION: The net asset value per share of each Fund is computed as of the close of regular trading on the New York Stock Exchange. The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. The equity securities of each Fund listed or traded on a stock exchange are valued at the last sale price on its principal exchange. If no sale price is reported, the security shall be valued at the mean between the closing bid price and asked price on that exchange. Securities traded over-the-counter are priced at the closing bid price supplied through such system. Fixed-income securities are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Funds' Board of Trustees. The prices for futures contracts are valued at the settlement prices established each day on the exchange where they are principally traded.

     Rights and warrants are valued at the last sale price at the close of the exchange on which the security to which the right or warrant relates is principally traded. In some situations, certain markets may be closed at the time at which a security must be valued. In these situations, a pricing service provides "snapshot" prices of such securities. All securities held in the portfolio of the Principal Preservation Fund and all debt securities with maturities of 60 days or less held by the other Funds are valued at amortized cost. When a security is valued at amortized cost, it is valued at its cost when purchased, and thereafter by assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or

                                                                  MCMORGAN FUNDS


     provides a value that does not represent the fair value in the judgment of the Fund's investment adviser or designee, are valued at fair value as determined in good faith by the Funds' Board of Trustees. Such fair valuation is determined by taking into account relevant factors and surrounding circumstances.

     (2) REPURCHASE AGREEMENTS: Each Fund may enter into repurchase agreements to earn income. A Fund may only enter into repurchase agreements with financial institutions that are deemed to be creditworthy by the Adviser or Subadvisor, pursuant to guidelines established by the Board of Trustees. During the term of any repurchase agreement, the Adviser will continue to monitor the creditworthiness of the seller. Repurchase agreements are considered under the Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund. Repurchase agreement will be fully collateralized by securities in which the Fund may invest directly. Such collateral will be marked to market daily. If the seller of the underlying security under the repurchase agreement should default on its obligation to repurchase the underlying security, a Fund may experience a delay or difficulty in exercising its right to realize upon the security and, in addition, may incur a loss if the value of the security should decline, as well as disposition costs in liquidating the security.

     (3) INVESTMENT INCOME AND SECURITY TRANSACTIONS: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums/discounts on fixed income securities are amortized/accreted daily. Security transactions are accounted for on the date securities are purchased and sold. The cost of securities sold is determined using the first-in-first-out method. Income from payment in kind securities is recorded daily based on the effective interest method of accrual.

     (4) FEDERAL INCOME TAXES: The Trust has elected to be treated as a "regulated investment company" under Sub-chapter M of the Internal Revenue Code and to distribute substantially all of the Funds' net taxable income. Each Fund qualified for such treatment for the year ended June 30, 2006. Accordingly, no provisions for federal income taxes have been made in the accompanying financial statements.

     (5) DIVIDENDS AND DISTRIBUTIONS: Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

     (6) EXPENSES: Most expenses of the Trust can be directly attributed to a Fund. Expenses, which cannot be directly attributed, are apportioned among each Fund in the Trust.

     (7) FOREIGN SECURITIES: Investments in foreign securities, whether made directly or indirectly, involve certain inherent risks. There may be less information publicly available about a foreign corporate issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than those in the United States, and judgments against foreign entities may be more difficult to obtain and enforce. Other risks include those related to changes in foreign currency exchange rates, political and economic developments, the possible imposition of foreign withholding tax on the interest or dividend income payable on such instruments, the possible establishment of foreign controls, the possible seizure or nationalization of foreign deposits or assets, or the adoption of other foreign government restrictions that might adversely affect the foreign securities held by a Fund.

     (8) USE OF ESTIMATES: In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     (9) HIGH-YIELD SECURITIES ("JUNK BONDS"): Securities rated lower than Baa by Moody's or lower than BBB by S&P (sometimes referred to as "high yield" or "junk" bonds) are not considered "investment grade." There is more price volatility, more risk of losing your principal investment, a greater possibility of the issuer going bankrupt, plus additional risks. These securities are considered speculative.

     In addition, there may be special tax considerations associated with investing in high yield/high risk bonds structured as zero coupon or payment-in-kind securities. Interest on these securities is recorded annually as income even though no cash interest is received until the security's maturity or payment date. As a result, the amounts that have accrued each year are required to be distributed to shareholders and such amounts will be taxable to shareholders. Therefore, the Fund may have to sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Fund's assets and may thereby increase its expense ratios and decrease its rate of return.

     (10) MORTGAGE DOLLAR ROLLS: Some of the Funds may enter into mortgage dollar roll ("MDR") transactions in which a Fund sells mortgage-backed securities ("MBS") for delivery to a counterparty and simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purpose as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

     (11) SECURITIES LENDING: Each fund (except the Principal Preservation Fund) may seek to increase its income by lending portfolio securities to certain broker-dealers and institutions, to the extent permitted by the 1940 Act, as modified or interpreted by regulatory authorities having jurisdiction, from time to time, in accordance with procedures adopted by the Board. Under present regulatory policies, such loans would be required to be secured continuously by collateral in cash or U.S. government securities maintained on a current basis at an amount at least equal to 100% of the current market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time generally on less than five days' notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially or breach its agreement with a Fund. However, the loans would be made only to firms deemed by the Adviser or Subadvisor to be creditworthy and approved by the Board, and when, in the judgment of the Adviser or Subadvisor, the consideration that can be earned currently from securities loans of this type, justifies the attendant risk. (See Note G on page 75.)

     (12) RESTRICTED SECURITIES: Each Fund will limit investments in securities of issuers which the Fund is restricted from selling to the public without registration under the 1933 Act, to no more than 10% of the Fund's net assets, excluding restricted securities eligible for resale pursuant to Rule 144A that have been determined to be liquid by the Board of Trustees. Restricted securities have no ready market and are subject to legal restrictions on their sale (other than those eligible for resale pursuant to Rule 144A or Section 4(2) under the 1933 Act determined to be liquid pursuant to guidelines adopted by the Board of Trustees). Difficulty in selling securities may result in a loss or be costly to a Fund. Restricted securities generally can be sold only in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Information regarding restricted securities is included at the end of the Funds' Schedule of Investments.

                                                                  MCMORGAN FUNDS


Restricted securities held at December 31, 2006:

HIGH YIELD FUND


                                                               NUMBER OF
                                                               WARRANTS/
                                               DATE(S) OF        SHARE                      12/31/06      PERCENT OF
SECURITY                                      ACQUISITION        AMOUNT         COST          VALUE       NET ASSETS
--------                                      -----------      ---------      --------      --------      ----------


Haights Cross Communications, Inc.
  Preferred Stock
  16.00%, Class B                               1/22/04          6,286        $292,429      $257,726          0.2%
  Warrants                                      1/22/04              7               0(a)          0(a)       0.0(b)
  Warrants, Preferred Class A                   1/22/04          6,225              62            62          0.0(b)
                                                                              --------      --------          ---
                                                                              $292,491      $257,788          0.2%
                                                                              ========      ========          ===



   (a) Less than one dollar.

   (b) Less than one tenth of a percent.

NOTE (C) DIVIDENDS FROM NET INVESTMENT INCOME AND DISTRIBUTIONS OF CAPITAL
GAINS: The Principal Preservation Fund declares dividends daily from its net investment income. The Principal Preservation Fund's dividends are payable monthly and are automatically reinvested in additional Fund shares, at the month-end net asset value, for those shareholders that have elected the reinvestment option. The Fixed Income Fund, High Yield Fund and Intermediate Fixed Income Fund distribute their respective net investment income to shareholders monthly and net realized capital gains, if any, are distributed annually. With respect to the Balanced Fund and the Equity Investment Fund, dividends from net investment income are distributed quarterly and net realized capital gains from investment transactions, if any, are distributed to shareholders annually.

The tax character of distributions paid during the years ended June 30, 2006 and June 30, 2005, was as follows:


                                                         INTERMEDIATE
                                                         FIXED INCOME                            FIXED INCOME
                                                             FUND                                    FUND
                                                ------------------------------          ------------------------------
                                                   2006                2005                2006                2005
                                                ----------          ----------          ----------          ----------


Distribution paid from:
  Ordinary income                               $6,538,757          $5,538,479          $2,938,769          $2,592,400
  Long-term capital gain                                --             243,103                  --             215,287
                                                ----------          ----------          ----------          ----------
                                                $6,538,757          $5,781,582          $2,938,769          $2,807,687
                                                ==========          ==========          ==========          ==========





                                          HIGH YIELD                          BALANCED                     EQUITY INVESTMENT
                                             FUND                               FUND                              FUND
                                 ----------------------------       ---------------------------       ---------------------------
                                     2006             2005             2006             2005             2006             2005
                                 -----------       ----------       ----------       ----------       ----------       ----------


Distribution paid from:
  Ordinary income                $10,655,458       $6,164,765       $1,471,130       $2,057,120       $1,916,318       $2,031,850
  Long-term capital gain                  --               --               --               --               --               --
                                 -----------       ----------       ----------       ----------       ----------       ----------
                                 $10,655,458       $6,164,765       $1,471,130       $2,057,120       $1,916,318       $2,031,850
                                 -----------       ----------       ----------       ----------       ----------       ----------



As of June 30, 2006, the components of distributable earnings on a tax basis were as follows:


                                                          PRINCIPAL          INTERMEDIATE
                                                        PRESERVATION         FIXED INCOME         FIXED INCOME
                                                            FUND                 FUND                 FUND
                                                        ------------         ------------         ------------


Undistributed ordinary income                             $ 19,969            $   514,803          $   248,475
Undistributed long-term capital gain (Capital
  loss carryforward)                                            --               (747,036)            (153,472)
Other temporary differences                                (19,969)                    --                   --
Unrealized appreciation (depreciation)                          --             (3,649,677)          (2,418,832)
Post October loss                                           (1,030)            (2,658,954)          (1,009,761)
                                                          --------            -----------          -----------
                                                          $ (1,030)           $(6,540,864)         $(3,333,590)
                                                          ========            ===========          ===========


                                                                                                     EQUITY
                                                           HIGH YIELD           BALANCED           INVESTMENT
                                                              FUND                FUND                FUND
                                                          -----------         -----------         ------------


Undistributed ordinary income                             $   700,289         $    62,084         $    100,887
Undistributed long-term capital gain (Capital
  loss carryforward)                                         (768,270)         (4,938,810)         (15,575,677)
Other temporary differences                                   (15,782)                 --                   --
Unrealized appreciation (depreciation)                     (4,450,547)            757,608            5,196,724
Post October loss                                          (1,053,181)                 --                   --
                                                          -----------         -----------         ------------
                                                          $(5,587,491)        $(4,119,118)        $(10,278,066)
                                                          -----------         -----------         ------------



The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to wash sales.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare as dividends, in each calendar year, at least 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

NOTE (D) CAPITAL SHARE TRANSACTIONS (IN 000'S): Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value. Transactions in shares of beneficial interest were as follows:


                               PRINCIPAL PRESERVATION FUND                       INTERMEDIATE FIXED INCOME FUND
                             -------------------------------   -----------------------------------------------------------------
                                      CLASS MCMORGAN                    CLASS MCMORGAN                       CLASS Z
                             -------------------------------   -------------------------------   -------------------------------
                                                  YEAR ENDED                        YEAR ENDED                        YEAR ENDED
                              SIX MONTHS ENDED     JUNE 30,     SIX MONTHS ENDED     JUNE 30,     SIX MONTHS ENDED     JUNE 30,
                             DECEMBER 31, 2006*      2006      DECEMBER 31, 2006*      2006      DECEMBER 31, 2006*      2006
                             ------------------   ----------   ------------------   ----------   ------------------   ----------


Shares sold                         86,244          130,643           2,261            4,011             --(a)             1
                                                                                                         --
Shares issued in
  reinvestment of dividends
  and distributions                  3,232            5,596             385              633             --(a)            --(a)
                                   -------         --------           -----           ------             --               --
                                    89,476          136,239           2,646            4,644             --(a)             1
Shares redeemed                    (66,076)        (136,686)           (711)          (5,260)            --(a)            --(a)
                                   -------         --------           -----           ------             --               --
Net increase (decrease)             23,400             (447)          1,935             (616)            --(A)             1
                                   =======         ========           =====           ======             ==               ==





                                                                         FIXED INCOME FUND
                                           -----------------------------------------------------------------------------
                                                      CLASS MCMORGAN                               CLASS Z
                                           -----------------------------------       -----------------------------------
                                                                    YEAR ENDED                                YEAR ENDED
                                            SIX MONTHS ENDED         JUNE 30,         SIX MONTHS ENDED         JUNE 30,
                                           DECEMBER 31, 2006*          2006          DECEMBER 31, 2006*          2006
                                           ------------------       ----------       ------------------       ----------


Shares sold                                        310                 1,795                 172                  578
Shares issued in reinvestment of
  dividends and distributions                       91                   156                  69                  117
                                                  ----                ------                ----                 ----
                                                   401                 1,951                 241                  695
Shares redeemed                                   (485)               (1,465)               (227)                (488)
                                                  ----                ------                ----                 ----
Net increase (decrease)                            (84)                  486                  14                  207
                                                  ====                ======                ====                 ====





                                                                         FIXED INCOME FUND
                                           -----------------------------------------------------------------------------
                                                         CLASS R1                                  CLASS R2
                                           -----------------------------------       -----------------------------------
                                                                    YEAR ENDED                                YEAR ENDED
                                            SIX MONTHS ENDED         JUNE 30,         SIX MONTHS ENDED         JUNE 30,
                                           DECEMBER 31, 2006*          2006          DECEMBER 31, 2006*          2006
                                           ------------------       ----------       ------------------       ----------


Shares sold                                        --                   --                   --                   --
Shares issued in reinvestment of
  dividends and distributions                      --(a)                --(a)                --(a)                --(a)
                                                   --                   --                   --                   --
                                                   --(a)                --(a)                --(a)                --(a)
Shares redeemed                                    --                   --(a)                --                   --
                                                   --                   --                   --                   --
Net increase                                       --(a)                --(a)                --(a)                --(a)
                                                   ==                   ==                   ==                   ==


                                                                  MCMORGAN FUNDS



                                                                            HIGH YIELD FUND
                                                                   ---------------------------------
                                                                             CLASS MCMORGAN
                                                                   ---------------------------------
                                                                                          YEAR ENDED
                                                                    SIX MONTHS ENDED       JUNE 30,
                                                                   DECEMBER 31, 2006*        2006
                                                                   ------------------     ----------


Shares sold                                                                  6               3,105
Shares issued in reinvestment of dividends                                 604               1,028
                                                                           ---               -----
                                                                           610               4,133
Shares redeemed                                                             (1)               (825)
                                                                           ---               -----
Net increase                                                               609               3,308
                                                                           ===               =====





                                                                           BALANCED FUND
                                           -----------------------------------------------------------------------------
                                                      CLASS MCMORGAN                               CLASS Z
                                           -----------------------------------       -----------------------------------
                                                                    YEAR ENDED                                YEAR ENDED
                                            SIX MONTHS ENDED         JUNE 30,         SIX MONTHS ENDED         JUNE 30,
                                           DECEMBER 31, 2006*          2006          DECEMBER 31, 2006*          2006
                                           ------------------       ----------       ------------------       ----------


Shares sold                                        159                   411                  28                   50
Shares issued in reinvestment of
  dividends                                         34                    73                   5                    8
                                                  ----                ------                 ---                  ---
                                                   193                   484                  33                   58
Shares redeemed                                   (332)               (1,346)                (31)                 (65)
                                                  ----                ------                 ---                  ---
Net increase (decrease)                           (139)                 (862)                  2                   (7)
                                                  ====                ======                 ===                  ===





                                                                       EQUITY INVESTMENT FUND
                                           -----------------------------------------------------------------------------
                                                      CLASS MCMORGAN                               CLASS Z
                                           -----------------------------------       -----------------------------------
                                                                    YEAR ENDED                                YEAR ENDED
                                            SIX MONTHS ENDED         JUNE 30,         SIX MONTHS ENDED         JUNE 30,
                                           DECEMBER 31, 2006*          2006          DECEMBER 31, 2006*          2006
                                           ------------------       ----------       ------------------       ----------


Shares sold                                        226                 1,100                  29                  325
Shares issued in reinvestment of
  dividends                                         39                    77                   2                    5
                                                  ----                ------                 ---                 ----
                                                   265                 1,177                  31                  330
Shares redeemed                                   (213)               (1,689)                (49)                (104)
                                                  ----                ------                 ---                 ----
Net increase (decrease)                             52                  (512)                (18)                 226
                                                  ====                ======                 ===                 ====



*      Unaudited.

   (a) Less than one thousand.

NOTE (E) INVESTMENT TRANSACTIONS: Aggregate purchases and proceeds from sales of investment securities (other than short-term investments) for the six month period ended December 31, 2006 were:


                                  INTERMEDIATE FIXED INCOME
                                             FUND                       FIXED INCOME FUND                 HIGH YIELD FUND
                                -----------------------------     -----------------------------     ---------------------------
                                  PURCHASES          SALES          PURCHASES          SALES         PURCHASES         SALES
                                ------------     ------------     ------------     ------------     -----------     -----------


U.S. Government Securities      $203,989,337     $201,843,623     $ 88,308,170     $ 94,025,747     $        --     $        --
All others                        43,328,029       34,982,069       19,739,212       14,419,448      31,786,564      26,703,997
                                 -----------      -----------      -----------      -----------      ----------      ----------
Total                           $247,317,366     $236,825,692     $108,047,382     $108,445,195     $31,786,564     $26,703,997
                                ============     ============     ============     ============     ===========     ===========





                                                           BALANCED FUND               EQUITY INVESTMENT FUND
                                                    ---------------------------     ---------------------------
                                                     PURCHASES         SALES         PURCHASES         SALES
                                                    -----------     -----------     -----------     -----------


U.S. Government Securities                          $24,903,885     $24,439,098     $        --     $        --
All others                                           21,686,604      23,975,191      86,873,693      86,145,581
                                                     ----------      ----------      ----------      ----------
Total                                               $46,590,489     $48,414,289     $86,873,693     $86,145,581
                                                    ===========     ===========     ===========     ===========



NOTE (F) FEES AND RELATED PARTY TRANSACTIONS:

     (1) ADVISORY: Under its investment advisory agreements with each of the Funds, the Adviser provides investment advisory services to the Funds. The Funds will pay the Adviser at the following annual percentage rates of the average daily net assets of each Fund: 0.25% for the Principal Preservation Fund; 0.35% for the Intermediate Fixed Income Fund and the Fixed Income Fund; 0.45% for the Balanced Fund; and 0.50% for the Equity Investment Fund and the

     High Yield Fund. These fees are accrued daily and paid monthly. The Adviser has voluntarily undertaken to absorb for the McMorgan Funds Class of Principal Preservation Fund, Intermediate Fixed Income Fund, Fixed Income Fund, High Yield Fund, Balanced Fund and Equity Investment Fund, operating expenses which cause total expenses to exceed 0.30%, 0.50%, 0.50%, 0.75%, 0.60% and 0.75%, respectively. While the Adviser has not undertaken to limit the total annual operating expenses of the Class Z shares, the Advisory fee waiver would also apply to these shares. For the period July 1, 2006 through December 31, 2006, the net amount of expenses the Adviser absorbed, subject to repayment, totaled $126,975 for the Principal Preservation Fund; $81,949 for the Intermediate Fixed Income Fund; $88,554 for the Fixed Income Fund; $112,911 for the Balanced Fund and $14,877 for the Equity Investment Fund. It was not necessary for the Adviser to reimburse the High Yield Fund for expenses for the period ended December 31, 2006.

     The investment advisory agreements provide that any reductions or expense reimbursements made by the Adviser in its fees are subject to reimbursement by the Funds within the following three years of such reduction or reimbursement provided that the Funds are able to effect such reimbursement and remain in compliance with applicable expense limitations.

     Since July 1, 2003 through December 31, 2006, the Adviser has reduced its management fee and otherwise absorbed Fund expenses for each Fund in the following amounts: Principal Preservation Fund $934,139; Intermediate Fixed Income Fund $582,931; Fixed Income Fund $637,019; Balanced Fund $767,263 and Equity Investment Fund $198,089. This amount is included within investment advisory fees in the Statement of Operations.

     As of December 31, 2006 the Adviser can recover the following reimbursement amounts:


                                          EXPIRES 2007   EXPIRES 2008   EXPIRES 2009   EXPIRES 2010     TOTAL
                                          ------------   ------------   ------------   ------------   --------


Principal Preservation Fund                 $242,530       $271,924       $292,710       $126,975     $934,139
Intermediate Fixed Income Fund               132,200        175,303        193,479         81,949      582,931
Fixed Income Fund                            160,536        189,912        198,017         88,554      637,019
Balanced Fund                                164,865        246,909        242,578        112,911      767,263
Equity Investment Fund                            --         92,699         90,513         14,877      198,089


     Pursuant to sub-advisory agreements, the Adviser pays NYLIM the following:
     50% of the fee received by the Adviser from the High Yield Fund and 0.25% of the net asset value of the assets of the Equity Investment Fund and Balanced Fund.

     During the period, the Adviser of the Principal Preservation Fund identified a trade error, which resulted from a violation of a non-fundamental investment restriction. The Fund liquidated its position in the securities, which resulted in a gain to the Fund in the amount of $8,543 as shown in the Statement of Operations for the period ended December 31, 2006 as net increase from the disposal of investments in violation of restrictions. This trade error did not affect the Fund's total return.

     (2) DISTRIBUTION AND SERVICE FEES: The Trust has adopted a Distribution Plan (the "Plan") on behalf of the Class Z Shares of the Intermediate Fixed Income Fund, Fixed Income Fund, Balanced Fund and Equity Investment Fund and Class R2 shares of the Fixed Income Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940. The Plan provides that the applicable Fund will reimburse NYLIFE Distributors LLC, an affiliate of the Adviser, who serves as distributor to the Funds pursuant to an Underwriting Agreement, or a third party administrator for actual distributions and shareholder servicing expenses incurred, on an annual basis of 0.25% of each Fund's Class Z and Class R2 Shares average daily net assets. The High Yield Fund, which is also covered under the Plan, does not currently offer Class Z shares.

     The Trust has also adopted Shareholder Service Plans for the Class R1 and R2 Shares of the Fixed Income Fund. In accordance with the Shareholder Service Plans, the Adviser has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1 and R2 shares. For its services, the Adviser is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets attributable to the Class R1 and R2 shares.

     (3) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT: NYLIM Service Company LLC, an affiliate of the Adviser, serves as the Funds transfer agent. NYLIM Service Company LLC has entered into an agreement with

                                                                  MCMORGAN FUNDS


     Boston Financial Data Services, by which it will perform certain of the services for which NYLIM Service Company LLC is responsible. Transfer agent expenses accrued for the six month period ended December 31, 2006 for each Fund were as follows: Principal Preservation Fund $16,839; Intermediate Fixed Income Fund $20,675; Fixed Income Fund $18,869; High Yield Fund $8,313; Balanced Fund $24,295; and Equity Investment Fund $26,669.

     (4) ADMINISTRATOR: NYLIM serves as Administrator for the Funds. For providing administrative services to the Funds, NYLIM receives from each Fund a basic fee, computed daily and paid monthly. Administration fees accrued for the six month period ended December 31, 2006 for each Fund were as follows: Principal Preservation Fund $38,668; Intermediate Fixed Income Fund $46,161; Fixed Income Fund $22,735; High Yield Fund $38,806; Balanced Fund $20,349; and Equity Investment Fund $50,921.

     The Funds pay the Administrator a monthly fee for accounting services provided. Fees for accounting services provided to the Funds by the Administrator, or its designee for the six month period ended December 31, 2006 were as follows: Principal Preservation Fund $23,671; Intermediate Fixed Income Fund $30,143; Fixed Income Fund $23,060; High Yield Fund $23,733; Balanced Fund $22,338; and Equity Investment Fund $31,583.

     Investors Bank & Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts, 02116 ("IBT") provides sub-administration and sub-accounting services to the Funds pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Funds, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Funds' administrative operations. For providing these services to the Funds, IBT is compensated by NYLIM.

     (5) TRUSTEES FEES: The non-interested Trustees of McMorgan Funds each receive a flat fee of $33,000 per year, plus reimbursement for all out-of-pocket expenses incurred for each meeting of the Board of Trustees they attend. The Independent Chairman receives a flat fee of $40,000 per year, plus reimbursement for all out-of-pocket expenses incurred for each meeting attended. No officer or employee of McMorgan & Company LLC receives any compensation from McMorgan Funds for acting as a Trustee of McMorgan Funds. The Statement of Additional Information ("SAI") includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-788-9485.

NOTE (G) PORTFOLIO SECURITIES LOANED: As of December 31, 2006, the following Funds had securities on loan and received collateral as follows:


                                                                   MARKET VALUE OF        CASH
PORTFOLIO                                                        SECURITIES ON LOAN    COLLATERAL
---------                                                        ------------------   -----------


Intermediate Fixed Income Fund                                       $    72,620      $    75,543
Fixed Income Fund                                                      4,082,924        4,188,792
High Yield Fund                                                       12,609,982       12,934,957
Balanced Fund                                                          3,194,188        3,286,776
Equity Investment Fund                                                11,784,335       12,197,235


The cash collateral received for securities on loan used to purchase highly liquid short-term investments. Securities purchased with collateral received are valued at amortized cost which approximates market value.

NOTE (H) CAPITAL LOSS CARRYFORWARD AND POST OCTOBER LOSSES: As of June 30, 2006, the Funds had available for federal tax purposes unused capital loss carryforwards as follows:


                                                         EXPIRES IN 2012   EXPIRES IN 2014      TOTAL
                                                         ---------------   ---------------   -----------


Intermediate Fixed Income Fund                             $        --         $747,036      $   747,036
Fixed Income Fund                                                   --          153,472          153,472
Balanced Fund                                                4,938,810               --        4,938,810
High Yield Fund                                                     --          768,270          768,270
Equity Investment Fund                                      15,575,677               --       15,575,677

As of June 30, 2006, the Funds had realized capital losses during the period November 1, 2005 through June 30, 2006, which are treated for federal income tax purposes as arising in the tax year ending June 30, 2007.


                                                                         POST OCTOBER LOSS
                                                                         -----------------


Principal Preservation Fund                                                  $    1,030
Intermediate Fixed Income Fund                                                2,658,954
Fixed Income Fund                                                             1,009,761
High Yield Fund                                                               1,053,181


NOTE (I) INDEMNIFICATIONS: In the normal course of business the Funds enter into contracts with third party service providers that contain a variety of representations and warranties that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Funds.

NOTE (J) NEW ACCOUNTING PRONOUNCEMENTS: On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax provisions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management of the Funds is currently evaluating the impact that FIN 48 will have on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

                                [MCMORGAN FUNDS LOGO]

                           STRAIGHT FORWARD INVESTING
                                    ESTD. 1994

BOARD OF TRUSTEES

Alan C. Lindquist
Walter B. Rose
Kenneth I. Rosenblum
Mark R. Taylor

OFFICERS

Mark R. Taylor, President and Principal Executive Officer
Arphiela Arizmendi, Treasurer and Principal Financial Officer
Vincent J. Bencivenga, Chief Compliance Officer
Robert A. Anselmi, Chief Legal Officer
Teresa Matzelle, Vice President and Secretary


INVESTMENT ADVISOR

McMorgan & Company LLC
One Bush Street, Suite 800
San Francisco, CA 94104

CUSTODIAN

Investors Bank & Trust Company
200 Clarendon Street
P.O. Box 9130
Boston, MA 02117

UNDERWRITER

NYLIFE Distributors LLC
169 Lackawanna Avenue
Parsippany, NJ 07054

LEGAL COUNSEL
Sutherland Asbill & Brennan, LLP
1275 Pennsylvania Avenue, N.W.
Washington, DC 20004

SHAREHOLDER SERVICES

NYLIM Service Company LLC
169 Lackawanna Avenue
Parsippany, NJ 07054

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103


For Additional Information about McMorgan Funds call:
(800) 831-1994 (7AM TO 5PM PST)

This report is submitted for general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus which includes details regarding the Funds' objectives, policies, expenses and other information.

ITEM 2. CODE OF ETHICS.

     Registrant has adopted a code of ethics (the "Code") that applies to Registrant's principal executive officer ("PEO") and principal financial officer ("PFO"). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO and PFO during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     The Board of Trustees has determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The Audit Committee financial expert is Alan Lindquist. Mr. Lindquist is "independent" within the meaning of that term used in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a) Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

     Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSRS.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     Since the Registrant's last response to this Item, there have been no material changes to the procedures by which shareholders may recommend Nominees to the Registrant's Board of Directors.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSRS (the "Report"), the principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this Report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications of each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 and section 302 of the Sarbanes-Oxley Act of 2002 are filed as exhibits to this filing.

(b) Certifications of each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are filed as exhibits to this filing.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MCMORGAN FUNDS


By: /s/ Mark R. Taylor
    ---------------------------------
    MARK R. TAYLOR
    PRESIDENT AND PRINCIAL EXECUTIVE
    OFFICER

Date: March 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By: /s/ MARK R. TAYLOR
    ---------------------------------
    MARK R. TAYLOR
    PRESIDENT AND PRINCIAL EXECUTIVE
    OFFICER

Date: March 9, 2007


By: /s/ ARPHIELA ARIZMENDI
    ---------------------------------
    ARPHIELA ARIZMENDI
    TREASURER AND PRINCIPAL FINANCIAL
    AND ACCOUNTING OFFICER

Date: March 9, 2007

                                  EXHIBIT INDEX

(a)(2) Certifications of each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 and section 302 of the Sarbanes-Oxley Act of 2002 are filed as exhibits to this filing.

(b) Certifications of each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are filed as exhibits to this filing.